WINSTON SPE LLC
                           (Borrower)




                               to




                    CMF CAPITAL COMPANY, LLC
                            (Lender)











                         LOAN AGREEMENT






                 Dated:  As of  November 3, 1998







                      DOCUMENT PREPARED BY:

                      Cadwalader, Wickersham & Taft
                      100 Maiden Lane
                      New York, New York 10038
                      Attention: Stephen Hauck, Esq.




                        TABLE OF CONTENTS


                                                            Page
                                                            ----



ARTICLE 1

 CERTAIN DEFINITIONS
   SECTION 1.1  CERTAIN DEFINITIONS                           1

ARTICLE 2

 LOAN TERMS
   SECTION 2.1  THE LOAN                                     13
   SECTION 2.2  INTEREST RATE                                13
   SECTION 2.3  TERMS OF PAYMENT                             13
   SECTION 2.4  PREPAYMENT; DEFEASANCE                       16
   SECTION 2.5  RELEASE OF PROPERTY                          18
   SECTION 2.6  SUBSTITUTION OF PROPERTIES                   20

ARTICLE 3

 SECURITY; RESERVES AND CASH MANAGEMENT
   SECTION 3.1  SECURITY; ESTABLISHMENT OF FUNDS             29
   SECTION 3.2  PLEDGE AND GRANT OF SECURITY INTEREST        30
   SECTION 3.3  DISBURSEMENT OF FUNDS                        30
   SECTION 3.4  INTENTIONALLY OMITTED                        31
   SECTION 3.5  CASH MANAGEMENT ACCOUNT                      31
   SECTION 3.6  PAYMENTS RECEIVED UNDER THE CASH MANAGEMENT
                AGREEMENT                                    32

ARTICLE 4

 CONDITIONS PRECEDENT
   SECTION 4.1  CLOSING CONDITIONS                           33

ARTICLE 5

 INSURANCE, CONDEMNATION, AND IMPOUNDS
   SECTION 5.1  INSURANCE; CASUALTY AND CONDEMNATION         37
   SECTION 5.2  CONDEMNATION                                 41
   SECTION 5.3  RESTORATION                                  41
   SECTION 5.4  IMPOUNDS                                     46

ARTICLE 6

 ENVIRONMENTAL MATTERS
   SECTION 6.1  CERTAIN DEFINITIONS                          47
   SECTION 6.2  REPRESENTATIONS AND WARRANTIES ON
                ENVIRONMENTAL MATTERS                        48
   SECTION 6.3  COVENANTS ON ENVIRONMENTAL MATTERS           48
   SECTION 6.4  ALLOCATION OF RISKS AND INDEMNITY            49
   SECTION 6.5  NO WAIVER                                    50

ARTICLE 7

 LEASING MATTERS
   SECTION 7.1  REPRESENTATIONS AND WARRANTIES ON LEASES     50
   SECTION 7.2  STANDARD LEASE FORM; APPROVAL RIGHTS         50
   SECTION 7.3  COVENANTS                                    51
   SECTION 7.4  TENANT ESTOPPELS                             51

ARTICLE 8

 REPRESENTATIONS AND WARRANTIES
   SECTION 8.1  ORGANIZATION, POWER AND AUTHORITY            52
   SECTION 8.2  VALIDITY OF LOAN DOCUMENTS                   52
   SECTION 8.3  NO CONFLICTS                                 52
   SECTION 8.4  LIABILITIES; LITIGATION                      53
   SECTION 8.5  TAXES AND ASSESSMENTS                        53
   SECTION 8.6  OTHER AGREEMENTS; DEFAULTS                   53
   SECTION 8.7  TITLE                                        53
   SECTION 8.8  COMPLIANCE WITH LAW                          54
   SECTION 8.9  LOCATION OF BORROWER                         54
   SECTION 8.10  ERISA                                       54
   SECTION 8.11  FORFEITURE                                  55
   SECTION 8.12  TAX FILINGS                                 55
   SECTION 8.13  SOLVENCY                                    55
   SECTION 8.14  FULL AND ACCURATE DISCLOSURE                56
   SECTION 8.15  FLOOD ZONE                                  56
   SECTION 8.16  FEDERAL RESERVE REGULATIONS                 56
   SECTION 8.17  NOT A FOREIGN PERSON                        56
   SECTION 8.18  SEPARATE LOTS                               56
   SECTION 8.19  NO PRIOR ASSIGNMENT                         56
   SECTION 8.20  INSURANCE                                   56
   SECTION 8.21  USE OF PROPERTIES                           57
   SECTION 8.22  CERTIFICATE OF OCCUPANCY; LICENSES          57
   SECTION 8.23  PHYSICAL CONDITION                          57
   SECTION 8.24  BOUNDARIES                                  57
   SECTION 8.25  INTENTIONALLY OMITTED                       57
   SECTION 8.26  INTENTIONALLY OMITTED                       57
   SECTION 8.27  FILING AND RECORDING TAXES                  57
   SECTION 8.28  SINGLE PURPOSE ENTITY/SEPARATENESS          58
   SECTION 8.29  MANAGEMENT AGREEMENTS                       60
   SECTION 8.30  FRANCHISE AGREEMENTS; OPERATING LEASES      62
   SECTION 8.31  INVESTMENT COMPANY ACT                      63
   SECTION 8.32  LEASES                                      63
   SECTION 8.33  SPE COMPLIANCE                              63

ARTICLE 9

 FINANCIAL REPORTING
   SECTION 9.1  FINANCIAL STATEMENTS                         63
   SECTION 9.2  ACCOUNTING PRINCIPLES                        65
   SECTION 9.3  OTHER INFORMATION; ACCESS                    65
   SECTION 9.4  FORMAT OF DELIVERY                           66

ARTICLE 10

 COVENANTS
   SECTION 10.1  DUE SALE AND ENCUMBRANCE; TRANSFERS OF
   INTERESTS                                                 66
   SECTION 10.2  TAXES; UTILITY CHARGES                      69
   SECTION 10.3  OPERATING LEASE                             69
   SECTION 10.4  OPERATION; MAINTENANCE; INSPECTION          69
   SECTION 10.5  TAXES ON SECURITY                           70
   SECTION 10.6  LEGAL EXISTENCE; NAME, ETC.                 70
   SECTION 10.7  FURTHER ASSURANCES                          70
   SECTION 10.8  ESTOPPEL CERTIFICATES                       71
   SECTION 10.9  NOTICE OF CERTAIN EVENTS                    71
   SECTION 10.10  INDEMNIFICATION                            71
   SECTION 10.11  PAYMENT FOR LABOR AND MATERIALS            71
   SECTION 10.12  ALTERATIONS                                72
   SECTION 10.13  HANDICAPPED ACCESS                         72
   SECTION 10.14  CERTAIN HOTEL/FRANCHISE COVENANTS          73

ARTICLE 11

 EVENTS OF DEFAULT
   SECTION 11.1  PAYMENTS                                    74
   SECTION 11.2  INSURANCE                                   74
   SECTION 11.3  SINGLE PURPOSE ENTITY                       74
   SECTION 11.4  INSOLVENCY OPINION                          74
   SECTION 11.5  TAXES                                       74
   SECTION 11.6  SALE, ENCUMBRANCE, ETC.                     74
   SECTION 11.7  REPRESENTATIONS AND WARRANTIES              75
   SECTION 11.8  OTHER ENCUMBRANCES                          75
   SECTION 11.9  INVOLUNTARY BANKRUPTCY OR OTHER PROCEEDING  75
   SECTION 11.10  VOLUNTARY PETITIONS, ETC.                  75
   SECTION 11.11  COVENANTS                                  75
   SECTION 11.12  OPERATING LEASES                           76

<PAGE 5>

   SECTION 11.13  FRANCHISE AGREEMENTS AND MANAGEMENT
                  AGREEMENTS                                 76

ARTICLE 12

 REMEDIES
   SECTION 12.1  REMEDIES - INSOLVENCY EVENTS                76
   SECTION 12.2  REMEDIES - OTHER EVENTS                     76
   SECTION 12.3  LENDER'S RIGHT TO PERFORM THE OBLIGATIONS   77
   SECTION 12.4  CROSS-DEFAULT; CROSS-COLLATERALIZATION;
                 WAIVER OF MARSHALLING OF ASSETS             78

ARTICLE 13

 LIMITATIONS ON LIABILITY
   SECTION 13.1  LIMITATION ON LIABILITY                     79
   SECTION 13.2  LIMITATION ON LIABILITY OF LENDER'S
                 OFFICERS,EMPLOYEES, ETC.                    80

 ARTICLE 14

 SECURITIZATION
   SECTION 14.1  SECURITIZATION                              80
   SECTION 14.2  SECURITIZATION INDEMNIFICATION              81
   SECTION 14.3  SERVICER                                    84

ARTICLE 15

 MISCELLANEOUS
   SECTION 15.1  NOTICES                                     84
   SECTION 15.2  AMENDMENTS AND WAIVERS                      85
   SECTION 15.3  LIMITATION ON INTEREST                      85
   SECTION 15.4  INVALID PROVISIONS                          86
   SECTION 15.5  REIMBURSEMENT OF EXPENSES                   86
   SECTION 15.6  APPROVALS; THIRD PARTIES; CONDITIONS        86
   SECTION 15.7  LENDER NOT IN CONTROL; NO PARTNERSHIP       87
   SECTION 15.8  TIME OF THE ESSENCE                         87
   SECTION 15.9  SUCCESSORS AND ASSIGNS                      87
   SECTION 15.10  RENEWAL, EXTENSION OR REARRANGEMENT        87
   SECTION 15.11  WAIVERS                                    88
   SECTION 15.12  CUMULATIVE RIGHTS; JOINT AND SEVERAL
                  LIABILITY                                  88
   SECTION 15.13  SINGULAR AND PLURAL                        88
   SECTION 15.14  PHRASES                                    88
   SECTION 15.15  EXHIBITS AND SCHEDULES                     88
   SECTION 15.16  TITLES OF ARTICLES, SECTIONS AND
                  SUBSECTIONS                                88
   SECTION 15.17  PROMOTIONAL MATERIAL                       88
   SECTION 15.18  SURVIVAL                                   89
   SECTION 15.19  WAIVER OF JURY TRIAL                       89
   SECTION 15.20  WAIVER OF PUNITIVE OR CONSEQUENTIAL DAMAGES89
   SECTION 15.21  GOVERNING LAW                              89
   SECTION 15.22  ENTIRE AGREEMENT                           91
   SECTION 15.23  COUNTERPARTS                               91
   SECTION 15.24  BROKERS AND FINANCIAL ADVISORS             91
   SECTION 15.25  CONFLICTS                                  91
   SECTION 15.26  LENDER ESTOPPELS                           91




                 LIST OF EXHIBITS AND SCHEDULES


SCHEDULE I          RELEASE AMOUNTS

SCHEDULE II         REQUIRED REPAIRS

SCHEDULE III        INTENTIONALLY OMITTED

SCHEDULE IV         FRANCHISE AGREEMENTS

SCHEDULE V          OPERATING LEASES

SCHEDULE VI         FORM OF NONDISTURBANCE AGREEMENT

SCHEDULE VII        TENANT ESTOPPEL CERTIFICATE AND AGREEMENT

SCHEDULE VIII       FORM OF SNDA

SCHEDULE IX         LITIGATION

SCHEDULE X          MANAGER'S CONSENT AND SUBORDINATION OF
                    MANAGEMENT AGREEMENT

SCHEDULE XI         MANAGEMENT AGREEMENTS

SCHEDULE XII        MARRIOTT FRANCHISE AGREEMENTS

SCHEDULE XIII       MARRIOTT OWNER AGREEMENTS


                         LOAN AGREEMENT
                         --------------


          This Loan Agreement (this "AGREEMENT") is entered into as of November 3, 1998, between CMF CAPITAL COMPANY, LLC, a
Delaware  limited liability company ("Lender"), and WINSTON  SPE
LLC, a Virginia limited liability company ("BORROWER").


                            ARTICLE 1

                       CERTAIN DEFINITIONS

          Section 1.1 CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated:

          "ACCESS LAWS" has the meaning assigned in Section 10.13.
           -----------

          "ACCRUED INTEREST" has the meaning assigned in Section
           ----------------
2.3(b).

          "ADJUSTED RATE" has the meaning assigned  in  Section
           -------------
2.2.

          "ADJUSTED RELEASE AMOUNT" shall mean for an Individual
           -----------------------
Property the product of (a) the quotient obtained by dividing the original Release Amount for such Individual Property by the sum of the original Release Amount for all Properties, (b) the outstanding principal balance of the Loan, and (c) and one hundred twenty-five percent (125%).

          "AFFILIATE" means (a) any corporation in which Borrower
           ---------
or any partner, shareholder, director, officer, member, or manager of Borrower directly or indirectly owns or controls more than ten percent (10%) of the beneficial interest, (b) any partnership, joint venture or limited liability company in which Borrower or any partner, shareholder, director, officer, member, or manager of Borrower is a partner, joint venturer or member,
(c) any trust in which Borrower or any partner, shareholder, director, officer, member or manager of Borrower is a trustee or beneficiary, (d) any entity of any type which is directly or indirectly owned or controlled by Borrower or any partner, shareholder, director, officer, member or manager of Borrower,
(e) any partner, shareholder, director, officer, member, manager or employee of Borrower, (f) any Person related by birth, adoption or marriage to any partner, shareholder, director, officer, member, manager, or employee of Borrower, and (g) any Borrower Party.

          "AGREEMENT" means this Loan Agreement, as amended from
           ---------
time to time.

          "ANNUAL BUDGET"  shall  mean  the  operating  budget,
           -------------
including all planned capital expenditures, for all the Properties prepared by Borrower or the Operating Lessee for the applicable calendar year or other period.

          "ANTICIPATED PAYMENT DATE" means December 1, 2008.
           ------------------------



          "APPROVED ANNUAL BUDGET" has the meaning assigned in
           ----------------------
Section 2.3(h).

          "ASSIGNMENT OF LEASES AND RENTS" means the  Assignment
           ------------------------------
of Leases and Rents, executed by Borrower for the benefit of Lender, and pertaining to leases of space in each Individual Property and any amendments, modifications, renewals, substitutions or replacement thereof.

          "AWARD" has the meaning assigned in Section 5.2.
           -----

          "BANKRUPTCY PARTY" has the meaning assigned in Section
           ----------------
11.9.

          "BASIC CARRYING COSTS" shall mean, with respect to  an
           --------------------
Individual Property, the sum of the following costs associated with such Individual Property for the relevant calendar year or payment period: (i) Taxes and (ii) Insurance Premiums.

          "BORROWER PARTY"  means  any  Joinder   Party,   any
           --------------
guarantor, any general partner of Borrower if Borrower is a partnership or a limited partnership, any general partner in any partnership or limited partnership that is a general partner of Borrower, any managing member of Borrower if Borrower is a limited liability company, and any managing member in any limited liability company that is a managing member of Borrower, at any level.

          "BROKER" means First American Realty Associates, Inc.
           ------

          "BUSINESS DAY" means a day other than a  Saturday, a
           ------------
Sunday, or a legal holiday on which national banks located in the States of New York and North Carolina are not open for general banking business.

          "CAPITAL EXPENDITURES" means,  for  any  period,  the
           --------------------
amount expended for items capitalized under generally accepted accounting principles (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements).

          "CASH EXPENSES" means, for any period, the  operating
           -------------
expenses for the operation of the Properties as set forth in an Approved Annual Budget, to the extent that such expenses are actually incurred by Borrower, minus any payments into the Tax and Insurance Escrow Fund.

          "CASH MANAGEMENT ACCOUNT" has the meaning assigned  in
           -----------------------
Section 3.5(a).

          "CASH MANAGEMENT AGREEMENT" has the meaning assigned in
           -------------------------
Section 2.3(i).

          "CASUALTY CONSULTANT"  has the  meaning  assigned  in
           -------------------
Section 5.3(b)(iii).

          "CASUALTY RETAINAGE"  has  the  meaning  assigned  in
           ------------------
Section 5.3(b)(iv).

          "CLOSING DATE" means the date the Loan is  funded  by
           ------------
Lender.

          "CODE" shall mean the Internal Revenue Code of 1986, as
           ----
amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "CONDEMNATION" has the meaning assigned in Section 5.2.
           ------------

          "CONDEMNATION PROCEEDS" has the meaning  assigned  in
           ---------------------
Section 5.3(b).

          "CONTRACT RATE" has the meaning assigned  in  Section
           -------------
2.2.

          "DEBT" shall mean the outstanding principal amount set
           ----
forth in, and evidenced by, this Agreement and the Note, together with all interest accrued and unpaid thereon and all other sums (including the Yield Maintenance Premium) due to Lender in respect of the Loan under the Note, this Agreement, the Mortgages or any other Loan Document.

          "DEBT SERVICE"  means the aggregate  interest,  fixed
           ------------
principal, and other payments due under the Loan, and on any other outstanding permitted Indebtedness approved by Lender for the period of time for which calculated.

          "DEBT SERVICE COVERAGE RATIO" shall mean a ratio for
           ---------------------------
the applicable period in which:

                    (a)   the  numerator  is the  Net  Operating
                    Income for such period as set forth in the statements required hereunder; and

                    (b)  the denominator is the aggregate amount
                    of principal and interest due and payable on the Note or, in the event that a Defeasance Event has occurred, the Undefeased Note.

          "DEBT SERVICE ESCROW FUND" has the meaning ascribed in
           ------------------------
Section 3.1 (c).

          "DEFAULT RATE" means the lesser of (a) the maximum rate
           ------------
of interest allowed by applicable law, and (b) five percent (5%) per annum in excess of the Contract Rate or the Adjusted Rate, whichever is then in effect.

          "DEFEASANCE DATE" has the meaning ascribed in  Section
           ---------------
2.4(b)(i).

          "DEFEASANCE DEPOSIT" shall mean an  amount  which  is
           ------------------
sufficient to purchase U.S. Obligations or other government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended (15 U.S.C. 80a-1)), necessary to meet the Scheduled Defeasance Payments as and when the same become due and to pay any costs and expenses incurred or to be incurred in the purchase thereof, and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note or the Defeased Note, as applicable, the creation of the Defeased Note and the Undefeased Note, if applicable, or otherwise required to accomplish the requirements of Sections 2.4 and 2.5 hereof.

          "DEFEASANCE EVENT"  has  the  meaning  assigned   in
           ----------------
Section 2.4(b).

          "DEFEASED NOTE" has the meaning assigned in
           -------------
Section 2.4(b)(v).

          "ELIGIBLE ACCOUNT"  shall mean a separate and
           ----------------
identifiable account from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state-chartered depository institution or trust
company   which  complies  with  the  definition   of   Eligible
Institution  or  (ii)  a segregated trust  account  or  accounts
maintained   with  a  federal  or  state  chartered   depository
institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

          "ELIBIBLE INSTITUTION"  shall  mean   a   depository
           --------------------
institution or trust company that satisfies the Rating Criteria.

          "ENVIRONMENTAL LAWS"  has  the  meaning  assigned  in
           ------------------
Section 6.1(a).

          "ERISA" has the meaning assigned in Section 8.10(a).
           -----

          "EVENT OF DEFAULT"  has  the  meaning  assigned in
           ----------------
Article 11.

          "EXTRAORDINARY EXPENSES"  means   an   extraordinary
           ----------------------
operating expense or capital expense not set forth in an Approved
Annual Budget.

          "FRANCHISE AGREEMENT"  means,  with  respect  to  any
           -------------------
Individual Property, that certain franchise agreement more specifically identified on Schedule IV attached hereto.

          "FRANCHISOR"  means, with respect  to  any  Individual
           ----------
Property  which  is  subject  to  a  Franchise  Agreement,   the
franchisor  with  respect  thereto, as  same  is  identified  on
Schedule IV attached hereto.

          "FUNDAMENTAL TRANSACTION" has the meaning assigned  in
           -----------------------
Section 10.1(c).

          "FUNDS" means the Required Repair Fund, the Replacement
           -----
Escrow Fund and the Debt Service Escrow Fund.

          "GOVERNMENTAL AUTHORITY" shall mean any court,  board,
           ----------------------
agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

          "HAZARDOUS MATERIALS"  has the  meaning  assigned  in
           -------------------
Section 6.1(b).

          "HAZARDOUS MATERIALS INDEMNITY AGREEMENT" shall  mean
           ---------------------------------------
that certain hazardous materials indemnity agreement dated the date hereof by Borrower and Indemnitor in favor of Lender.

          "IMPROVEMENTS" shall have the meaning assigned to such
           ------------
term  in  the  related Mortgage with respect to each  Individual
Property.

          "INDEBTEDNESS"   means,  for   any   Person,   without
           ------------
duplication: (a) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (b) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility, (c) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests, (d) all indebtedness guaranteed by such Person, directly or indirectly, (e) all obligations under leases that constitute capital leases for which such Person is liable, and
(f) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in
each  case  whether  such  Person  is  liable  contingently   or
otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

          "INDEMNITOR" shall mean REIT and Operating Partnership.
           ----------

          "INDEPENDENT DIRECTOR" has the  meaning  assigned  in
           --------------------
Section 8.28(p).

          "INDIVIDUAL PROPERTY"  means  each  parcel  of   real
           -------------------
property and the Improvements thereon encumbered by a Mortgage, together with all rights pertaining to such property and improvements, as more particularly described in the granting clauses of each such Mortgage and referred to therein as the "Property".

          "INSOLVENCY OPINION"  has  the  meaning  assigned  in
           ------------------
Section 8.28(r).

          "INSURANCE PREMIUMS"  has  the  meaning  assigned  in
           ------------------
Section 5.1(b).

          "INSURANCE PROCEEDS"  has  the  meaning  assigned  in
           ------------------
Section 5.3(b).

          "JOINDER PARTY" means the Persons executing the Joinder
           -------------
hereto.

          "LEASE"  shall  mean, with respect to each  Individual
           -----
Property, all leases, subleases, occupancy agreements, licenses, concessions, rental contracts and other agreements (written or oral) entered into by Borrower or any Borrower Party, or to which Borrower or any Borrower Party is a successor, now or hereafter existing relating to the use or occupancy of the project located on such Individual Property, including the Operating Lease, together with all guarantees, letters of credit and other credit support, modifications, extensions and renewals thereof, whether before or after the filing by or against Borrower of any petition of relief under 11 U.S.C. 101 et seq., and all related security and other deposits.

          "LEGAL REQUIREMENTS" shall mean, with respect to  each
           ------------------
Individual Property, federal, state, county, municipal and other
governmental   statutes,  laws,  rules,   orders,   regulations,
ordinances, judgments, decrees and injunctions of Governmental Authorities affecting such Individual Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force
affecting   such  Individual  Property  or  any  part   thereof,
including, without limitation, any which may (i) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

          "LIABILITIES"  has  the meaning  assigned  in  Section
           -----------
14.2(b).

          "LIEN" means, with respect to each Individual Property,
           ----
any interest, or claim thereof, in such Individual Property securing an obligation owed to, or a claim by, any Person other than the owner of such Individual Property, whether such interest is based on common law, statute or contract, including the lien or security interest arising from a deed of trust, mortgage, assignment, encumbrance, pledge, security agreement, conditional sale or trust receipt or a Lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, Leases and other title exceptions and encumbrances affecting such Individual Property.

          "LOAN" means the loan made by Lender to Borrower under
           ----
this  Agreement  and  all  other amounts  secured  by  the  Loan
Documents.

          "LOAN DOCUMENTS" means:  (a) this Agreement, (b)  the
           --------------
Note, (c) the Mortgage for each Individual Property, (d) the Assignment of Leases and Rents for each Individual Property,
(e) the Hazardous Materials Indemnity Agreement, (f) Uniform Commercial Code financing statements, (g) the Cash Management
Agreement, (h) the Nondisturbance Agreement, (i) all other documents evidencing, securing, governing or otherwise pertaining to the Loan, and (j) all amendments, modifications, renewals, substitutions or replacements of any of the foregoing.

          "LOCKOUT YIELD MAINTENANCE PREMIUM"  shall  mean  an
           ---------------------------------
amount equal to the greater of (a) one percent (1%) of the outstanding principal amount of the Loan to be prepaid or satisfied, as applicable, or (b) the Yield Maintenance Premium that would be required if a Defeasance Event had occurred (whether or not permitted under this Agreement) in an amount equal to the outstanding principal amount of the Loan to be satisfied or prepaid, as applicable; plus if the prepayment of which the Lockout Yield Maintenance Premium is a part is not paid on a Payment Date, the interest that would have accrued on the Loan through the next Payment Date.

          "MANAGEMENT AGREEMENT" means,  with  respect  to  any
           --------------------
Individual Property, the management agreement, if any, entered into by and between Borrower or Operating Lessee, as applicable, and the Manager pursuant to which the Manager is to provide management and other services with respect to said Individual Property.

          "MANAGER" means any manager of any Individual Property
           -------
approved in accordance with the terms and provisions of the Loan
Documents.

          "MATURITY DATE" means the earliest of (a) December  1,
           -------------
2023; (b) any earlier date on which the entire Loan is required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents; or (c) if the Loan is not subject to a Securitization on the Anticipated Payment Date, the Anticipated Payment Date.

          "MONTHLY DEBT SERVICE PAYMENT AMOUNT" has the  meaning
           -----------------------------------
assigned in Section 2.3(a).

          "MORTGAGE"  means,  with respect  to  each  Individual
           --------
Property, as applicable, the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, or the Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing, executed by Borrower in favor of Lender, covering such Individual Property and any amendments, modifications, renewals, substitutions or replacement thereof.

          "NET OPERATING INCOME" means the amount  obtained  by
           --------------------
subtracting  Operating  Expenses and Capital  Expenditures  from
Operating Revenues.

          "NET PROCEEDS"  has the meaning assigned  in  Section
           ------------
5.3(b).

          "NET PROCEEDS DEFICIENCY" has the meaning assigned  in
           -----------------------
Section 5.3(b)(vi).

          "NONDISTURBANCE AGREEMENT"  shall  mean,   for   each
           ------------------------
Individual Property, that certain Nondisturbance, Subordination and Attornment Agreement among Lender, Borrower and Operating Lessee, substantially in the form attached hereto as Schedule VI, (as such Nondisturbance Agreement may be amended to include any revisions required by Lender in the event a different form of Operating Lease than those currently in existence is entered into by Operating Lessee).

          "NOTE" means the Promissory Note of even date, in  the
           ----
stated principal amount of Seventy-One Million and No/100 Dollars ($71,000,000), executed by Borrower, and payable to the order of Lender in evidence of the Loan, as the same may hereafter be modified, amended, restated, renewed or replaced and including any Defeased Note and Undefeased Note that may exist from time to time.

          "OFFERING DOCUMENT" has the meaning assigned in Section
           -----------------
14.2(a).

          "OPERATING EXPENSES" means all reasonable and necessary
           ------------------
expenses of Borrower of operating the Properties in the ordinary course of Borrower's business whether incurred, paid, accrued or payable, as determined in accordance with GAAP and the Uniform System of Accounts, by or on behalf of Borrower and which are directly associated with and fairly allocable to the Properties for the applicable period, including real estate taxes and assessments, insurance premiums, maintenance costs, management fees and costs in an amount equal to the greater of those actually incurred or four percent (4%) of gross operating
revenues  of  the  Properties,  accounting,  legal,  and   other
professional fees, fees relating to environmental and net cash flow and audits, and other expenses incurred by Lender and reimbursed by Borrower under this Agreement and the other Loan Documents, deposits to the Replacement Escrow Fund, Tax and Insurance Fund, wages, salaries, and personnel expenses of Borrower, but excluding Debt Service, capital expenditures, any of the foregoing expenses which are paid from deposits to cash reserves previously included as Operating Expenses, any payment or expense for which Borrower was or is to be reimbursed from proceeds of the Loan or insurance or by any third party, and any
non-cash  charges  such as depreciation and  amortization.   Any
management fee or other expense payable to Borrower or to an Affiliate of Borrower shall be included as an Operating Expense only with Lender's prior approval. Operating Expenses shall not include any expenses (including, without limitation, federal, state or local income taxes or legal and other professional fees) unrelated to the operation of the Properties.

          "OPERATING LEASE" means, with respect to any Individual
           ---------------
Property, the lease agreement in effect between the Borrower and the Operating Lessee for the use and operation of each Individual
Property    and   all   amendments,   modifications,   renewals,
substitutions or replacements of each such lease.   The  initial
Operating Leases in effect as of the date hereof are identified on Schedule V attached hereto.

          "OPERATING LEASE RENT" shall mean all rents, revenues,
           --------------------
issues, profits, income and proceeds due or to become due to Borrower under the Operating Leases.

          "OPERATING LESSEE"  means,  with  respect   to   any
           ----------------
Individual Property which is subject to an Operating Lease, the lessee with respect thereto. The initial Operating Lessees under the Operating Leases in effect as of the date hereof are identified on Schedule V attached hereto.

          "OPERATING PARTNERSHIP"  shall  mean  WINN   Limited
           ---------------------
Partnership, a North Carolina limited partnership.

          "OPERATING REVENUES"  means  all  gross  revenues  of
           ------------------
Borrower from operation of the Properties or otherwise arising in respect of the Properties which are properly allocable to the Properties for the applicable period, including Rent, Operating Lease Rent and other receipts from Leases and parking agreements, concession fees and charges and other miscellaneous operating revenues and also including amounts designated as deffered revenues under Rule 98-9 of the Internal Revenue Service Emerging Issues Task Force, but excluding security deposits and earnest money deposits until they are forfeited by the depositor, advance rentals until they are earned, and proceeds from a sale or other
disposition.   Operating  Revenues shall  not  include  (a)  any
condemnation or insurance proceeds, other than the proceeds of any business interruption or loss of income insurance received by Borrower, (b) any proceeds resulting from the sale, exchange, transfer, financing or refinancing of all or any part of the Properties, (c) any rent accrued by Borrower but not received because of any free rent provisions or other rental concessions in any Lease, (d) any repayments received from tenants of principal loaned or advanced to tenants by Borrower, (e) any payments due pursuant to the terms of any Lease in connection with the cancellation or termination of a Lease, (f) investment income on any reserves or funds not related to the normal operation of the Properties, including, without limitation, funds allocated to pay for construction expenses or (g) any type of income other than Operating Lease Rent that would otherwise be considered Operating Revenues pursuant to the provisions above but is paid directly by any tenant to a Person or entity other than Borrower.

          "PAYMENT DATE"  shall  mean the  first  day  of  each
           ------------
calendar month commencing on the first day of January, 1999.

          "PERMITTED ENCUMBRANCES"  means  outstanding   liens,
           ----------------------
easements, restrictions, security interests and other exceptions to title set forth in the policies of title insurance insuring the liens of the Mortgages, together with (i) the liens and security interests in favor of Lender created by the Loan Documents and (ii) any other encumbrances that Borrower is permitted to enter into pursuant to Section 8.28(d)(iii) hereof.

          "PERSON"    means    any   individual,    corporation,
           ------
partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity.

          "PERSONALTY" shall have the meaning assigned  to  such
           ----------
term  in  the  related Mortgage with respect to each  Individual
Property.

          "POLICIES" has the meaning assigned in Section 5.1(b).
           --------

          "POLICY" has the meaning assigned in Section 5.1(b).
           ------

          "POTENTIAL DEFAULT" means the occurrence of any  event
           -----------------
or condition which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

          "PROPERTIES" means, collectively, all of the Individual
           ----------
Properties which are subject to the terms of this Agreement.

          "QUALIFIED MANAGER" means a Manager that  is  (or  is
           -----------------
controlled by, controlling or under common control with)  either
(a) an entity owned by the executive management of the REIT immediately prior to the applicable Fundamental Transaction, or
(b) a professional management company which at the time of its engagement as Manager shall be the property manager for at least ten (10) hotel properties containing at least one thousand three hundred (1,300) rooms exclusive of the Properties.

          "QUALIFIED OPERATING LESSEE" means a Person that (a) is
           --------------------------
(or is controlled by, controlling or under common control with) either (i) an entity owned by the executive management of the REIT immediately prior to the applicable Fundamental Transaction, or (ii) a hotel operating company which at the time of its
engagement   as   Operating  Lessee  shall  be   operating   and
controlling, as owner, manager or operating lessee, at least twelve (12) hotel properties consisting of at least one thousand five hundred (1,500) rooms exclusive of the Properties, and (b) is a single purpose bankruptcy-remote entity in accordance with the then-current standards of the Rating Agencies.

          "QUALIFIED RESULTANT OWNER" means one or more  Persons
           -------------------------
which, individually or collectively, own at least fifty-one percent (51%) of the beneficial interest in and control of the REIT or the Operating Partnership, as applicable; and (1)(a) is or is controlled by either a pension fund, pension fund advisor, an insurance company, a domestic bank (with total assets of at least One Billion Dollars ($1,000,000,000)), or a publicly or privately traded real estate investment trust or other publicly traded or privately held company, (b) has a then current net worth of at least One Hundred Million Dollars ($100,000,000) and total real estate assets of at least Two Hundred Million Dollars ($200,000,000), in each case exclusive of the Properties (or in the case of a pension fund advisor, controls at least Five Hundred Million ($500,000,000) in real estate assets), and (c) controls (exclusive of the Properties) at least ten (10) hotel properties containing in the aggregate at least one thousand
three   hundred  (1,300)  rooms  and  (2)  if  the   Fundamental
Transaction occurs at any time that the Loan is not part of a Securitization, (x) such Person(s) are not and have not been, within the previous ten (10) years, subject to any material, uncured event of default which resulted in litigation or an acceleration of any indebtedness under any agreement with Lender,
(y)  such Person(s) are not subject to any bankruptcy action and
(z) the principals or entities which control such Person(s) have never been convicted of a felony.

          "RATING AGENCIES" means (i) prior to a Securitization,
           ---------------
each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. and Moody's Investors Service, Inc. and (ii) following a Securitization, each of the following agencies who rate the Securities issued in one or more Securitizations of which the Loan is a part: Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch IBCA Inc., or any other nationally-recognized statistical rating agency which has been approved by Lender.

          "RATING CRITERIA" with respect to any  Person,  shall
           ---------------
mean the short term unsecured debt obligations or commercial paper which are rated at least A-1 by Standard & Poor's Ratings Group, P-1 by Moody's Investors Service, Inc., D-1 by Duff & Phelps Credit Rating Co. and F-1+ by Fitch IBCA, Inc. in the case of accounts in which funds are held for 30 days or less (or, in the case of accounts in which funds are held for more than 30 days, the long term unsecured debt obligations of which are rated at least "AA-" by Fitch, Duff and Standard & Poor's and "Aa3" by Moody's).

          "REGISTRATION STATEMENT" has the meaning  assigned  in
           ----------------------
Section 14.2(b).

          "REIT"  shall  mean  Winston  Hotels,  Inc.,  a  North
           ----
Carolina corporation.

          "RELEASE AMOUNT" means, for an Individual Property, the
           --------------
amount set forth on Schedule I attached hereto.

          "RELEASE DATE" shall mean the earlier of (i) the  date
           ------------
that is two (2) years from the "startup day" within the meaning of Section 860G(a)(9) of the Code of the REMIC Trust or (iii) three (3) years from the date hereof.

          "REMIC TRUST"  shall  mean a  "real  estate  mortgage
           -----------
investment conduit" within the meaning of Section 860D of the Code that holds the Note.

          "RENT" shall mean all rents, revenues, issues, profits,
           ----
income and proceeds due or to become due from tenants of the Properties, including rentals and all other payments of any kind under the Leases and Operating Leases for using, leasing, licensing, possessing, operating from, rendering in, selling or otherwise enjoying the Properties including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms
and   recreational   facilities,   all   receivables,   customer
obligations,   installment   payment   obligations   and   other
obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower, any Operating Lessee or any operator or manager of the hotel or the commercial space located in the
Improvements   or  acquired  from  others  (including,   without
limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance.

          "REPLACEMENT ESCROW FUND" has the meaning assigned  in
           -----------------------
Section 3.1(b).

          "REQUIRED REPAIR FUND" has the meaning  assigned  in
           --------------------
Section 3.1(a).

          "RESTORATION" shall mean the repair and restoration of
           -----------
an Individual Property after a casualty or Condemnation as nearly as possible to the condition the Individual Property was in immediately prior to such casualty or Condemnation, with such alterations as may be reasonably approved by Lender.

          "SCHEDULED DEFEASANCE PAYMENTS"  has  the   meaning
           -----------------------------
assigned in Section 2.4(c).

          "SECURITIES" has the meaning assigned in Section 14.1.
           ----------

          "SECURITIES ACT" has the meaning assigned  in  Section
           --------------
14.2.

          "SECURITIZATION" has the meaning assigned  in  Section
           --------------
14.1.

          "SECURITIZATION INFORMATION" has the meaning  assigned
           --------------------------
in Section 14.1(a)(iii).


          "SECURITY AGREEMENT"  has  the  meaning  assigned  in
           ------------------
Section 2.4(b)(v).

          "SERVICER" has the meaning assigned in Section 14.3.
           --------

          "SERVICING AGREEMENT"  has the  meaning  assigned  in
           -------------------
Section 14.3.

          "SEVERED LOAN DOCUMENTS" has the meaning assigned  in
           ----------------------
Section 12.2(c).

          "SINGLE PURPOSE ENTITY" shall mean a Person (other than
           ---------------------
an   individual,  a  government  or  any  agency  or   political
subdivision thereof), which exists solely for the purpose of owning the Properties, observes corporate, company or partnership formalities, as applicable, independent of any other Person, and which otherwise complies with the covenants set forth in Section
8.28 hereof.

          "SITE ASSESSMENT" means an environmental  engineering
           ---------------
report for each Individual Property prepared at Borrower's expense by an engineer engaged by Borrower and approved by
Lender, and in a manner satisfactory to Lender, based upon an investigation relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about each such Individual Property, and the past or present discharge, disposal, release or escape of any such substances, all consistent with ASTM Standard E1527-93 or any successor thereto published by ASTM and good customary and commercial practice.

          "SPC PARTY" has the meaning assigned in 8.28(o).
           ---------

          "SUBSTITUTE PROPERTIES" has the meaning  assigned  in
           ---------------------
Section 2.6.

          "SUBSTITUTE PROPERTY"  has the  meaning  assigned  in
           -------------------
Section 2.6.

          "SUBSTITUTED PROPERTY" has the  meaning  assigned  in
           --------------------
Section 2.6.

          "SUBSTITUTE RELEASE AMOUNT" has the meaning assigned in
           -------------------------
Section 2.6.

          "SUCCESSOR"  has  the  meaning  assigned  in   Section
           ---------
10.1(c).

          "SUCCESSOR BORROWER"  has  the  meaning  assigned  in
           ------------------
Section 2.5(c).

          "TAX AND INSURANCE ESCROW FUND"  has  the  meaning
           -----------------------------
assigned in Section 5.4.

          "TAXES" has the meaning assigned in Section 10.2.
           -----

          "THRESHOLD AMOUNT" has the meaning assigned in Section
           ----------------
10.12.

          "TRANSFEREE"  has  the  meaning  assigned  in  Section
           ----------
10.1(d)(ii).

          "TREASURY RATE"  shall mean, as  of  the  Anticipated
           -------------
Payment Date, the yield, calculated by linear interpolation (rounded to the nearest one-thousandth of one percent (i.e., 0.001%) of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the Maturity Date, as determined by Lender on the basis of Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or other recognized source of financial market information selected by Lender.

          "UNDEFEASED NOTE" has the meaning assigned in Section
           ---------------
2.4(b)(v).

          "U.S. OBLIGATIONS"  shall  mean  direct  non-callable
           ----------------
obligations of the United States of America.

          "YIELD MAINTENANCE PREMIUM" shall mean the amount  (if
           -------------------------
any) which, when added to the remaining principal amount of the Note or the principal amount of the Defeased Note, as applicable, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments.


                            ARTICLE 2

                           LOAN TERMS
                           ----------

          SECTION 2.1  THE LOAN.  Lender agrees to make a Loan of
                       --------
SEVENTY-ONE MILLION AND NO/100 DOLLARS ($71,000,000) to Borrower, which shall be funded in one advance and repaid in accordance with the terms of this Agreement and the Note. Borrower hereby agrees to accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth herein.

          SECTION  2.2   INTEREST RATE.  From  the  date  hereof
                         -------------
through but not including the Anticipated Payment Date, the outstanding principal balance of the Loan shall bear interest at a rate of interest equal to seven and three hundred seventy-five one-thousandths percent (7.375%) per annum (the "CONTRACT RATE"). From and after the Anticipated Payment Date through and including the Maturity Date, the outstanding principal balance of the Loan shall bear interest at a rate per annum equal to the greater of
(i) the Contract Rate plus three percentage points (3%) or (ii) the Treasury Rate plus three percentage points (3%) (the "ADJUSTED RATE"); provided, however, if after the Anticipated
                  --------  -------
Payment Date at any time the Loan is not subject to a Securitization, such Adjusted Rate shall be increased two percentage points (2%) per annum for so long as the Loan is not subject to a Securitization.

          SECTION 2.3  TERMS OF PAYMENT.
                       ----------------

          (a)  INTEREST AND PRINCIPAL.  The Loan shall be payable
               ----------------------
as follows: (i) payment of interest only (computed at the Contract Rate) on the date hereof for the period from the date hereof through the last day of the current month (unless the Closing Date is the first day of a calendar month, in which case no such interest is due); and (ii) thereafter, a constant payment of $518,924.55 (the "MONTHLY DEBT SERVICE PAYMENT AMOUNT") due and payable on the first day of January, 1999 and on each Payment Date thereafter; each of such payments, to be applied (A) to the payment of interest computed at the Contract Rate and (B) the balance applied toward reduction of the principal sum. The constant payment required hereunder is calculated to pay the entire principal sum over a twenty-five (25) year amortization schedule.

          (b) To the extent the Loan is outstanding, from and after the Anticipated Payment Date interest shall accrue on the unpaid principal balance from time to time outstanding on the Loan at the Adjusted Rate. Borrower shall continue to make payments of principal and interest in monthly installments beginning on the Anticipated Payment Date and on the first day of each calendar month thereafter up to and including the Maturity Date in an amount equal to the Monthly Debt Service Payment Amount and, notwithstanding the following provision with respect to Accrued Interest, the failure to make any such payment within
the   time  period  required  pursuant  to  Section  11.1  shall constitute an Event of Default. Each Monthly Debt Service Payment Amount paid after the Anticipated Payment Date shall be applied to the payment of interest computed at the Contract Rate with remainder applied to reduce the outstanding principal balance of the Loan in accordance with Section 2.3(a) above. Interest accrued at the Adjusted Rate and not paid shall be deferred and added to the Debt and shall earn interest at the Adjusted Rate to the extent permitted by applicable law (such accrued interest is hereinafter defined as "ACCRUED INTEREST"). In addition to such payments of principal and interest, from and after the Anticipated Payment Date, Borrower shall make payments in reduction of the outstanding principal balance of the Loan and accrued interest in monthly installments beginning on the Anticipated Payment Date and on the first day of each calendar month thereafter up to and including the Maturity Date in accordance with the terms and provisions of Section 3.5 below.

          (c)   MATURITY.  On the Maturity Date, Borrower  shall
                --------
pay to Lender all outstanding principal, accrued and unpaid interest (including Accrued Interest, if any), default interest, late charges and any and all other amounts due under the Loan Documents.

          (d)   DEFAULT RATE.  From and after the occurrence and
                ------------
during the continuation of an Event of Default, Lender shall be entitled to receive and Borrower shall pay to Lender interest on the entire unpaid principal sum and any other amounts due at the Default Rate. Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the earliest of
(i)  Lender's express written waiver of such Event  of  Default,
(ii) Lender's express written acceptance of Borrower's cure of such Event of Default or (iii) the actual receipt and collection of the Debt (or that portion thereof that is then due). Interest at the Default Rate shall be added to the Debt and shall be secured by the Mortgages. This section, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

          (e)   MAKING OF PAYMENTS.  Each payment  by  Borrower
                ------------------
hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 1:00 p.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day thereafter.

          (f)  COMPUTATIONS.  Interest payable hereunder or under
               ------------
the Note by Borrower shall be computed on the basis of a 360-day year consisting of twelve (12) months of thirty (30) days each except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360-day year.

          (g)   LATE PAYMENT CHARGE.  If any principal, interest
                -------------------
or any other sums due under the Loan Documents is not paid by Borrower within five (5) days of (and including) the date it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Mortgages and the other Loan Documents.

          (h)   ANNUAL BUDGET.  (a)  For the partial year period
                -------------
commencing on the date hereof, and for each calendar year thereafter, Borrower shall submit or cause Operating Lessees to submit to the Lender an Annual Budget not later than sixty (60) days prior to the commencement of such period or calendar year in form reasonably satisfactory to Lender. The Annual Budget submitted for the calendar year in which the Anticipated Payment Date occurs and for each calendar year thereafter shall be subject to Lender's written approval (each such Annual Budget as approved by Lender, an "APPROVED ANNUAL BUDGET"); provided, however, that, notwithstanding anything contained in this Section 2.3(h) to the contrary, the Annual Budget for the calendar year in which the Anticipated Payment Date occurs shall not be subject to Lender's written approval until and unless the Debt is not repaid in full on the Anticipated Payment Date. In the event that Lender objects to a proposed Annual Budget submitted by Borrower or Operating Lessees which requires Lender's approval, Lender shall advise Borrower and/or Operating Lessees of such objections within thirty (30) days after receipt thereof (and deliver to such party a reasonably detailed description of such objections) and Borrower shall revise, or shall cause Operating Lessees to revise, such Annual Budget and resubmit the same to Lender. Lender shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to such party a reasonably detailed description of such objections) and Borrower shall promptly revise, or cause Operating Lessees to revise, the same in accordance with the process described in this subsection until Lender approves the Annual Budget. Until such time that Lender approves a proposed Annual Budget, the most recently Approved Annual Budget shall apply; provided that, such Approved Annual Budget shall be adjusted to reflect actual increases in real estate taxes, insurance premiums and utilities expenses.

          (i)   CASH MANAGEMENT AGREEMENT.  Simultaneously  with
                -------------------------
the execution hereof Borrower has entered into a lockbox agreement and a cash management agreement among Borrower, Lender, any Manager and one or more certain financial institutions (together with any modifications or amendments thereof, are hereinafter collectively referred to as the "CASH MANAGEMENT AGREEMENT"), which provide, among other things, that all Operating Revenues and other sums collected from, or arising with respect to, the Properties be deposited in accordance with the Cash Management Agreement and that such amounts shall be disbursed in accordance with Section 3.5 hereof. Borrower shall pay all costs and expenses required under the Cash Management Agreement. Subject to Section 3.2, upon the occurrence and during the continuation of an Event of Default, Lender may apply any sums then held pursuant to the Cash Management Agreement to the payment of the Debt in any order in its sole discretion. Until expended or applied, amounts held pursuant to the Cash Management Agreement shall constitute additional security for the Debt.

          SECTION 2.4  PREPAYMENT; DEFEASANCE.
                       ----------------------

          (a)  PREPAYMENT.  Borrower shall repay any outstanding
               ----------
principal indebtedness of the Loan in full on the Maturity Date, together with accrued and unpaid interest thereon to (but excluding) the date of repayment. Other than as set forth in this Section 2.4, Borrower shall have no right to prepay all or any portion of the Loan prior to the Anticipated Payment Date. On any scheduled Payment Date occurring no earlier than ninety
(90) days prior to the Anticipated Payment Date, Borrower may, at its option and upon thirty (30) days prior written notice from Borrower to Lender, prepay in whole or in part the Debt without payment of any premium. Any such payment shall be applied to the last payments of principal and interest due under the Loan. Each voluntary prepayment after the Anticipated Payment Date shall be made on a scheduled Payment Date and include all accrued and unpaid interest up to but not including such scheduled Payment Date or, if not paid on a scheduled Payment Date, include interest that would have accrued on such prepayment through the next regularly scheduled Payment Date. If more than sixty (60) days prior to the Anticipated Payment Date and during the continuation of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy all or any portion of the Debt, such tender by Borrower shall be deemed to be voluntary and may be accepted or rejected by Lender in its sole discretion. If Lender accepts such tender, Borrower shall pay, in addition to the Debt, the Lockout Yield Maintenance Premium.

          (b)   VOLUNTARY DEFEASANCE OF THE LOAN.   Provided  no
                --------------------------------
Event of Default exists and is continuing, at any time after the Release Date and prior to the Anticipated Payment Date Borrower may voluntarily defease all or any portion of the Loan by providing Lender with U.S. Obligations that produce payments which replicate the Scheduled Defeasance Payments (hereinafter, a "DEFEASANCE EVENT"). Each Defeasance Event by Borrower shall be
subject   to   the  satisfaction  of  the  following  conditions
precedent:

               (i)   Borrower shall provide not less than thirty
(30) days prior written notice to Lender specifying the Payment Date (the "DEFEASANCE DATE") on which the Defeasance Event is to occur. Such notice shall indicate the principal amount of the Note to be defeased;

               (ii) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Note to but not including the Defeasance Date. If for any reason the Defeasance Date is not a Payment Date, Borrower shall also pay interest that would have accrued on the Note through the next Payment Date;

               (iii)      Borrower shall pay to Lender all other
sums, not including scheduled interest or principal payments, due under the Note, this Agreement, the Mortgage, and the other Loan
Documents;

               (iv)  Borrower shall pay to Lender  the  required
Defeasance Deposit for the Defeasance Event;

               (v) In the event only a portion of the Loan is the subject of the Defeasance Event, Borrower shall prepare all necessary documents to amend and restate the Note and issue two substitute notes, one note having a principal balance equal to the defeased portion of the original Note (the "DEFEASED NOTE") and the other note having a principal balance equal to the
undefeased  portion  of the Note (the "UNDEFEASED NOTE").   The
Defeased Note and Undefeased Note shall have identical terms as the Note except for the principal balance. A Defeased Note cannot be the subject of any further Defeasance Event;

               (vi) Borrower shall execute and deliver a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance
with   this   provision  of  this  Section  2.4  (the "SECURITY
AGREEMENT");

               (vii) Borrower shall deliver an opinion of counsel for Borrower in form satisfactory to Lender in its sole discretion stating, among other things, that Borrower has legally and validly transferred and assigned the U.S. Obligations and all obligations, rights and duties under and to the Note or Defeased Note (as applicable) to the Successor Borrower, that Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Borrower, and that any REMIC Trust formed pursuant to a Securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of such Defeasance Event;

               (viii) Borrower shall deliver evidence in writing from the applicable Rating Agencies to the effect that such release will not result in a downgrading, withdrawal or qualification of the respective ratings in effect immediately prior to such Defeasance Event for the Securities issued in connection with the Securitization which are then outstanding. If required by the applicable Rating Agencies, Borrower shall also deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies;

               (ix)   Borrower   shall  deliver   an   Officer's
Certificate certifying that the requirements set forth  in  this
Section 2.4(b) have been satisfied;

               (x) Borrower shall deliver a certificate of a "Big Six" or other nationally recognized public accounting firm, acceptable to Lender certifying that the U.S.
Obligations purchased with the Defeasance Deposit generate monthly amounts equal to or greater than the required scheduled Defeasance Payments;

               (xi)    Borrower   shall   deliver   such   other
certificates, documents or instruments as Lender may reasonably request; and

               (xii)      Borrower  shall  pay  all  costs   and
expenses of Lender incurred in connection with the Defeasance Event, including any costs and expenses associated with a release of the lien of the Mortgage as provided in Section 2.5 hereof as well as reasonable attorneys' fees and expenses.

          (c) In connection with each Defeasance Event, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Defeasance Date upon which interest and principal payments are required under the Note, in the case of a Defeasance Event for the entire outstanding principal balance of the Loan, or the Defeased Note, in the case of a Defeasance Event for only a portion of the outstanding principal balance of the Loan, as applicable, and in amounts equal to the scheduled interest and principal payments due on such dates under the Note or the Defeased Note, as applicable, and assuming such Note or Defeased
Note is prepaid in full on the Anticipated Payment Date (the "SCHEDULED DEFEASANCE PAYMENTS"). Borrower, pursuant to the Security Agreement or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to the Cash Management Account (unless otherwise directed by Lender) and applied to satisfy the obligations of Borrower under the Note or the Defeased Note, as applicable. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by this Section 2.4 and satisfy Borrower's obligations under this
Section 2.4 and Section 2.5 shall be remitted to Borrower.

          SECTION 2.5  RELEASE OF PROPERTY.  Except as set forth
                       -------------------
in this Section 2.5, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the lien of the Mortgage on any Individual Property.

               (a)   RELEASE OF ALL THE PROPERTIES.   (i)   If
                     -----------------------------
Borrower has elected to defease the entire Note and the requirements of Section 2.4 have been satisfied, all of the Properties shall be released from the liens of their respective Mortgages and the U.S. Obligations pledged pursuant to the Security Agreement shall be the sole source of collateral securing the Note.

               (ii)In connection with the release of the liens, Borrower shall submit to Lender, not less than thirty (30) days prior to the Defeasance Date, an instrument releasing the lien (and related Loan Documents) for each Individual Property for execution by Lender. Such release shall be in a form appropriate in  each jurisdiction in which an Individual Property is located
and  satisfactory  to Lender in its reasonable  discretion.   In
addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (A) is in compliance with all Legal Requirements, and (B) will effect such releases in accordance with the terms of this Agreement.

               (b)   RELEASE OF INDIVIDUAL PROPERTIES.  Borrower
                     --------------------------------
on one or more occasions may obtain (i) the individual release of an Individual Property from the lien of the Mortgage thereon (and related Loan Documents) and (ii) the release of Borrower's obligations under the Loan Documents with respect to such Individual Property (other than those expressly stated to survive including those set forth in the Hazardous Materials Indemnity
Agreement),   upon  satisfaction  of  each  of   the   following
conditions:

               (i) The principal balance of the Defeased Note shall equal or exceed the Adjusted Release Amount for the
applicable  Individual  Property;  provided,  however,  if   the
outstanding principal balance of the Undefeased Note is less than the Adjusted Release Amount for the Individual Property to be released, the Defeased Note shall be in an amount equal to the outstanding principal balance of the Undefeased Note.

               (ii)  The  requirements of Section 2.4 (including
Section 2.4(b)(viii)) have been satisfied.

               (iii)     Lender shall have received (A) a copy of
a deed conveying all of Borrower's right, title and interest in and to the Individual Property (x) to an entity other than
Borrower   or  its  general  partner  or  managing  member   (as
applicable) in an arms' length transaction or (y) to the REIT or the Operating Partnership and (B) a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed and agreeing to record such deed in the real estate records for the county in which the Individual Property is located. In the event the Individual Property is to be conveyed to the REIT or the Operating Partnership, Lender shall also have received (a) a copy of a fully executed contract of sale between the REIT or the Operating Partnership, as applicable, and an entity other than Borrower or a Borrower Party for the sale of the Individual Property in an arms' length transaction, which contract of sale (i) at the time of release, is not subject to any contingencies, except for the payment of the purchase price by the purchaser and the delivery of title by the REIT or the Operating Partnership, as applicable and (ii) contains a closing date which is not more than thirty (30) days following the date of the proposed substitution and (b) evidence that any good-faith deposit required under such contract of sale has been deposited into escrow.

               (iv) Borrower shall submit to Lender, not less than thirty (30) days prior to the date of such release, an instrument releasing the lien (and related Loan Documents) for such Individual Property for execution by Lender. Such release shall be in a form appropriate in each jurisdiction in which the Individual Property is located and satisfactory to Lender in its sole discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, (ii) will effect such release in accordance with the terms of this Agreement, and (iii) will not impair or otherwise adversely affect the liens, security interests and other rights of Lender under the Loan Documents not being released (or as to the parties to the Loan Documents and Properties subject to the Loan Documents not being released).

               (v) After giving effect to such release, the Debt Service Coverage Ratio for all of the Properties then remaining subject to the liens of the Mortgages shall be equal to the greater of (i) the Debt Service Coverage Ratio for the twelve
(12) full calendar months immediately preceding the Closing Date, and (ii) the Debt Service Coverage Ratio for all of the then remaining Properties (including the Individual Property to be released) for the twelve (12) full calendar months immediately preceding the release of the Individual Property.

               (c)   SUCCESSOR BORROWER.  In connection with any
                     ------------------
release of a lien under this Section 2.5, Borrower may, or at the request of Lender shall, establish or designate a successor entity (the "SUCCESSOR BORROWER"), which shall be a single purpose bankruptcy remote entity approved by Lender, and Borrower shall transfer and assign all obligations, rights and duties under  and  to  the  Note or the Defeased Note,  as  applicable, together  with  the pledged U.S. Obligations to  such  Successor
Borrower.   Such Successor Borrower shall assume the obligations
under the Note or the Defeased Note, as applicable, and the Security Agreement and Borrower shall be relieved of its obligations under such documents. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note or the Defeased Note, as applicable, in accordance with this Section 2.5, but Borrower shall pay all costs and expenses incurred by Lender, including Lender's attorneys' fees and expenses, incurred in connection therewith.

          SECTION 2.6 SUBSTITUTION OF PROPERTIES. Subject to the
                      --------------------------
terms and conditions set forth in this Section 2.6, Borrower may obtain a release of the lien of a Mortgage (and the related Loan Documents) encumbering an Individual Property (a "SUBSTITUTED PROPERTY") by substituting therefor its fee interest in another hotel property of like kind and quality acquired by Borrower (individually, a "SUBSTITUTE PROPERTY" and collectively, the "SUBSTITUTE PROPERTIES"), provided that no such substitution may occur after the Anticipated Payment Date. In addition, any such substitution shall be subject, in each case, to the satisfaction of the following conditions precedent:

          (i) Lender shall have received (A) a copy of a deed conveying all of Borrower's right, title and interest in and to the Substituted Property (x) to an entity other than Borrower or its general partner or managing member (as applicable) in an arms' length transaction or (y) to the REIT or the Operating Partnership and (B) a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed and agreeing to record such deed in the real estate records for the county in which the Substituted Property is located. In the event the Substituted Property is to be conveyed to the REIT or the Operating Partnership, Lender shall also have received (a) a copy of a fully executed contract of sale between the REIT or the Operating Partnership, as applicable, and an entity other than Borrower or a Borrower Party for the sale of the Substituted Property in an arms' length transaction, which contract of sale
               (i) at the time of substitution, is not subject to any contingencies, except for the payment of the purchase price by the purchaser and the delivery of title by the REIT or the Operating Partnership, as applicable and (ii) contains a closing date which is not more than thirty (30) days following the date of the proposed substitution and (b) evidence that any good-faith deposit required under such contract of sale has been deposited into escrow.

          (ii) If the Loan is part of a Securitization, Lender shall have received an MAI appraisal of the Substitute Property dated no more than forty-five (45) days prior to the substitution by an appraiser acceptable to Lender and the Rating Agencies, indicating an appraised value of the Substitute Property that is at least equal to the greater of the appraised value of the Substituted Property determined by Lender as of (A) the date hereof or (B) the date immediately preceding the encumbrance of the Substitute Property by the related Mortgage. If the Loan is not part of a Securitization, Lender shall have determined that the fair market value of the Substitute Property is at least equal to the greater of the fair market value of the Substituted Property as of (A) the date hereof or (B) the date immediately preceding the encumbrance of the Substitute Property by the related Mortgage, such determination to be made by Lender in its sole reasonable discretion consistent with the methodology used by Lender in determining property values in connection with the origination of the Loan (which determination may include an appraisal satisfactory to Lender in all respects).

          (iii)After giving effect to the substitution, the Debt
               Service Coverage Ratio for the Loan for all of the Properties is not less than the Debt Service Coverage Ratio for the Loan for all of the Properties as of the date immediately preceding the substitution.

          (iv) The Net Operating Income for the Substitute Property either
               (A) does not show a successive decrease over the three (3) years immediately prior to the date of substitution, or (B) with respect to a Substitute Property for which information regarding the Net Operating Income of such Substitute Property for the three (3) years immediately prior to the date of substitution cannot be obtained by Borrower after Borrower's exercise of diligent efforts, the Net Operating Income shall not show a successive decrease for such lesser period of no less than twelve
               (12) months, or (C) if the Substitute Property has been substantially renovated within such three (3) year period, the Net Operating Income shall not show a successive decrease for such lesser period of no less than twelve (12) months.

          (v) The Net Operating Income for the twelve (12) month period immediately preceding the substitution for the Substitute Property is equal to or greater than the Net Operating Income for the twelve (12) month period immediately preceding the substitution for the Substituted Property.

          (vi) If the Loan is part of a Securitization, Lender shall have received evidence in writing from the Rating Agencies to the effect that such substitution will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such substitution for the Securities issued in connection with the Securitization that are then outstanding.

          (vii)No Event of Default shall have occurred and be continuing. Lender and the Rating Agencies (if applicable) shall have received a certificate from Borrower confirming the foregoing.

          (viii)Borrower shall have executed, acknowledged and
               delivered to Lender (A) a Mortgage, an Assignment of Leases and two UCC Financing Statements with respect to the Substitute Property, together with a letter from Borrower countersigned by a title insurance company acknowledging receipt of such Mortgage, Assignment of Leases and UCC-1 Financing Statements and agreeing to record or file, as applicable, such Mortgage, Assignment of Leases and Rents and one of the UCC-1 Financing Statements in the real estate records for the county in which the Substitute Property is located and to file one of the UCC-1 Financing Statement in the office of the Secretary of State of the state in which the Substitute Property is located, so as to effectively create upon such recording and filing valid and enforceable liens upon the Substitute Property, of the requisite priority, in favor of Lender (or such other trustee as may be desired under local law), subject only to the Permitted Encumbrances and such other liens as are permitted pursuant to the Loan Documents, (B) an Environmental Indemnity with respect to the Substitute Property,
               (C) a Nondisturbance Agreement for the Substitute Property and
               (D) written confirmation from each Indemnitor and all Joinder Parties regarding such substitution. The Mortgage, Assignment of Leases, UCC-1 Financing Statements and Environmental Indemnity shall be the same in form and substance as the counterparts of such documents executed and delivered with respect to the related Substituted Property subject to modifications reflecting the Substitute Property as the Individual Property that is the subject of such documents and such modifications reflecting the laws of the state in which the Substitute Property is located as shall be recommended by the counsel admitted to practice in such state and delivering the opinion as to the enforceability of such documents required pursuant to clause (xiv) below. The Mortgage encumbering the Substitute Property shall secure all amounts evidenced by the Note, provided that in the event that the jurisdiction in which the Substitute Property is located imposes a mortgage recording, intangibles or similar tax and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, the principal amount secured by such Mortgage shall be equal to one hundred fifty percent (150%) of the amount of the Loan allocated to the Substitute Property. The amount of the Loan allocated to the Substitute Property (such amount being hereinafter referred to as the "SUBSTITUTE RELEASE AMOUNT") shall equal the Adjusted Release
                    -------------------------
               Amount of the related Substituted Property.

          (ix) Lender shall have received (A) any "tie-in" or similar endorsement to each Title Insurance Policy insuring the lien of an existing Mortgage as of the date of the substitution available with respect to the Title Insurance Policy insuring the lien of the Mortgage with respect to the Substitute Property and (B) a Title Insurance Policy (or a marked, signed and redated commitment to issue such Title Insurance Policy) insuring the lien of the Mortgage encumbering the Substitute Property, issued by the title company that issued the Title Insurance Policies insuring the lien of the existing Mortgages and dated as of the date of the substitution, with reinsurance and direct access agreements that replace such agreements issued in connection with the Title Insurance Policy insuring the lien of the Mortgage encumbering the Substituted Property, to the extent such agreements are available in the jurisdiction in which the Substitute Property is located. The Title Insurance Policy issued with respect to the Substitute Property shall (1) provide coverage in the amount of the Substitute Release Amount if the "tie-in" or similar endorsement described above is available or, if such endorsement is not available, in an amount equal to one hundred fifty percent (150%) of the Substitute Release Amount,
               (2) insure Lender that the relevant Mortgage creates a valid first lien on the Substitute Property encumbered thereby, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (3) contain such endorsements and affirmative coverages as are contained in the Title Insurance Policies insuring the liens of the existing Mortgages, to the extent available in the jurisdiction in which the Substitute Property is located and (4) name Lender as the insured. Lender also shall have received copies of paid receipts showing that all premiums in respect of such endorsements and Title Insurance Policies have been paid.

          (x) Lender shall have received a current title survey for each Substitute Property, certified to the title company and Lender and their successors and assigns, in the same form and having the same content as the certification of the Survey of the Substituted Property prepared by a professional land surveyor licensed in the state in which the Substitute Property is located and acceptable to the Rating Agencies in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, including items 2, 3, 4, 6, 7, 8, 9, 10, 11 and 13 from Table A. Such survey shall reflect the same legal description contained in the Title Insurance Policy relating to such Substitute Property and shall include, among other things, a metes and bounds description of the real property comprising part of such Substitute Property. The surveyor's seal shall be affixed to each survey and each survey shall certify that the surveyed property is not located in a "one-hundred-year flood hazard area."

          (xi) Lender shall have received valid certificates of insurance indicating that the requirements for the policies of insurance required for an Individual Property hereunder have been satisfied with respect to the Substitute Property and evidence of the payment of all premiums payable for the existing policy period.

          (xii) Lender shall have received a Phase I environmental report and, if recommended under the Phase I environmental report, a Phase II environmental report from a nationally recognized environmental consultant approved by Lender and, if a substitution occurs after a Securitization, approved by the Rating Agencies, not less than forty-five (45) days prior to such release and substitution, which conclude that the Substitute Property does not contain any Hazardous Substance (except for cleaning and other products used in connection with the routine maintenance or repair of the Substitute Property or the operation thereof as a hotel, in full compliance with Environmental Laws) and is not subject to any risk of contamination from any off-site Hazardous Substance. If any such report discloses the presence of any Hazardous Substance (except for cleaning and other products used in connection with the routine maintenance or repair of the Substitute Property or the operation thereof as a hotel, in full compliance with Environmental Laws) or the risk of contamination from any off-site Hazardous Substance, such report shall include an estimate of the cost of any related remediation and Borrower shall deposit with Lender an amount equal to one hundred twenty-five percent (125%) of such estimated cost, which deposit shall constitute additional security for the Loan and shall be released to Borrower upon the delivery to Lender of (A) an update to such report indicating that there is no longer any Hazardous Substance (except for cleaning and other products used in connection with the routine maintenance or repair of the Substitute Property or the operation thereof as a hotel, in full compliance with Environmental Laws) on the Substitute Property or any danger of contamination from any off-site Hazardous Substance that has not been fully remediated in accordance with all applicable laws and (B) paid receipts indicating that the costs of all such remediation work have been paid. Such report shall also state the amount of time that will be necessary to complete such remediation, as may be required by law. Borrower covenants to undertake any repairs, cleanup or remediation indicated.

          (xiii) Borrower shall deliver or cause to be delivered to Lender (A) updates certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business delivered to Lender in connection with the Closing Date;
               (B) good standing certificates, certificates of qualification to do business in the jurisdiction in which the Substitute Property is located (if required in such jurisdiction) and (C) resolutions of the general partner of Borrower authorizing the substitution and any actions taken in connection with such substitution.

          (xiv) Lender shall have received the following opinions of Borrower's counsel (which opinions, with respect to the opinions set forth in clauses (A), (B) and (C) below, shall be in form similar to the corresponding opinions delivered in connection with the closing of the Loan): (A) an opinion or opinions of counsel admitted to practice under the laws of the state in which the Substitute Property is located stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (viii) above are valid and enforceable in accordance with their terms, subject to the laws applicable to creditors' rights and equitable principles, and that Borrower is qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located or that Borrower is not required by applicable law to qualify to do business in such jurisdiction; (B) an opinion of counsel stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (viii) above were duly authorized, executed and delivered by Borrower and that, to the best of Borrower's counsel's knowledge, the execution and delivery of such Loan Documents and the performance by Borrower of its obligations thereunder will not cause a breach of, or a default under, any agreement, document or instrument to which Borrower is a party or to which it or its properties are bound; (C) an opinion of counsel stating that subjecting the Substitute Property to the lien of the related Mortgage and the execution and delivery of the related Loan Documents does not and will not affect or impair the ability of Lender to enforce its remedies under all of the Loan Documents or to realize the benefits of the cross-collateralization provided for thereunder; (D) an update of the Insolvency Opinion indicating that the substitution does not affect the opinions set forth therein; (E) an opinion of counsel acceptable to the Rating Agencies stating that the substitution and the related transactions do not constitute a fraudulent conveyance under applicable bankruptcy and insolvency laws and
               (F) an opinion of counsel acceptable to the Rating Agencies that the substitution does not constitute a "significant modification" of the Loan under Section 1001 of the Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC Trust.

          (xv) Borrower shall have paid all Basic Carrying Costs relating to each of the Properties and the Substitute Property, including, without limitation, (i) accrued but unpaid insurance premiums relating to each of the Properties and the Substitute Property,
               (ii) currently due Taxes (including any in arrears) relating to each of the Properties and the Substitute Property and (iii) any other charges relating to each of the Properties and Substitute Property which are currently due.

          (xvi) Borrower shall have paid or reimbursed Lender for all third party out-of-pocket costs and expenses incurred by Lender (including, without limitation, reasonable attorneys fees and disbursements) in connection with the substitution and Borrower shall have paid all recording charges, filing fees, taxes or other expenses (including, without limitation, mortgage and intangibles taxes and documentary stamp taxes) payable in connection with the substitution. Borrower shall have paid all costs and expenses of the Rating Agencies incurred in connection with the substitution.

          (xvii) Lender shall have received annual operating statements and occupancy statements for the Substitute Property for the three (3) most recently completed fiscal years and a current operating statement for the Substituted Property or, if information is not available for a three (3) year period or if the Substituted Property has been substantially renovated within such three (3) year period, such lesser period as is available, but in no event less than twelve (12) months. Each of the statements required under this clause (xvii) shall be certified to Lender as being true and correct and a certificate from Borrower certifying that there has been no adverse change in the financial condition of the Substitute Property since the date of such operating statements.

          (xviii)   Borrower shall have delivered to Lender estoppel
               certificates from any Operating Lessees and other tenants of the Substitute Property. All such estoppel certificates shall be in the form attached hereto as Schedule VII and shall indicate,
                                           ------------
               among other things, that (1) the subject lease is a valid and binding obligation of the tenant thereunder, (2) there are no defaults under such lease on the part of the landlord or tenant thereunder, (3) the tenant thereunder has no defense or offset to the payment of rent under such leases, (4) no rent under such lease has been paid more than one (1) month in advance, (5) the tenant thereunder has no option or right of first refusal under such lease to purchase all or any portion of the Substitute Property and (6) all tenant improvement work required under such lease has been completed and the tenant under such lease is in actual occupancy of its leased premises. If an estoppel certificate indicates that all tenant improvement work required under the subject lease has not yet been completed, Borrower shall, if required by the Rating Agencies, deliver to Lender financial statements indicating that Borrower has adequate funds to pay all costs related to such tenant improvement work as required under such lease.

          (xix) Lender shall have received copies of all tenant leases affecting the Substitute Property certified by Borrower as being true and correct. Lender shall have received a current rent roll of the Substitute Property certified by Borrower as being true and correct.

          (xx) Lender shall have received a Nondisturbance Agreement with respect to all Operating Leases and subordination, nondisturbance and attornment agreements substantially in the form attached hereto as Schedule VIII (as such form may be amended by Lender consistent with prudent underwriting standards) with respect to any other leases which are not subordinate by their terms to the Mortgage with respect to the Substitute Property.

          (xxi) Lender shall have received (A) an endorsement to the Title Insurance Policy insuring the lien of the Mortgage encumbering the Substitute Property insuring that the Substitute Property constitutes a separate tax lot or, if such an endorsement is not available in the state in which the Substitute Property is located, a letter from the title insurance company issuing such Title Insurance Policy stating that the Substitute Policy constitutes a separate tax lot or (B) a letter from the appropriate taxing authority stating that the Substitute Property constitutes a separate tax lot.

          (xxii) Lender shall have received a Physical Conditions Report with respect to the Substitute Property from a nationally recognized structural consultant approved by the Rating Agencies in a form recognized and approved by rating agencies not less than forty-five (45) days prior to such release and substitution stating that the Substitute Property and its use comply in all material respects with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and that the Substitute Property is in good condition and repair and free of damage or waste. If compliance with any Legal Requirements are not addressed by the Physical Conditions Report, such compliance shall be confirmed by delivery to Lender of a certificate of an architect licensed in the state in which the Substitute Property is located, a letter from the municipality in which such Property is located, a certificate of a surveyor that is licensed in the state in which the Substitute Property is located (with respect to zoning and subdivision laws), an ALTA
               3.1 zoning endorsement to the Title Insurance Policy delivered pursuant to clause (ix) above (with respect to zoning laws) or a subdivision endorsement to the Title Insurance Policy delivered pursuant to clause (ix) above (with respect to subdivision laws) to the extent such endorsements are available in the jurisdiction in which the Substitute Property is located. If the Physical Conditions Report recommends that any repairs be made with respect to the Substitute Property, such Physical Conditions Report shall either (A) include an estimate of the cost of such recommended repairs (in which case Borrower shall deposit into the Required Repair Fund an amount equal to one hundred twenty-five percent (125%) of such estimated cost), or (B) state the specific amounts that need to be reserved over time in order to meet the requirements of such replacements, but in no event less than five percent (5%) of gross revenues (in which case Borrower shall deposit such reserves into the Replacement Escrow Fund on a monthly basis). Any such deposits shall constitute additional security for the Loan pursuant to Section 3.2 and shall be released to Borrower pursuant to Section 3.3. Borrower covenants to undertake any repairs, cleanup or remediation indicated in the Physical Conditions Report before the earlier of (i) the time required by applicable law or (ii) the time recommended in the Physical Conditions Report.

          (xxiii)   Lender shall have received and approved each Operating
               Lease, Franchise Agreement and Management Agreement relating to the Substitute Property, provided, however, that Lender shall be deemed to have approved the non-economic provisions of the form of such Operating Lease or Franchise Agreement to the extent that such agreements are substantially similar (as determined by Lender in its reasonable discretion) to the agreements then in place at the Substituted Property.

          (xxiv) Lender shall have received such other and further approvals, opinions, documents and information in connection with the substitution as the Rating Agencies may have requested.

          (xxv) Lender shall have received copies of all contracts and agreements relating to the leasing and operation of the Substitute Property together with a certification of Borrower attached to each such contract or agreement certifying that the attached copy is a true and correct copy of such contract or agreement and all amendments thereto.

          (xxvi)    Borrower shall submit to Lender, not less than thirty
               (30) days prior to the date of such substitution, a release of lien (and related Loan Documents) for the Substituted Property for execution by Lender. Such release shall be in a form appropriate for the jurisdiction in which the Substituted Property is located. Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this
               Section 2.6 have been satisfied.

Upon the satisfaction of the foregoing conditions precedent, Lender will release its lien from the Substituted Property to be released and the Substitute Property shall be deemed to be an Individual Property for purposes of this Agreement and the Substitute Release Amount with respect to such Substitute Property shall be deemed to be the Release Amount with respect to such Substitute Property for all purposes hereunder.


                            ARTICLE 3

             SECURITY; RESERVES AND CASH MANAGEMENT
             --------------------------------------

          SECTION 3.1  SECURITY; ESTABLISHMENT OF FUNDS. The Loan
                       --------------------------------
shall be evidenced by the Note of Borrower, in the original principal amount of the Loan. The Loan shall be secured by the Mortgages creating a first lien on the Properties, the Assignment of Leases and Rents and the other Loan Documents. As further security for the Loan, Borrower agrees to establish the following reserves with Lender, to be held by Lender as security for the
Loan:

          (a)   REQUIRED REPAIRS FUND.   On  the  date  hereof,
                ---------------------
Borrower shall deposit with Lender the amount of $178,375 (the "REQUIRED REPAIR FUND") to perform the required repairs set forth on Schedule II annexed hereto by the deadlines set forth in such
   -----------
Schedule (which deadlines shall in no event be later than six (6) months from the date hereof).

          (b)   REPLACEMENT ESCROW FUND.  Borrower shall deposit
                -----------------------
with Lender on each Payment Date one-twelfth of five percent (5%) of the gross revenue derived from the Properties for replacements and repairs required to be made to the Properties and the furniture, fixtures and equipment located thereon during the calendar year (the "REPLACEMENT ESCROW FUND"). Such computation shall be based upon the gross revenue derived from the Properties for the prior calendar year, as reasonably determined by Lender, and shall be subject to adjustment by Lender from time to time in its reasonable discretion to reflect actual gross revenue derived from the Properties for the current calendar year.

          (c)   DEBT SERVICE ESCROW FUND.  On the date  hereof,
                ------------------------
Borrower shall deposit the amount of $1,037,849.10 with Lender, which shall be deposited with and held by Lender as a reserve for debt service payments due under this Agreement and the Note (the "DEBT SERVICE ESCROW FUND"). In the event that Lender withdraws funds from the Debt Service Escrow Fund for payment of any debt service, Borrower shall deposit the amount so withdrawn into the Debt Service Escrow Fund within three (3) Business Days.

          SECTION  3.2   PLEDGE AND GRANT OF SECURITY INTEREST.
                         -------------------------------------
Borrower hereby pledges to Lender, and grants a security interest in, any and all monies now or hereafter deposited in the Funds as additional security for the payment of the Loan. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Funds or permit any lien or encumbrance to be attached thereto, or any levy to be made thereon, or any UCC-1 Financing Statements (except those naming Lender as the secured party) to be filed with respect thereto. The Funds shall be held in Lender's name in a money market interest bearing account and may be commingled with Lender's own funds at financial institutions selected by Lender in its sole discretion. Interest earned on the Funds shall be added back into the Funds; provided, however, that Lender shall not be obligated to obtain any specified rate of return and Lender shall not be liable for any loss of principal, for which Borrower shall bear the full risk. Upon the occurrence and during the continuation of an Event of Default, Lender may apply any sums then present in the Funds to the payment of the Loan in any order in its sole discretion; provided, however, that Lender shall not apply any sums then present in the Funds to reduce the outstanding principal amount of the Note until such time as Lender has accelerated the Loan. Until expended or applied as above provided, the Funds shall constitute additional security for the Loan.

          SECTION  3.3  DISBURSEMENT OF FUNDS.   From and  after
                        ---------------------
the Anticipated Payment Date, Lender may reassess its estimate of the amount necessary for the Funds from time to time and may adjust any monthly amounts required to be deposited into the Funds upon thirty (30) days notice to Borrower. Lender shall make disbursements, within five (5) Business Days following Lender's receipt of all documentation required to be delivered to Lender pursuant to this Section 3.3, from the Required Repair Fund and the Replacement Escrow Fund as requested by Borrower, and approved by Lender in its reasonable discretion, not more frequently than three times during any calendar month in amounts, in the aggregate, of no less than $10,000.00 upon delivery by Borrower of Lender's standard form of draw request accompanied by copies of paid invoices in excess of $15,000; provided, however,
that   upon  Lender's  receipt  of  all  documentation  required
hereunder, Lender shall disburse up to $300,000 in the aggregate with respect to any disbursement based upon unpaid invoices in such amount, provided that with respect to any unpaid invoice in an amount exceeding $25,000 Lender may, at its option, issue a joint check and provided further that, it shall be a condition to the next requested disbursement that Borrower provide Lender with paid copies of such unpaid invoices for which Lender has made
disbursements.   Any  draw request for work  costing  less  than
$15,000  shall be accompanied by either an officer's certificate
stating that the work has been completed or a paid invoice.   If
required by Lender, Borrower shall deliver lien waivers and releases from all parties furnishing materials and/or services in connection with the requested payment. Lender may require an inspection of the Properties prior to making a disbursement in order to verify completion of replacements and repairs for which reimbursement is sought; provided that (i) Borrower shall not be required to pay for the cost of any such inspection, and (ii) an inspection shall not be a condition to disbursements if the draw request (A) is for less than $100,000 and (B) is not in connection with any improvements or repairs that require a building permit or similar governmental approval and cost in excess of $50,000. Lender shall have no obligation to release any of the Funds while any Event of Default is continuing. Lender may apply any amounts in the Debt Service Escrow Fund for debt service payments and required reserve, escrow and impound payments and any other amounts then due and owing by Borrower under this Agreement or any other Loan Document.

All costs and expenses incurred by Lender in the disbursement of any of the Funds shall be paid by Borrower promptly upon demand.

          SECTION 3.4  INTENTIONALLY OMITTED.
                       ---------------------

          SECTION  3.5  CASH MANAGEMENT ACCOUNT.  (a)   Borrower
                        -----------------------
shall establish and maintain a segregated Eligible Account (the "CASH MANAGEMENT ACCOUNT"), which Cash Management Account shall be subject to the Cash Management Agreement. The Cash Management Account shall be entitled "CMF CAPITAL COMPANY, LLC, as Lender, pursuant to Loan Agreement dated as of November 3, 1998 - Cash Management Account." Borrower shall deposit, and shall direct each Operating Lessee to deposit all Operating Lease Rent directly into the Cash Management Account. In addition, Borrower shall deliver written instructions to any other tenants under Leases and, in the event an Operating Lease is not in effect for an Individual Property, to any applicable credit card companies, to deliver all Rents payable to Borrower thereunder directly to the Cash Management Account and Borrower shall deposit all amounts received by Borrower constituting Rents into the Cash Management Account promptly upon receipt. Borrower hereby grants to Lender a first priority security interest in the Cash Management Account and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of Lender a perfected first priority security interest in the Cash Management Account, including, without limitation, executing and filing UCC-1 Financing Statements and continuations thereof. Borrower will not in any way alter or modify the Cash Management Account and will notify Lender of the account number thereof. All withdrawals from the Cash Management Account shall be made in accordance with the Cash Management Agreement and all costs and expenses for establishing and maintaining the Cash Management Account shall be paid by Borrower.

          (b) Provided no Event of Default shall have occurred and be continuing, on the first day of each calendar month (or, if such day is not a Business Day, on the immediately preceding Business Day) all funds distributed to Lender from the Cash Management Account shall be applied by Lender to the payment of the following items in the order indicated:

               (i)   First,  payments to the Tax  and  Insurance
Escrow  Fund  in  accordance with the terms  and  conditions  of
Section 5.4 hereof;

               (ii)  Second, payment of the Monthly Debt Service
Payment Amount, applied first to the payment of interest computed at the Contract Rate with the remainder applied to the reduction of the outstanding principal balance of the Note;

               (iii)      Third,  payments  to  the  Replacement
Escrow Fund in accordance with the terms and conditions hereof;

               (iv) Fourth, payment to Lender of any other amounts then due and payable under the Loan Documents (other than Accrued Interest);

               (v) Fifth, on or after the Anticipated Payment Date, payments for monthly Cash Expenses incurred in accordance with the related Approved Annual Budget pursuant to a written request for payment submitted by Borrower to Lender specifying the individual Cash Expenses in a form acceptable to Lender;

               (vi)  Sixth, on or after the Anticipated  Payment
Date, payments for Extraordinary Expenses approved by Lender, if any;

               (vii)      Seventh,  on or after the  Anticipated
Payment Date, payments to Lender in reduction of the outstanding principal balance of the Loan; and

               (viii)     Eighth,  on or after  the  Anticipated
Payment Date, payments to Lender for Accrued Interest.

          (c) The insufficiency of funds on deposit in the Cash Management Account shall not absolve Borrower of the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

          (d) Subject to Section 3.2, all amounts on deposit in the Cash Management Account during the continuation of an Event of Default may be applied by Lender in such order and priority as Lender shall determine.

          SECTION   3.6   PAYMENTS RECEIVED UNDER THE CASH
                          --------------------------------
MANAGEMENT AGREEMENT.  Notwithstanding anything to the  contrary
--------------------
contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower's obligations with respect to the monthly payment of principal and interest and amounts due for the Tax and Insurance Escrow Fund, Required Repair Fund, Replacement Escrow Fund, the
Debt   Service  Escrow  Fund  and  any  other  payment  reserves
established pursuant to this Agreement or any other Loan Document shall be deemed satisfied to the extent sufficient amounts are deposited in the Cash Management Account established pursuant to the Cash Management Agreement to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender.


                            ARTICLE 4

                      CONDITIONS PRECEDENT
                      --------------------

          SECTION  4.1   CLOSING CONDITIONS.  The obligation  of
                         ------------------
Lender to make the Loan hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date:

          (a)   REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH
                -----------------------------------------------
CONDITIONS.   The  representations and  warranties  of  Borrower
----------
contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

          (b)   LOAN AGREEMENT AND NOTE.   Lender  shall  have
                -----------------------
received a copy of this Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower.

          (c)   DELIVERY OF LOAN DOCUMENTS; TITLE INSURANCE;
                --------------------------------------------
REPORTS; LEASES.
---------------

               (i)  MORTGAGES, ASSIGNMENTS OF LEASES, ASSIGNMENTS
                    ---------------------------------------------
OF AGREEMENTS.  Lender shall have received from Borrower  fully
-------------
executed and acknowledged counterparts of the Mortgages and the Assignments of Leases relating to each of the Properties and evidence that counterparts of the Mortgages and Assignments of Leases have been delivered to the title company for recording, in the reasonable judgment of Lender, so as to effectively create upon such recording valid and enforceable liens upon such Properties, of the requisite priority, in favor of Lender (or such other trustee as may be required or desired under local law),  subject only to the Permitted Encumbrances and such other
Liens  as are permitted pursuant to the Loan Documents.   Lender
shall   have   also  received  from  Borrower   fully   executed
counterparts of the other Loan Documents.

               (ii) TITLE INSURANCE.  Lender shall have received
                    ---------------
title insurance policies issued by a title company acceptable to Lender and dated as of the Closing Date. Such title insurance policies shall (A) provide coverage in the maximum amount of the Loan, (B) insure Lender that the relevant Mortgage creates a valid lien on the Individual Property encumbered thereby of the requisite priority, free and clear of all exceptions from
coverage   other  than  Permitted  Encumbrances   and   standard
exceptions and exclusions from coverage (as modified by the terms of any endorsements), (C) name Lender as the insured and (D) contain the following endorsements and/or affirmative coverages (to the extent available in the relevant jurisdictions): (a) ALTA 9 Comprehensive, (b) Survey, (c) ALTA 3.1 Zoning (with additional coverage for number and types of parking spaces), (d) Usury, (e)
Doing   Business,  (f)  Access,  (g)  Separate  Tax   Lot,   (h)
Environmental Protection Lien, (i) Subdivision, (j)  Contiguity,
(k) Tax Deed (as applicable), (l) Mortgage Recording Tax (as applicable), (m) PUD (as applicable) and (n) tie-in endorsements. If tie-in endorsements are not available in a particular state, the title insurance policy for each Property located in such state shall be in an amount equal to 125% of the value of such Property and each such policy shall contain last dollar and first
loss  endorsements.   The  title  insurance  policies  shall  be
assignable. Lender also shall have received evidence that all premiums in respect of such title insurance policies have been paid.

               (iii)      SURVEY.  Lender shall have received  a
                          ------
current title survey for each Individual Property, certified to the title company and Lender and their successors and assigns, in form and content satisfactory to Lender and prepared by a professional and properly licensed land surveyor satisfactory to
Lender   in   accordance  the  1992  Minimum   Standard   Detail
Requirements for ALTA/ACSM Land Title Surveys. The survey should meet the classification of an "Urban Survey" and the following
additional   items   from   the   list   of   "Optional   Survey
Responsibilities and Specifications" (Table A) should be added to each survey: 2, 3, 4, 6, 7, 8, 9, 10, 11 and 13. Such survey shall reflect the same legal description contained in the title insurance policies relating to such Individual Property referred to in clause (ii) above and shall include, among other things, a metes and bounds description of the real property comprising part of such Individual Property reasonably satisfactory to Lender. The surveyor's seal shall be affixed to each survey and the surveyor shall provide a certification for each survey in form and substance acceptable to Lender.

               (iv) INSURANCE.  Lender shall have received valid
                    ---------
certificates of insurance for the policies of insurance required hereunder, satisfactory to Lender in its sole discretion, and evidence of the payment of all premiums payable for the existing policy period.

               (v)   ENVIRONMENTAL REPORTS.  Lender  shall  have
                     ---------------------
received  an environmental report in respect of each  Individual
Property, in each case satisfactory to Lender.

               (vi)  ZONING.   With respect to  each  Individual
                     ------
Property, Lender shall have received, at Lender's option, (i) letters or other evidence with respect to each Individual Property from the appropriate municipal authorities (or other Persons) concerning applicable zoning and building laws, (ii) an ALTA 3.1 zoning endorsement for the applicable title insurance policy, or (iii) a zoning opinion letter, in substance reasonably satisfactory to Lender.

               (vii)  ENCUMBRANCES.  Borrower shall have taken
                      ------------
or caused to be taken such actions in such a manner so that Lender has a valid and perfected lien of the requisite priority as of the Closing Date with respect to each Mortgage in the applicable Individual Property, subject only to applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received satisfactory evidence thereof.

          (d)   RELATED DOCUMENTS.  Each additional document not
                -----------------
specifically referenced herein, but relating to the transactions contemplated herein, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

          (e)   DELIVERY OF ORGANIZATIONAL DOCUMENTS.   On  or
                ------------------------------------
before the Closing Date, Borrower shall deliver or cause to be delivered to Lender (i) copies certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business, as Lender may request in its reasonable discretion, including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates as may be requested by Lender.

          (f)  OPINIONS OF BORROWER'S COUNSEL.  Lender shall have
               ------------------------------
received opinions of Borrower's counsel (i) with respect to non-consolidation and (ii) with respect to due execution, authority, enforceability of the Loan Documents and such other matters as Lender may reasonably require, all such opinions in form, scope and substance satisfactory to Lender and Lender's counsel in their reasonable discretion.

          (g)   COMPLETION OF PROCEEDINGS.  All  corporate  and
                -------------------------
other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

          (h)   PAYMENTS.   All  payments, deposits  or  escrows
                --------
required to be made or established by Borrower under this Agreement, the Note and the other Loan Documents on or before the Closing Date shall have been paid.

          (i)   FRANCHISOR ESTOPPEL.  Lender shall have received
                -------------------
an executed franchisor estoppel letter which shall be in form and substance reasonably satisfactory to Lender from the franchisor under each of the franchise agreements listed on Schedule IV.

          (j)  TENANT ESTOPPELS.  Lender shall have received  an
               ----------------
executed tenant estoppel letter, which shall be in form and substance reasonably satisfactory to Lender, from each of the Operating Lessees listed on Schedule V, and any other tenant requested by Lender.

          (k)  Intentionally Omitted.

          (l)   BASIC CARRYING COSTS.  Borrower shall have  paid
                --------------------
all Basic Carrying Costs relating to each of the Properties which are in arrears.

          (m)   TRANSACTION COSTS.  Borrower shall have paid  or
                -----------------
reimbursed Lender for all title insurance premiums and recording and filing fees incurred in connection with the origination of the Loan.

          (n)  MATERIAL ADVERSE CHANGE.  There shall have been no
               -----------------------
material adverse change in the financial condition or business condition of Borrower, any Operating Lessee or any Individual Property since the date of the most recent financial statements delivered to Lender. The income and expenses of the Properties, the Operating Leases, the Franchise Agreements, and all other features of the transaction shall be as represented to Lender without material adverse change. Neither Borrower nor any Operating Lessee shall be the subject of any bankruptcy, reorganization, or insolvency proceeding.

          (o)   LEASES.   Lender shall have received  copies  of
                ------
Operating Leases, all tenant Leases, certified copies of any tenant Leases as requested by Lender and certified copies of all ground Leases affecting any Individual Property.

          (p)   NONDISTURBANCE AGREEMENTS.   Lender  shall  have
                -------------------------
received Nondisturbance Agreements acceptable to Lender with respect to each Operating Lease.

          (q)  TAX LOT.  Lender shall have received evidence that
               -------
each Individual Property constitutes a separate tax lot, which evidence shall be reasonably satisfactory in form and substance to Lender.

          (r)   PHYSICAL CONDITIONS REPORTS.  Lender shall  have
                ---------------------------
received  Physical  Conditions  Reports  with  respect  to  each
Individual   Property,  which  reports   shall   be   reasonably
satisfactory in form and substance to Lender.

          (s)  MANAGEMENT AGREEMENT.  Lender shall have received
               --------------------
a certified copy of any Management Agreement, which shall be satisfactory in form and substance to Lender.

          (t)    APPRAISAL.   Lender  shall  have  received   an
                 ---------
appraisal   of   each  Individual  Property,  which   shall   be
satisfactory in form and substance to Lender.

          (u)  FINANCIAL STATEMENTS.  Lender shall have received
               --------------------
a balance sheet with respect to the Properties for the two most recent calendar years and statements of income and statements of cash flows with respect to the Properties for the three most recent calendar years.

          (v)  FRANCHISE AGREEMENTS. Lender shall have received a
               --------------------
certified copy of each Franchise Agreement between the Operating Lessee and the Franchisor with respect to each Individual Property, which shall be satisfactory in form and substance to Lender.

          (w)   OPERATING LEASES.  Lender shall have received  a
                ----------------
certified copy of each Operating Lease between Borrower and the Operating Lessee with respect to each Individual Property, which shall be satisfactory in form and substance to Lender.

          (x)   FURTHER DOCUMENTS.  Lender or its counsel  shall
                -----------------
have received such other and further approvals, opinions, documents and information as Lender or its counsel may have reasonably requested and the form and content of all the Loan Documents.


                            ARTICLE 5

              INSURANCE, CONDEMNATION, AND IMPOUNDS
              -------------------------------------

          SECTION 5.1  INSURANCE; CASUALTY AND CONDEMNATION.
                       ------------------------------------

          (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and each of the Individual
Properties providing at least the following coverages:

               (i) comprehensive all risk insurance on the Improvements and the Personalty, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual
replacement   value   (exclusive  of   costs   of   excavations,
foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Loan; (B) containing an agreed amount endorsement with respect to the Improvements and Personalty waiving all co-insurance provisions; (C) providing for no deductible in excess of Ten Thousand and No/100 Dollars ($10,000) for all such insurance coverage; and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Individual Property shall at any time constitute legal non-conforming structures or uses. In addition, Borrower shall obtain: (y) if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area", flood hazard insurance in an amount equal to the lesser of (1) the outstanding principal balance of the Note or (2) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended or such greater amount as Lender shall require; and (z) earthquake insurance in amounts and in form and substance satisfactory to Lender in the event the Individual Property is located in an area with a high degree of seismic activity, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i).

               (ii)   commercial  general  liability   insurance
against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Individual Property, such insurance (A) to be on the so-called "occurrence" form with a combined limit of not less than Two Million and No/100 Dollars ($2,000,000) in the aggregate and One Million and No/100 Dollars ($1,000,000) per occurrence; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all legal contracts; and (5) contractual liability covering the indemnities contained in the Loan Documents to the extent the same is available;

               (iii) business income insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personalty has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date that the applicable Individual Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) in an amount equal to one hundred percent (100%) of the projected gross income from the Individual Property for a period of eighteen (18) months from the date that the Individual Property is repaired or replaced and operations are resumed. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the applicable Individual Property for the succeeding eighteen (18) month period. All proceeds payable to Lender pursuant to this subsection shall be held by Lender and shall be applied to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured by the Loan Documents on the respective dates of payment provided for in the Note and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

               (iv)   at   all  times  during  which  structural
construction, repairs or alterations are being made with respect to the Improvements, and only if the Individual Property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called builder's risk completed value form (1) on a non-reporting basis,
(2) against all risks insured against pursuant to subsection (i)
above,   (3)  including  permission  to  occupy  the  Individual
Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

               (v)    workers'  compensation,  subject  to   the
statutory limits of the state in which the Individual Property is located, and employer's liability insurance with a limit of at least Five Hundred Thousand and No/100 Dollars ($500,000) per accident and per disease per employee, and Five Hundred Thousand and No/100 Dollars ($500,000) for disease in the aggregate in respect of any work or operations on or about the Individual Property, or in connection with the Individual Property or its operation (if applicable);

               (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under subsection (i) above;

               (vii)      umbrella  liability  insurance  in  an
amount   not   less  than  Fifty  Million  and  No/100   Dollars
($50,000,000) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above;

               (viii) motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, including
umbrella   coverage,   of  One  Million   and   No/100   Dollars
($1,000,000);

               (ix) so-called "dramshop" insurance or other liability insurance required in connection with the sale of alcoholic beverages;

               (x) insurance against employee dishonesty in an amount not less than one (1) month of gross revenue from such Individual Property with a deductible not greater than Ten
Thousand and No/100 Dollars ($10,000); and

               (xi) upon sixty (60) days' written notice, such other reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Individual Property located in or around the region in which the Individual Property is located.

          (b) All insurance provided for in Section 5.1(a) shall be obtained under valid and enforceable policies (collectively, the "POLICIES" or in the singular, the "POLICY"), and shall be subject to the approval of Lender as to insurance companies,
amounts,  deductibles, loss payees and insureds.   The  Policies
shall be issued by financially sound and responsible insurance companies authorized to do business in the state in which the applicable Individual Property is located with a rating of "A X" or better as established by Best's Rating Guide and having a claims paying ability rating of "AA" or better by at least two
(2) of the Rating Agencies (one of which shall be (i) Standard & Poor's, if Standard & Poor's is rating the Securities issued in the Securitization of which this Loan is a part or (ii) Moody's, if Moody's is rating the Securities issued in the Securitization of which this Loan is a part). The Policies described in
Section 5.1 shall designate Lender as loss payee. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Lender, certificates of insurance evidencing the Policies accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "INSURANCE
PREMIUMS"),   shall   be  delivered  by  Borrower   to   Lender.
Notwithstanding the foregoing, (1) the insurance required to be maintained, or caused to be maintained, by Borrower pursuant to Sections 5.1(a)(vi) and (x) for the Homewood Suites in Houston, Texas may be provided by Hartford Steam Boiler and Continental Casualty Company, respectively, for so long as (i) Hartford Steam
Boiler   remains  reasonably  acceptable  to  Lender  and   (ii)
Continental Casualty Company maintains a claims paying ability rating of "A+" or better by Standard & Poor's and (2) the insurance required to be maintained, or caused to be maintained, by Borrower pursuant to Sections 5.1(a)(ii), (v) and (viii) may be provided by Lumbermen's Mutual for so long as Lumbermen's Mutual maintains a claims paying ability rating of "A+" or better by Standard & Poor's.

          (c) Any blanket insurance Policy shall specifically allocate to the Individual Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Individual Property in compliance with the provisions of Section 5.1(a), including an acknowledgment that the payment of such allocation shall continue such Policy as to the Individual Property notwithstanding any other payment of premiums.

          (d) All Policies of insurance provided for or contemplated by Section 5.1(a), except for the Policy referenced in Section 5.1(a)(v), shall name Borrower as the insured and Lender as the additional insured, as its interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

          (e)  All Policies of insurance provided for in Section
5.1(a) shall contain clauses or endorsements to the effect that:

               (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any tenant or other occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

               (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least thirty (30) days' written notice to Lender and any other party named therein as an additional insured;

               (iii)      each  Policy shall  provide  that  the
issuers thereof shall give written notice to Lender if the Policy has not been renewed fifteen (15) days prior to its expiration;
and

               (iv) Lender shall not be liable for any Insurance
Premiums thereon or subject to any assessments thereunder.

          (f) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Individual Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate and all premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by the Mortgages and shall bear interest at the Default Rate.

          (g) If the Individual Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the Restoration of the Individual Property. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower.

          (h) In the event of foreclosure of the Mortgage with respect to the Individual Property, or other transfer of title to the Individual Property in extinguishment in whole or in part of the Debt all right, title and interest of Borrower in and to the Policies that are not blanket Policies then in force concerning the Individual Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

          SECTION  5.2   CONDEMNATION.  Borrower shall  promptly
                         ------------
give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding (a "CONDEMNATION") affecting any of the Individual Properties and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings and Borrower shall deliver to Lender all instruments required to permit participation in such proceedings. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any Award and to make any compromise or
settlement  in connection with any such Condemnation.   The  Net
Proceeds of any Award shall be applied in the manner set forth in
Section 5.3 Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any award or payment therefor (an "AWARD") shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. If an Individual Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the applicable Individual Property and otherwise comply with the provisions of Section 5.3. If an Individual Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

          SECTION  5.3   RESTORATION. The  following  provisions
                         -----------
shall apply in connection with the application of Net Proceeds to the Restoration of any Individual Property:

          (a) If the Net Proceeds shall be less than Fifty Thousand and No/100 Dollars ($50,000) and the costs of completing the Restoration shall be less than Fifty Thousand and No/100 Dollars ($50,000), the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Section 5.3(b)(i) are met and Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement.

          (b) If the Net Proceeds are equal to or greater than Fifty Thousand and No/100 Dollars ($50,000) or the costs of completing the Restoration is equal to or greater than Fifty Thousand and No/100 Dollars ($50,000) Lender shall make the Net
Proceeds  available  for  the  Restoration  provided  that   the
conditions  of this Section 5.3 have been satisfied.   The  term
"NET PROCEEDS" for purposes of this Section 5.3 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Section 5.1 (a)(i), (iv), (vi), (vii) and (ix) (if applicable) as a result of such damage or destruction, after deduction of the reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("INSURANCE PROCEEDS"), or (ii) the net amount of the Award, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("CONDEMNATION PROCEEDS"), whichever the case may be.

               (i) The Net Proceeds shall be made available to Borrower for Restoration provided that the Net Proceeds are received prior to the Anticipated Payment Date and each of the following conditions are met:

                    (A)  no Event of Default shall have occurred
               and be continuing;

                    (B)   (1) in the event the Net Proceeds  are
               Insurance Proceeds, less than fifty percent (50%) of the total floor area of the Improvements of the Individual Property has been damaged, destroyed or rendered unusable as a result of such fire or other casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten
               percent  (10%)  of  the  land  constituting   the
               Individual Property is taken, and such land is located along the perimeter or periphery of the
               Individual  Property,  and  no  portion  of   the
               Improvements is located in such land;

                    (C)   the Operating Lease, if any, for  such
               Individual Property shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of any such fire or other casualty or taking, whichever the case may be;

                    (D)   the  Franchise Agreement, if any,  for
               such Individual Property shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of any such fire or other casualty or taking, whichever the case may be;

                    (E)  Borrower shall commence the Restoration
               as soon as reasonably practicable (but in no event later than sixty (60) days after such damage or destruction or taking, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion;

                    (F)   Lender  shall  be satisfied  that  any
               operating   deficits,  including  all   scheduled
               payments of principal and interest under the Note, which will be incurred with respect to the Individual Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of
               (1) the Net Proceeds, (2) the insurance coverage referred to in Section 5.1(a)(iii), if applicable, or (3) by other funds of Borrower;

                    (G)   Lender  shall  be satisfied  that  the
               Restoration will be completed on or before the earliest to occur of (1) six (6) months prior to the Anticipated Payment Date, (2) the earliest date required for such completion under the terms of any Operating Lease or Franchise Agreement, (3) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the applicable Individual Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable or
               (4) the expiration of the insurance coverage referred to in Section 5.1(a)(iii);

                    (H)   the  Individual Property and  the  use
               thereof   after  the  Restoration  will   be   in
               compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations and all necessary operating or reciprocal easement agreements for the operation and maintenance of the applicable Individual Property are, or remain, in effect;

                    (I)   the  Restoration  shall  be  done  and
               completed by Borrower in an expeditious and diligent fashion and in compliance in all material respects with all applicable governmental laws,
               rules   and   regulations   (including,   without
               limitation, all applicable environmental laws);

                    (J)   such fire or other casualty or taking,
               as applicable, does not result in the loss of access to the Individual Property or the related Improvements after the completion of Restoration;

                    (K) after giving effect to such Restoration, the Debt Service Coverage Ratio for the Individual Property shall be equal to the greater of (i) the Debt Service Coverage Ratio for the twelve (12) full calendar months immediately preceding the Closing Date, and (ii) the Debt Service Coverage Ratio for the Individual Property for the twelve
               (12) full calendar months immediately preceding the casualty or Condemnation of the Individual Property; and

                    (L) Lender shall be satisfied that the ratio of the appraised value of the Individual Property to the Release Amount, as determined by Lender, upon the completion of the Restoration, is not greater than the lesser of the ratio of the appraised value of the Individual Property to the Release Amount determined by Lender as of (i) the date hereof or (ii) the date immediately preceding the casualty or Condemnation to such Individual Property.

               (ii) The Net Proceeds shall be held by Lender in an interest-bearing account and, until disbursed in accordance with the provisions of this Section 5.3(b), shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that
          they   are  to  be  paid  for  out  of  the  requested
          disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Individual Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the title insurance policy.

               (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "CASUALTY CONSULTANT"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the
          contractors,   subcontractors  and  materialmen   with
          contracts  in  excess  of  $150,000  engaged  in   any
          Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant; provided, however, that in the event Lender or its Casualty Consultant fails to respond to a request for approval of any such contractors, subcontractors, materialmen and contracts within ten (10) Business Days
          following   Lender's  receipt  of  all   documentation
          required hereunder, then the requirement for any such approval with respect to such item shall be deemed waived. All reasonable costs and expenses incurred by Lender in connection with making the Net Proceeds
          available  for  the  Restoration  including,   without
          limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

               (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the
          Casualty  Retainage.   The term  "CASUALTY RETAINAGE"
          shall mean an amount equal to ten percent (10%) of the costs actually incurred for work in place as part of
          the   Restoration,  as  certified  by   the   Casualty
          Consultant, until the Restoration has been  completed.
          The   Casualty  Retainage  shall  in  no  event,   and
          notwithstanding anything to the contrary set forth above in this Section 5.1(b), be less than the amount actually held back by Borrower from contractors,
          subcontractors   and  materialmen   engaged   in   the
          Restoration.   The  Casualty Retainage  shall  not  be
          released  until the Casualty Consultant  certifies  to
          Lender that the Restoration has been completed in accordance with the provisions of this Section 5.1(b) and that all approvals necessary for the re-occupancy and use of the Individual Property have been obtained
          from   all   appropriate   governmental   and   quasi-
          governmental authorities, and Lender receives evidence
          satisfactory   to  Lender  that  the  costs   of   the
          Restoration have been paid in full or will be paid in full out of the Casualty Retainage; provided, however,
                                              --------  -------
          that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the
          title   insurance  policy,  and  Lender  receives   an
          endorsement to the title insurance policy insuring the continued priority of the lien of the related Mortgage and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

               (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

               (vi)  If  at  any  time the Net Proceeds  or  the
          undisbursed   balance  thereof  shall  not,   in   the
          reasonable opinion of Lender in consultation with the Casualty Consultant, be sufficient to pay in full the balance of the costs which are reasonably estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "NET PROCEEDS DEFICIENCY") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so
          disbursed  pursuant  to  this  Section  5.1(b)   shall
          constitute additional security for the Debt and other obligations under the Loan Documents.

               (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 5.1(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Loan Agreement or any of the other Loan Documents.

          (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 5.1.(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its sole discretion shall deem proper, or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion; provided that, notwithstanding the foregoing, upon the payment in full of the Debt, any additional Net Proceeds shall be paid to Borrower or to such other Person(s)who may be entitled thereto.

          (d) In the event that, pursuant to and in accordance with the terms and provisions of Section 2.5(b), Borrower obtains the release of an Individual Property which has been subject to any casualty or Condemnation, the Adjusted Release Amount for such Individual Property for purposes of Section 2.5(b) shall be reduced by any amounts retained and applied by Lender to a reduction of the principal amount of the Debt with respect to such Individual Property in accordance with Section 5.3(c).
          SECTION  5.4   IMPOUNDS.  Borrower shall deposit  with
                         --------
Lender, monthly, (a) one-twelfth (1/12th) of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates, and (b) one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the insurance policies required by Lender upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to expiration (said amounts in (a) and (b) above hereinafter called the "TAX AND INSURANCE ESCROW
FUND").   At  or before the advance of the Loan, Borrower  shall
deposit with Lender a sum of money which together with the monthly installments will be sufficient to make each of such payments thirty (30) days prior to the date any delinquency or
penalty  becomes  due with respect to such  payments.   Deposits
shall be made on the basis of Lender's estimate from time to time of the charges for the current year (after giving effect to any reassessment or, at Lender's election, on the basis of the charges for the prior year, with adjustments when the charges are fixed for the then current year). Borrower hereby grants to Lender a security interest in all funds so deposited with Lender for the purpose of securing the Loan. The funds shall be held in Lender's name in a money market interest bearing account and may be commingled with Lender's own funds at financial institutions selected by Lender in its sole discretion. Interest earned on the funds shall be added back into the funds; provided, however, that Lender shall not be obligated to obtain any specified rate of return and Lender shall not be liable for any loss of principal, for which Borrower shall bear the full risk. Subject to Section 3.2, while an Event of Default is continuing, the funds deposited may be applied in payment of the charges for which such funds have been deposited, or to the payment of the Loan or any other charges affecting the security of Lender, as Lender may elect, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Lender. Borrower shall furnish Lender with bills for the charges for which such deposits are required (i) at least thirty (30) days prior to the date on which the charges first become payable or (ii) if the Governmental Authority which issues such bills does not issue bills at least thirty (30) days prior to the date on which the charges first become payable, then within three (3) Business Days following Borrower's receipt of such bills from the Governmental Authority. If at any time the amount on deposit with Lender, together with amounts to be deposited by Borrower before such charges are payable, is insufficient to pay such charges, Borrower shall deposit any deficiency with Lender within three (3) Business Days after Borrower receives written notice of such deficiency. Lender shall pay such charges when the amount on deposit with Lender is sufficient to pay such charges and Lender has received a bill for such charges.


                            ARTICLE 6

                      ENVIRONMENTAL MATTERS
                      ---------------------

          SECTION 6.1  CERTAIN DEFINITIONS.  As used herein, the
                       -------------------
following terms have the meanings indicated:

          (a) "ENVIRONMENTAL LAWS" Any local, state, federal or other governmental authority, statute, ordinance, code, order, decree, law, rule or regulation pertaining to or imposing liability or standards of conduct concerning environmental
regulation,   contamination  or  clean-up   including,   without
limitation,    the    Comprehensive   Environmental    Response,
Compensation  and  Liability  Act,  as  amended,  the   Resource
Conservation and Recovery Act, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substances Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, any state superlien and environmental clean-up statutes and all regulations adopted in respect of the foregoing laws whether presently in force or coming into being and/or effectiveness hereafter.

          (b) "HAZARDOUS MATERIALS" means (i) petroleum or chemical products, whether in liquid, solid, or gaseous form, or
any   fraction   or   by-product  thereof,  (ii)   asbestos   or
asbestos-containing  materials, (iii) polychlorinated  biphenyls
(pcbs), (iv) radon gas, (v) underground storage tanks, (vi) any explosive or radioactive substances, (vii) lead or lead-based paint, or (viii) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any Governmental Authority (to the extent that such Governmental Authority has jurisdiction over Borrower or any of the Properties with respect to such materials) to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.

          SECTION   6.2    REPRESENTATIONS AND WARRANTIES ON
                           ---------------------------------
ENVIRONMENTAL MATTERS.  To Borrower's knowledge, except  as  set
---------------------
forth in the Site Assessments of each Individual Property delivered in connection with the origination of the Loan, (a) no
Hazardous  Material  is  now  or  was  formerly  used,   stored,
generated, manufactured, installed, treated, discharged, disposed of or otherwise present at or about any Individual Property or any property adjacent to any Individual Property (except for cleaning and other products currently used in connection with the routine maintenance or repair of an Individual Property or the
operation   thereof  as  a  hotel,  in  full   compliance   with
Environmental Laws) and no Hazardous Material was removed or transported from any Individual Property, (b) all permits, licenses, approvals and filings required by Environmental Laws have been obtained, and the use, operation and condition of any Individual Property does not, and did not previously, violate any Environmental Laws, (c) no civil, criminal or administrative action, suit, claim, hearing, investigation or proceeding has been brought or, to the best of Borrower's knowledge, been threatened, nor have any settlements been reached by or with any parties or any liens imposed in connection with any Individual Property concerning Hazardous Materials or Environmental Laws; and (d) no underground storage tanks exist on any part of any Individual Property.

          SECTION 6.3  COVENANTS ON ENVIRONMENTAL MATTERS.
                       ----------------------------------

          (a) Borrower shall (i) comply strictly and in all respects with applicable Environmental Laws; (ii) notify Lender immediately upon Borrower's discovery of any spill, discharge, release or presence of any Hazardous Material in violation of applicable Environmental Laws at, upon, under, within, contiguous to or otherwise affecting any Individual Property; (iii) promptly remove such Hazardous Materials and remediate any Individual Property in full compliance with Environmental Laws or as reasonably required by Lender based upon the recommendations and
specifications   of  an  independent  environmental   consultant
approved by Lender; and (iv) promptly forward to Lender copies of all orders, notices, permits, applications or other communications and reports in connection with any spill, discharge, release or the presence of any Hazardous Material or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect any Individual Property or Borrower.

          (b) Borrower shall not cause, shall prohibit any other Person within the control of Borrower from causing, and shall use prudent, commercially reasonable efforts to prohibit other Persons (including tenants) from (i) causing any spill, discharge or release, or the use, storage, generation, manufacture, installation, or disposal, of any Hazardous Materials at, upon,
under,   within  or  about  any  Individual  Property   or   the
transportation of any Hazardous Materials to or from any Individual Property (except for cleaning and other products used
in   connection  with  routine  maintenance  or  repair  of  any
Individual Property or the operation thereof as a hotel in  full
compliance   with  Environmental  Laws),  (ii)  installing   any
underground  storage  tanks  at  any  Individual  Property,   or
(iii) conducting any activity that requires a permit or other authorization under Environmental Laws (except in connection with the cleaning or routine maintenance of such Individual Property or the operation thereof as a hotel, and then only in strict compliance with such permit or authorization).

          (c) Borrower shall provide to Lender, at Borrower's expense, as soon as reasonably practicable following the written request of Lender from time to time, a Site Assessment or, if reasonably required by Lender, an update to any existing Site Assessment, to assess the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within any Individual Property. Borrower shall pay the cost of no more than one such Site Assessment with respect to any Individual Property or update in any twenty-four (24)-month period, unless Lender's request for a Site Assessment is based on information received by Lender pursuant to Section 6.3(a), a reasonable suspicion of Hazardous Materials at or near any
Individual   Property,   a  breach  of   representations   under
Section 6.2, or an Event of Default, in which case any such Site Assessment or update shall be at Borrower's expense.

          SECTION  6.4   ALLOCATION OF RISKS AND INDEMNITY.   As
                         ---------------------------------
between Borrower, Lender and Indemnitor, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting any Individual Property,
shall  lie  solely  with Borrower and Indemnitor.   Accordingly,
Borrower and Indemnitor shall bear all risks and costs associated with any loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by Lender or by law. Borrower shall indemnify, defend and hold Lender and its shareholders, directors, officers, employees  and  agents  harmless  from  and  against  all  loss, liabilities, damages, claims, costs and expenses (including reasonable costs of defense and consultant fees,investigation and laboratory fees, court costs, and other litigation expenses)arising out of or associated, in any way, with (a) the non-compliance with Environmental Laws, or (b) the existence of Hazardous Materials in, on, or about any Individual Property, (c)any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Hazardous Materials; (d) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, (e) a breach of any representation, warranty or covenant contained in this Article 6, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, or (f) the imposition of any environmental lien encumbering any Individual Property; provided, however, Borrower shall not be liable under such indemnification to the extent such loss, liability, damage, claim, cost or expense results solely from Lender's gross negligence or willful
misconduct.   Except as otherwise specifically provided  in  the
following sentence, Borrower's obligations under this Section 6.4 shall arise whether or not any Governmental Authority has taken or threatened any action in connection with the presence of any Hazardous Material, and whether or not the existence of any such Hazardous Material or potential liability on account thereof is
disclosed   in   the   Site  Assessment   and   shall   continue
notwithstanding the repayment of the Loan or any transfer or sale of any right, title and interest in any Individual Property (by
foreclosure,   deed  in  lieu  of  foreclosure  or   otherwise).
Borrower's obligations under this Section 6.4 shall not apply to any release or presence of Hazardous Materials that (i) occurred solely after any payoff of the Note in full or solely after a transfer resulting from a foreclosure or deed in lieu of foreclosure accepted by Lender and (ii) was not caused by Borrower or any Affiliate of Borrower. Additionally, if any Hazardous Materials affect or threaten to affect the Properties, Lender may (but shall not be obligated to) give such notices and take such actions as it deems necessary or advisable at the expense  of  Borrower  in order to abate the  discharge  of  any
Hazardous  Materials  or  remove the Hazardous  Materials.   Any
amounts  payable to Lender by reason of the application of  this
Section 6.4 shall become due and payable within three (3) Business Days after Borrower receives notice thereof and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. The obligations and liabilities of Borrower under this Section 6.4 shall survive any termination, satisfaction, assignment, entry of a judgment of foreclosure or delivery of a deed in lieu of foreclosure.

          SECTION 6.5  NO WAIVER.  Notwithstanding any provision
                       ---------
in this Article 6 or elsewhere in the Loan Documents, or any rights or remedies granted by the Loan Documents, Lender does not waive and expressly reserves all rights and benefits now or hereafter accruing to Lender under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by Lender pursuant to the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception."


                            ARTICLE 7

                         LEASING MATTERS
                         ---------------

          SECTION 7.1  REPRESENTATIONS AND WARRANTIES ON LEASES.
                       ----------------------------------------
Borrower represents and warrants to Lender with respect to the Leases of each Individual Property that as of the date hereof:
(a)  the  Leases  are valid and in and full  force  and  effect;
(b) the Leases (including amendments) are in writing, and there are no oral agreements with respect thereto; (c) the copies of the Leases delivered to Lender are true and complete; (d) neither the landlord nor any tenant is in default under any of the
Leases;  (e)  Borrower  has  no  knowledge  of  any  notice   of
termination or default with respect to any Lease; (f) Borrower has not assigned or pledged any of the Leases, the rents or any interests therein except to Lender; (g) no tenant or other party has an option or right of first refusal or offer, to purchase all or any portion of the Individual Property; (h) no tenant has the right to terminate its Lease prior to expiration of the stated term of such Lease except upon the happening of a casualty or condemnation and in such event only pursuant to and in accordance with the terms and provisions of its Lease; (i) no tenant has prepaid more than one month's rent in advance (except for bona fide security deposits not in excess of an amount equal to two month's rent); (j) no tenant under any Lease has any right or option for additional space; (k) all existing Leases are subordinate to the Mortgage either pursuant to their terms or a recorded subordination agreement; and (l) there are no long term subleases in effect other than subleases of space for ancillary hotel uses such as gift shops.

          SECTION 7.2  STANDARD LEASE FORM; APPROVAL RIGHTS.  All
                       ------------------------------------
Leases and other rental arrangements executed by Borrower after the date hereof shall be approved by Lender. Such Lease shall provide that (a) the Lease is subordinate to the Mortgage, (b) the tenant shall attorn to Lender, and (c) that any cancellation, surrender, or amendment of such Lease without the prior written consent of Lender shall be voidable by Lender. Borrower shall hold, in trust, all tenant security deposits in a segregated account, and, to the extent required by applicable law, shall not commingle any such funds with any other funds of Borrower. Within ten (10) days after Lender's request, Borrower shall furnish to Lender a statement of all tenant security deposits, and copies of all Leases not previously delivered to Lender, to the extent that such Leases are in Borrower's possession or Borrower is entitled to receive a copies of such Leases pursuant to the applicable Operating Lease, certified by Borrower as being true and correct. The provisions of this Section 7.2 shall not apply to any Operating Leases.

          SECTION 7.3  COVENANTS.  Borrower (a) shall perform the
                       ---------
obligations which Borrower is required to perform under the Leases; (b) shall enforce the obligations to be performed by the tenants; (c) shall furnish to Lender any notice of default or termination received by Borrower from any tenant, and any notice of default or termination given by Borrower to any tenant within three (3) Business Days after Borrower's receipt thereof;
(d) shall not collect any rents for more than thirty (30) days in advance of the time when the same shall become due, except for bona fide security deposits not in excess of an amount equal  to two months rent; (e) shall not enter into any ground Lease or master Lease of any part of the Properties; (f) shall not further assign or encumber any Lease; (g) shall not, except with
Lender's prior written consent (which consent shall not be unreasonably delayed or withheld), cancel or accept surrender or termination of any Lease; (h) shall not, except with Lender's prior written consent (which consent shall not be unreasonably delayed, withheld or conditioned), modify or amend any Lease
(except for minor modifications and amendments entered into in the ordinary course of business, consistent with prudent property management practices, not affecting the economic terms of the Lease);
(i)shall not, except with Lender's prior written consent (which
consent   shall  not  be  unreasonably  delayed,  withheld  or
conditioned), consent to any sublease of space at any of the Properties; and (j) shall maintain all security deposits in accordance with the applicable Leases and the requirements of the applicable laws of the state in which each Individual Property is located. Any action in violation of clauses (e), (f), (g), (h) and (i) of this Section 7.3 shall be void at the election of Lender.

          SECTION  7.4  TENANT ESTOPPELS.  At Lender's  request,
                        ----------------
Borrower shall obtain and furnish to Lender, written estoppels in the form attached hereto as Schedule VII or otherwise in form and substance reasonably satisfactory to Lender, executed by tenants under Leases and Operating Leases at the Properties and confirming the term, rent, and other provisions and matters relating to the Leases.


                            ARTICLE 8

                 REPRESENTATIONS AND WARRANTIES
                 ------------------------------

          Borrower represents and warrants, as of the date hereof, and covenants to Lender that:

          SECTION   8.1   ORGANIZATION, POWER AND AUTHORITY.
                          ---------------------------------
Borrower and the Operating Lessee (a) are duly organized, validly existing and in good standing under the laws of the state of their formation or existence, (b) are in compliance with all legal requirements applicable to doing business in each state where the Properties are located, and (c) to the extent necessary, have the necessary governmental approvals to own and operate the Properties and conduct the business now conducted or to be conducted thereon. Each Borrower Party (a) is duly organized, validly existing and in good standing under the laws of the state of its formation or existence and (b) to the extent
necessary,   is  in  compliance  with  all  legal   requirements
applicable to doing business in each state where the Properties are located. Borrower has the full power, authority and right to execute, deliver and perform its obligations pursuant to this Loan Agreement and the other Loan Documents, and to mortgage the Properties pursuant to the terms of the Mortgages and to keep and observe all of the terms of this Loan Agreement and the other Loan Documents on Borrower's part to be performed.

          SECTION   8.2    VALIDITY OF LOAN DOCUMENTS.    The
                           --------------------------
execution, delivery and performance by Borrower and each Borrower Party of the Loan Documents: (a) are duly authorized and do not
require   the  consent  or  approval  of  any  other  party   or
governmental authority which has not been obtained; and (b) will not violate any law or result in the imposition of any lien, charge or encumbrance upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of Borrower and each Borrower Party, enforceable in accordance with their respective terms, subject to equitable principles and applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

          SECTION 8.3  NO CONFLICTS.  The execution, delivery and
                       ------------
performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of
any   indenture,  mortgage,  deed  of  trust,  loan   agreement,
partnership agreement or other agreement or instrument to which Borrower is a party or by which any of Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of Borrower's properties or assets, and any
consent,   approval,  authorization,  order,   registration   or
qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

          SECTION 8.4  LIABILITIES; LITIGATION.
                       -----------------------

          (a) All financial data, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered by Borrower and each Borrower Party are
(i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Properties as of the date of such reports, and (iii) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with generally accepted accounting principles then in effect throughout the periods covered, except as disclosed therein. Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term
commitments  or  unrealized  or  anticipated  losses  from   any
unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on the Properties or the operation thereof as hotels, except as referred to or reflected in said financial statements. Since the date of the financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements. There is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any state or federal bankruptcy or insolvency law) pending or, to the knowledge of Borrower, threatened, against the Properties, Borrower or any Borrower Party which if adversely determined could have a material adverse effect on such party, the Properties or the Loan, except as specifically set forth on Schedule IX.
                                          -----------

          (b) Neither Borrower nor any Borrower Party is contemplating either the filing of a petition by it under state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and neither Borrower nor any Borrower Party has knowledge of any Person contemplating the filing of any such petition against it.

          SECTION  8.5   TAXES AND ASSESSMENTS.  There  are  no
                         ---------------------
pending or, to Borrower's best knowledge, proposed, special or other assessments for public improvements or otherwise affecting the Properties, nor, to Borrower's knowledge, are there any contemplated improvements to the Properties that may result in such special or other assessments.

          SECTION  8.6   OTHER AGREEMENTS;  DEFAULTS.   Neither
                         ---------------------------
Borrower nor any Borrower Party is a party to any agreement or instrument or subject to any court order, injunction, permit, or restriction which might materially adversely affect any of the Properties or the business, operations, or condition (financial or otherwise) of Borrower. Neither Borrower nor any Borrower Party is in violation of any agreement which violation would have a materially adverse effect on any of the Properties, Borrower, or any Borrower Party or Borrower's business, properties, or assets, operations or condition, financial or otherwise.

          SECTION 8.7  TITLE. Borrower has good, marketable  and
                       -----
insurable title to the Properties, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the liens created by the Loan Documents. Each Mortgage creates (i) a valid, perfected lien on the applicable Individual Property, subject only to Permitted Encumbrances and the liens created by the Loan Documents and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof,
in   each   case  subject  only  to  any  applicable   Permitted
Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the liens created by the Loan Documents. There are no claims for payment for work, labor or materials affecting any of Borrower's Properties which are or may become a lien prior to, or of equal priority with, the liens created by
the   Loan  Documents.   None  of  the  Permitted  Encumbrances,
individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgages and this Loan Agreement, materially and adversely affect the value of any Individual Property, impair the use or operations of any Individual Property or impair Borrower's ability to pay its obligations in a timely manner.

          SECTION 8.8  COMPLIANCE WITH LAW.
                       -------------------

          (a) Borrower has or, pursuant to the Operating Lease, has caused the Operating Lessees to have all requisite licenses, permits, franchises, qualifications, certificates of occupancy or other governmental authorizations to own, lease and operate each of the Properties and carry on its business, and each of the Properties is in compliance with applicable legal requirements in all material respects and is free of material structural defects, and all building systems contained therein are in good working order, subject to ordinary wear and tear. Each of the Properties
does   not   constitute,  in  whole  or  in  part,   a   legally
non-conforming use under applicable legal requirements;

          (b)   No  condemnation  has  been  commenced  or,   to
Borrower's knowledge, is contemplated with respect to all or any portion of the Properties or for the relocation of roadways providing access to any of the Properties; and

          (c) Each of the Properties has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary to the full use and enjoyment of the Properties are
located  in  the  public  right-of-way  abutting  each  of   the
Properties, and all such utilities are connected so as to serve the Properties without passing over other property, except to the extent such other property is subject to a perpetual easement for
such  utility  benefiting  each of the  Properties.   All  roads
necessary for the full utilization of each of the Properties for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities.

          SECTION   8.9    LOCATION OF BORROWER.    Borrower's
                           --------------------
principal place of business and chief executive offices are located at the address stated in Section 15.1.

          SECTION 8.10  ERISA.
                        -----

          (a) As of the date hereof and throughout the term of the Loan, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of an employee benefit plan for purposes of Title I of ERISA; provided that the foregoing representation is based on the assumption that Lender will not satisfy its obligations under the Loan with the assets of an "employee benefit plan"; and

          (b) As of the date hereof and throughout the term of the Loan (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

          SECTION 8.11  FORFEITURE.  There has not been committed
                        ----------
by Borrower or, to Borrower's knowledge, any other person in occupancy of or involved with the operation or use of any of the Properties any act or omission affording the federal government or any state or local government the right of forfeiture as against any of the Properties or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

          SECTION  8.12  TAX FILINGS. Borrower and each Borrower
                         -----------
Party have filed (or have obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and each Borrower Party, respectively. Borrower and each Borrower Party believe that their respective tax returns properly reflect the income and taxes of Borrower and each Borrower Party, respectively, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

          SECTION 8.13 SOLVENCY. Borrower (a) has not entered into the transaction or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan, the fair saleable
value   of  Borrower's  assets  exceeds  and  will,  immediately
following  the  making  of  the Loan,  exceed  Borrower's  total
liabilities,   including,   without  limitation,   subordinated,
unliquidated,  disputed and contingent  liabilities.   The  fair
saleable value of Borrower's assets is and will, immediately following the making of the Loan, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured, Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Indebtedness and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Indebtedness as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). Except as expressly disclosed to Lender in writing, no petition in bankruptcy has been filed against Borrower, Indemnitor, any guarantor or any Borrower Party in the last seven
(7) years, and neither Borrower, Indemnitor, any guarantor or any Borrower Party in the last seven (7) years has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors.

          SECTION  8.14   FULL AND ACCURATE DISCLOSURE.   All
                          ----------------------------
information submitted by Borrower or any Borrower Party to Lender in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower or any Borrower Party in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects. No statement of fact made by or on behalf of Borrower or any Borrower Party in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can reasonably foresee, might materially adversely affect, any of the Properties or the business, operations or condition (financial or otherwise) of Borrower or any Borrower Party.

          SECTION   8.15   FLOOD ZONE.   Except  as   otherwise
                           ----------
disclosed by the surveys delivered to Lender pursuant to Section
4.1 hereof, no portion of the improvements comprising any of the Properties is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1994, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section
5.1 hereof.

          SECTION 8.16  FEDERAL RESERVE REGULATIONS.  No part of
                        ---------------------------
the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

          SECTION 8.17  NOT A FOREIGH PERSON. Borrower is not  a
                        --------------------
"foreign person" within the meaning of  1445(f)(3) of the Code.

          SECTION  8.18  SEPARATE LOTS. Each Individual Property
                         -------------
is comprised of one (1) or more parcels which constitutes a separate tax lot and does not constitute a portion of any other tax lot not a part of such Individual Property.

          SECTION 8.19  NO PRIOR ASSIGNMENT.  There are no prior
                        -------------------
assignments of the Leases, Operating Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

          SECTION 8.20  INSURANCE.  Borrower has obtained, or has
                        ---------
caused to be obtained, and has delivered to Lender certified copies of all insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. No claims have been made under any such Policy, and, to the best of Borrower's knowledge, no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such policy.

          SECTION  8.21   USE OF PROPERTIES.   Each   of   the
                          -----------------
Individual Properties is used exclusively for hotel purposes and other appurtenant and related uses including, but not limited to, restaurants and lounges.

          Section 8.22  CERTIFICATE OF OCCUPANCY; LICENSES.  All
                        ----------------------------------
certifications,  permits,  licenses  and  approvals,   including
without limitation, certificates of completion and occupancy permits and any applicable liquor license required for the legal use, occupancy and operation of each of the Individual Properties as a hotel (collectively, the "LICENSES"), have been obtained and are in full force and effect. Borrower shall ensure that all licenses necessary for the operation of each of the Individual Properties as a hotel are kept and maintained. The use being made of each Individual Property is in conformity with the certificate of occupancy issued for such Individual Property.

          SECTION  8.23   PHYSICAL CONDITION.   Each  of  the
                          ------------------
Individual   Properties,  including,  without  limitation,   all
buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in any of the Individual Properties, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any of the Individual Properties,
or   any   part  thereof,  which  would  adversely  affect   the
insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

          SECTION   8.24   BOUNDARIES.   Except  as  otherwise
                           ----------
disclosed by the surveys delivered to Lender pursuant to Section
4.1 hereof, all of the improvements which were included in determining the appraised value of each Individual Property lie wholly within the boundaries and building restriction lines of such Individual Property, and no improvements on adjoining properties encroach upon such Individual Property, and no easements or other encumbrances upon the applicable Individual Property encroach upon any of the improvements, so as to affect the value or marketability of the applicable Individual Property except those which are insured against by title insurance.

          SECTION 8.25  INTENTIONALLY OMITTED.
                        ---------------------

          SECTION 8.26  INTENTIONALLY OMITTED.
                        ---------------------

          SECTION 8.27  FILING AND RECORDING TAXES.   All
                        --------------------------
transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Properties to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration,
perfection   or  enforcement  of  any  of  the  Loan  Documents,
including, without limitation, the Mortgages encumbering the Properties have been paid, and, under current Legal Requirements, the Mortgages encumbering the Properties are enforceable in accordance with their respective terms by Lender (or any subsequent holder thereof), subject to equitable principles and applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights.

          SECTION   8.28   SINGLE PURPOSE ENTITY/SEPARATENESS.
                           ----------------------------------
Borrower represents, warrants and covenants as follows:

          (a) The purpose for which the Borrower is organized shall be limited solely to (i) owning, holding, selling, leasing, transferring, exchanging, operating and managing the Properties,
(ii) entering into this Agreement with the Lender, (iii) refinancing the Properties in connection with a permitted repayment of the Loan and (iv) transacting any and all lawful business for which a Borrower may be organized under its constitutive law that is incident, reasonable and appropriate to accomplish the foregoing. Borrower shall conduct its business in accordance with the foregoing purpose.

          (b) Borrower does not own and will not own any asset or property other than (i) the Properties, and (ii) incidental personal property necessary for the ownership or operation of the Properties. Borrower will not engage in any business other than the ownership, management and operation of the Properties and Borrower will conduct and operate its business as presently conducted and operated.

          (c) Borrower will not enter into any contract or agreement with any Affiliate of Borrower, any constituent party of Borrower, the guarantors or any Affiliate of any constituent party or guarantor, except upon terms and conditions that are substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

          (d) Borrower has not incurred and will not incur any Indebtedness other than (i) the Loan, (ii) trade and operational debt incurred in the ordinary course of business which is outstanding for no more than sixty (60) days with trade creditors
and   in  amounts  as  are  normal  and  reasonable  under   the
circumstances, provided such debt is not evidenced by a note, is paid when due and such debt does not exceed at any one time one percent (1%) of the Release Amount for the applicable Individual Property, and (iii) debt incurred in the financing of equipment and other personal property located at the Properties which is not in any way deemed to be real property, secured solely by such equipment or personal property being financed, not to exceed at any one time two percent (2%) of the Release Amount for the applicable Individual Property. No Indebtedness other than the
Loan  may  be  secured  (subordinate  or  pari  passu)  by   the
Properties.

          (e) Borrower has not made and will not make any loans or advances to any third party (including any affiliate or constituent party, any guarantor or any affiliate of any constituent party or guarantor), and shall not acquire obligations or securities of its affiliates or any constituent party.

          (f) Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

          (g) Borrower has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Borrower will not, nor will Borrower permit any constituent party or any guarantor to amend, modify or
otherwise   change  the  partnership  certificate,   partnership
agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Borrower or such constituent party or guarantor without the prior written consent of Lender.

          (h) Borrower will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates and any constituent party and, to the extent required by law, Borrower will file its own tax returns. Borrower shall maintain its books, records, resolutions and agreements as official records.

          (i) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower, any constituent party of Borrower, any guarantor or any Affiliate of any constituent party or guarantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or part of the other and shall maintain and utilize a separate telephone number and separate stationery, invoices and checks.

          (j) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

          (k) Neither Borrower nor any constituent party will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, of Borrower.

          (l) Borrower will not commingle the funds and other assets of Borrower with those of any Affiliate or constituent party, any guarantor, or any Affiliate of any constituent party or guarantor, or any other person.

          (m) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party, any guarantor, or any Affiliate of any constituent party or guarantor, or any other person.

          (n) Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other person.

          (o) If Borrower is a limited partnership or a limited liability company, each general partner or managing member (each, an "SPC PARTY") shall be a corporation whose sole asset is its interest in Borrower and each such SPC Party will at all times comply, and will cause Borrower to comply, with each of the representations, warranties, and covenants contained in this
Section 8.28 as if such representation, warranty or covenant was made directly by such SPC Party.

          (p) Borrower shall at all times cause there to be at least one duly appointed member of the board of directors (an "INDEPENDENT DIRECTOR") of each SPC Party in Borrower reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding five years (i) a shareholder of, or an officer, director, partner or employee of, Borrower or any of its shareholders, subsidiaries or affiliates, (ii) a customer of, or supplier to, Borrower or any of its shareholders, subsidiaries or affiliates, (iii) a person or other entity controlling or under common control with any such shareholder, partner, supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, director, partner, employee, supplier or customer of Borrower. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

          (q) Borrower shall not cause or permit the board of directors of each SPC Party in Borrower to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires the vote of the board of directors of Borrower and/or any SPC Party in Borrower unless at the time of such action there shall be at least one member who is an Independent Director.

          (r) Borrower shall conduct its business so that the assumptions made with respect to Borrower in that certain opinion letter of even date herewith (the "INSOLVENCY OPINION") delivered by Hunton & Williams in connection with the Loan shall be true and correct in all respects.

          SECTION 8.29  MANAGEMENT AGREEMENTS.
                        ---------------------

          (a) In the event that any Individual Property is or becomes subject to a Management Agreement with a Person that is not an "affiliate" (as defined in the applicable Operating Lease) of the applicable Operating Lessee, Lender shall have the right
to   reasonably  approve  such  Manager  in  advance  (and   any
replacement Manager) and the applicable Management Agreement. The fee due under any Management Agreement, and the terms and provisions of each Management Agreement, shall be subordinate to this Agreement and the applicable Mortgage, and each Manager shall agree to attorn to Lender. Borrower shall not terminate, cancel, modify, renew or extend any Management Agreement, or enter into any agreement relating to the management or operation of the Properties without the express written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, after a Securitization, with
              --------   -------
respect to a new Manager such consent may be conditioned upon Borrower delivering evidence in writing from the applicable Rating Agencies to the effect that such new Manager will not result in a downgrade, withdrawal or qualification of the respective ratings then in effect for any Securities issued in connection with a Securitization. If at any time Lender consents to the appointment of a new Manager, such new Manager and Borrower or the Operating Lessee, as applicable, shall, as a condition of Lender's consent, execute a Manager's Consent and Subordination of Management Agreement substantially in the form attached hereto as Schedule X (as such form may be amended by
                    ----------
Lender  consistent with prudent underwriting  standards).   Each
Management   Agreement  (and  any  amendments  or  modifications
thereto) must provide that (i) upon a termination of the related Operating Lease or a termination of Borrower's or Operating Lessee's right to possession of the applicable Individual Property for any reason, such Management Agreement may be terminated by Lender without liability for any payment due or to become due to the Manager thereunder, (ii) any management fees shall be subordinated to payments of Rent thereunder, and (iii) in the event Borrower or Operating Lessee, as applicable, is in default, such Manager shall, at the election of Lender and provided that such Manager continues to be paid, continue to perform under the terms of the Management Agreement for a period not to exceed ninety (90) days. No fees or other amounts payable to Borrower by Manager under such Management Agreements shall excuse Borrower from its obligations to pay Rent and other amounts to the Bank (as defined in the Cash Management Agreement) to be held and applied in accordance with the Cash Management Agreement. To the extent that there is no Operating Lessee and Borrower directly enters into a management agreement, it shall also provide that (i) if at any time under the term of the Loan the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding or (ii) Borrower is in default beyond applicable notice and cure periods under the Loan, Lender may terminate and remove the property manager and replace the manager with a manager acceptable to Lender and any Rating Agencies in their sole discretion; such manger shall receive a property management fee not to exceed then current market rates.

          (b) Borrower, upon the request of Lender (and with respect to the Operating Leases in effect as of the date hereof, to the extent that Borrower is empowered to do so under such Operating Leases), shall terminate any Manager designated by Lender, without penalty or fee, if at any time during the Loan
(i) such Manager shall become insolvent or a debtor in any bankruptcy or insolvency proceeding, (ii) there is continuing an Event of Default, or (iii) the Anticipated Payment Date has occurred and the Loan has not been repaid. Each Management
Agreement entered into by Borrower shall provide that such Manager may be terminated, without penalty or fee, upon the occurrence of any of the foregoing. At such time as the Manager may be removed, a replacement Manager acceptable to Lender and the applicable Rating Agencies in their sole discretion shall assume management of the Properties and shall receive a property management fee not to exceed then current market rates.


          (c)    The  Management  Agreements  more  particularly
described   on  Schedule  XI  hereto  are  the  only  Management
Agreements currently in effect with respect to the Properties. Borrower is under no obligation to pay any fees, expenses or other costs to or for any party, or to perform any acts or services for any party, pursuant to the terms and provisions of the Management Agreements more particularly described on Schedule XI hereto.


          SECTION 8.30  FRANCHISE AGREEMENTS; OPERATING LEASES
                        --------------------------------------

          (a) To the best of Borrower's knowledge, each of the Franchise Agreements between the respective Operating Lessee and the Franchisor listed on Schedule IV, pursuant to which the applicable Operating Lessee has the right to operate the hotel located on the Individual Property under a name and/or hotel system controlled by such Franchisor, is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. Borrower shall not permit, to the extent empowered to do so, or consent to the termination, extension or modification or the entering into of any Franchise Agreement without Lender's prior written consent, which consent shall not be unreasonably conditioned, withheld or delayed; provided, however, with respect to a new Franchise Agreement entered into after a Securitization, such consent may be conditioned upon Borrower delivering evidence in writing from the applicable Rating Agencies to the effect that such new Franchise Agreement will not result in a downgrade, withdrawal or qualification of the respective ratings then in
effect   for  any  Securities  issued  in  connection   with   a
Securitization. All payments due under the Franchise Agreements shall be the sole obligation of the applicable Operating Lessee and not of Borrower; provided, however, that Borrower may be responsible for additional payments with respect to the Franchise Agreements more particularly described on Schedule XII hereto
                                           -------------
pursuant to the owner's agreements more particularly described on
Schedule XIII hereto.
-------------

          (b) Each Operating Lease, pursuant to which the applicable Operating Lessee operates the respective Individual Property as a hotel, is in full force and effect and there is no default, breach or violation existing thereunder by Borrower or, to the best of Borrower's knowledge, any other party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. The fee due under each Operating Lease, and the terms and provisions of the Operating Lease, are subordinate to this Agreement and the Mortgage. Borrower shall not terminate, cancel, modify, renew or extend any Operating Lease (other than a termination by Borrower due to the non-payment of Rent due thereunder by the Operating Lessee in accordance with the terms of the applicable Operating Lease beyond any applicable notice and cure periods), or enter into any agreement relating to the management or operation of any Individual Property with the applicable Operating Lessee or any other party without the express written consent of Lender, which consent shall not be unreasonably conditioned, withheld or delayed; provided, however, that with respect to a new Operating Lessee such consent may be conditioned upon Borrower delivering evidence in writing from the applicable Rating Agencies to the effect that such new Operating Lessee will not result in a downgrade, withdrawal or qualification of the respective ratings then in effect for any Securities issued in connection with a
Securitization.   If  at  any  time  Lender  consents   to   the
appointment of a new Operating Lessee, such new Operating Lessee and Borrower shall, as a condition of Lender's consent, execute a Nondisturbance Agreement. In the event any one Operating Lessee operates more than one Individual Property, each such Operating Lease shall be cross defaulted with the Operating Leases covering any of the other Properties entered into with such Operating Lessee.

          (c) Neither the execution and delivery of the Loan Documents, Borrower's performance thereunder, nor the exercise of any remedies by Lender, will adversely affect Borrower's rights under the Franchise Agreements, the Operating Leases, or any of the Licenses.

          SECTION 8.31  INVESTMENT COMPANY ACT.  Borrower is not
                        ----------------------
(a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the mean of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

          SECTION 8.32  LEASES.  Borrower is not a party, either
                        ------
directly or as a successor or assignee, to any Leases other than
(i) the Operating Leases set forth on Schedule V hereto and (ii) that certain Lease dated as of October 21, 1992 made by and between Cary Suites, Inc. and Siemens Medical Systems, Inc., as amended by that certain Amendment to Lease dated as of February 7, 1994 and subsequently assigned to Borrower.

          SECTION  8.33  SPE COMPLIANCE.  All of the assumptions
                         --------------
set forth in the Insolvency Opinion are true and correct. In connection with the foregoing, Borrower hereby covenants and agrees that it will comply with, or cause the compliance with,
(i) all the assumptions (whether regarding Borrower or any other persons or entity) set forth in the Insolvency Opinion, (ii) all the representations and warranties set forth in Section 8.28 hereof, and (iii) all the organizational documents of Borrower and its SPC Party.


                            ARTICLE 9

                       FINANCIAL REPORTING
                       -------------------

          SECTION 9.1  FINANCIAL STATEMENTS
                       --------------------

          (a)  OBLIGATIONS OF BORROWER.  (i)  Borrower will keep
               -----------------------
and maintain or will cause to be kept and maintained, in accordance with generally accepted accounting principles proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and Operating Lessees, all items of income and expense in connection with the operation on an
individual  basis of each of the Individual Properties.   Lender
shall have the right from time to time at all times during normal business hours to examine such books, records and accounts at the office of Borrower, Operating Lessee or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence and during the continuation of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine any accounting records with respect to the Properties, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

          (b)   MONTHLY REPORTS.  Within thirty (30) days  after
                ---------------
the end of each calendar month, Borrower shall furnish or cause the Operating Lessees to furnish to Lender current (as of the
calendar  month  just  ended)  property-level  balance   sheets,
detailed property-level operating statements (showing monthly activity and year-to-date) stating Operating Revenues, Operating Expenses, Net Operating Income and net cash flow for the calendar month just ended, a general ledger (if so required), a report of occupancy for the subject month including an average daily rate, and any and all franchise inspection reports received by Borrower or any Operating Lessee during the subject month and, as
requested  by  Lender, a written statement   setting  forth  any
variance   from   the  annual  budget  and  other  documentation
supporting the information disclosed in the most recent financial statements.

          (c)   QUARTERLY REPORTS.  Within sixty (60) days after
                -----------------
the end of each calendar quarter, Borrower shall furnish or shall cause the Operating Lessees to furnish to Lender detailed property-level operating statements (showing quarterly activity and year-to-date) stating Operating Revenues, Operating Expenses, Net Operating Income, and net cash flow and capital expenditures
for  the  calendar  quarter  just ended.   Borrower's  quarterly
statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior calendar quarter, and (ii) a certificate executed by the chief financial officer of Borrower or the general partner of Borrower stating that, to the best of such officer's knowledge, each such quarterly statement presents fairly the financial condition and the results of operations of Borrower and the Properties being reported upon and has been prepared in
accordance   with  generally  accepted  accounting   principles;
provided that, with respect to property-level reports, such quarterly reports shall be prepared using the same accounting method used at closing and Borrower agrees to notify Lender of any material changes in the method used for the preparation of such property-level reports upon the receipt of notice of such change from the Operating Lessee. In addition, such statement shall also be accompanied by a certificate of the chief financial officer of Borrower or the general partner or managing member of Borrower stating that the representations and warranties of Borrower set forth in Section 8.28 are true and correct as of the date of such certificate and that there are no trade payables of Borrower outstanding for more than sixty (60) days.

          (d)  ANNUAL REPORTS.  Within ninety (90) days after the
               --------------
end of each calendar year, Borrower will furnish or direct to be furnished to Lender a complete copy of the annual financial statements of Borrower and REIT audited by a "Big Five" accounting firm or other independent certified public accountant acceptable to Lender in accordance with generally accepted
accounting   principles   (which  audited   Borrower   financial
statements shall contain a supplemental schedule of Operating Lease revenues on a property-by-property basis; provided that such supplemental schedule will not be audited separately). Within ninety (90) days after the end of each calendar year, Borrower shall furnish or cause the Operating Lessees to furnish to Lender detailed property-level operating statements (showing annual activity) stating Operating Revenues, Operating Expenses, Operating Income and net cash flow for each of the Properties.
Such   property-level  annual  financial  statements  shall   be
accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior calendar year and (ii) a certificate executed by the chief financial officer of Borrower or the general partner of Borrower stating that, to the best of such officer's knowledge, each such
annual   financial  statement  presents  fairly  the   financial
condition and the results of operations of the Properties; provided that, with respect to property-level reports, such annual reports shall be prepared using the same accounting method used at closing and Borrower agrees to notify Lender of any material changes in the method used for the preparation of such property-level reports upon the receipt of notice of such change from the Operating Lessee. Annual financial statements of the Borrower and REIT shall be accompanied by an unqualified opinion of a "Big Five" accounting firm or other independent certified public accountant reasonably acceptable to Lender.

          (e)   CERTIFICATION;  SUPPORTING DOCUMENTATION.   Each
                ----------------------------------------
such   financial  statement  shall  be  in  scope   and   detail
satisfactory to Lender and certified by the chief financial representative of Borrower.

          (f)   ADDITIONAL REPORTS.  Borrower shall  deliver  to
                ------------------
Lender as soon as reasonably available but in no event later than thirty (30) days after such items become available to Borrower in final form:

               (i)    copies   of   any  final  engineering   or
          environmental reports, if any, prepared for Borrower or any Operating Lessee with respect to an Individual
          Property;

               (ii) a copy of any notice received from any environmental authority having jurisdiction over an Individual Property with respect to a condition existing or alleged to exist or emanate from or at an Individual Property; and

               (iii)     copies of any financial statements  and
          reports required to be delivered to Borrower by any Operating Lessees pursuant to the Operating Leases.

          SECTION  9.2   ACCOUNTING PRINCIPLES .  All  financial
                         ---------------------
statements shall be prepared in accordance with generally accepted accounting principles in the United States of America as in effect on the date so indicated and consistently applied and the Uniform System of Accounts for Hotels, current edition (or such other accounting basis reasonably acceptable for Lender).

          SECTION 9.3  OTHER INFORMATION; ACCESS.  Borrower shall
                       -------------------------
deliver   to   Lender  such  reasonable  additional  information
regarding Borrower, its subsidiaries, its business, any Borrower Party, and any of the Properties within thirty (30) days after Lender's request therefor. Borrower shall permit Lender to examine such records, books and papers of Borrower which reflect upon its financial condition and the income and expenses of each of the Properties.

          SECTION   9.4   FORMAT OF DELIVERY.   Any   reports,
                          ------------------
statements or other information required to be delivered under this Agreement shall be delivered (a) in paper form, (b) on a diskette, when available, and (c) if requested by Lender and within the capabilities of Borrower's data systems without change or modification thereto, in electronic form and prepared using a Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).


                           ARTICLE 10

                           COVENANTS
                           ---------

          Borrower covenants and agrees with Lender as follows:

          SECTION 10.1  DUE ON SALE AND ENCUMBRANCE; TRANSFERS OF
                        -----------------------------------------
INTERESTS.
---------

          (a) Subject to the provisions of Sections 2.4, 2.5, 2.6, 8.28(d)(iii), 10.1(b) and 10.1(d), without the prior written consent of Lender, neither Borrower nor any other Person having an ownership or beneficial interest in Borrower shall sell, transfer, convey, mortgage, encumber, pledge (including the exercise thereof), or assign any interest in any of the Properties or any part thereof or further encumber, alienate, grant a Lien or grant any other interest in any of the Properties or any part thereof, whether voluntarily or involuntarily, in violation of the covenants and conditions set forth in the Mortgage.

          (b) Notwithstanding anything to the contrary contained in this Agreement, the Mortgages or any other Loan Documents, Lender's consent shall not be required for any of the following sales, transfers, assignments, pledges, conveyances or encumbrances, provided that Lender has received payment in full of all its actual expenses incurred in connection therewith:

                    (i)   with  respect  to the  REIT,  (A)  any
          transfer of all or any portion of any shares of beneficial interests of the REIT for so long as the shares of the REIT continue to be publicly traded on a national stock exchange and (B) the issuance of additional shares of the REIT;

                    (ii)   with   respect   to   the   Operating
          Partnership, (A) any transfer of limited partnership interests in the Operating Partnership and (B) the issuance of additional limited partnership units or other securities, even if such issuance results in a reduction of the partnership interest of the REIT in the Operating Partnership, provided that, after giving
          effect   to  such  transfer  or  series  of  transfers
          described in (A) or (B), the REIT owns more than fifty-one percent (51%) of the partnership interests of the Operating Partnership; or

                    (iii)     a Fundamental Transaction relating
          to the REIT or the Operating Partnership.

          (c) As used herein, the term "Fundamental Transaction" shall mean any acquisition by, merger with or consolidation with or into, or sale of substantially all of its assets to, an entity (the "Successor") in which the following conditions have been satisfied as of the consummation of the transaction:

                    (i)    the   Successor  owns,  directly   or
          indirectly, substantially all the assets which the Operating Partnership owned immediately prior to the effective date of such merger, consolidation or sale;

                    (ii)  the  Successor agrees  in  writing  to
          assume all obligations of the Operating Partnership under the Loan Documents to which the Operating
          Partnership is a party;

                    (iii)      upon  the  consummation  of  such
          transaction, Successor shall either be owned by a Qualified Resultant Owner or the Successor shall be owned by the executive management of the REIT immediately prior to such transfer;

                    (iv)  Lender  shall  have  confirmations  in
          writing from the Rating Agencies to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of any rating then assigned to any Securities in a Securitization;

                    (v)  with respect to any Individual Property
          that is the subject of a Management Agreement, the Manager shall be either the Manager immediately prior to such transfer or a Qualified Manager, and any new Management Agreement shall be reasonably satisfactory to Lender;

                    (vi) with respect to any Individual Property that is the subject of an Operating Lease, the Operating Lessee shall be either the Operating Lessee immediately prior to such transfer or a Qualified Operating Lessee, and any new Operating Lease shall be reasonably satisfactory to Lender;

                    (vii)     Lender shall have received a Legal
          non-consolidation   opinion  of   Borrower's   counsel
          reasonably acceptable to Lender with respect to any Successor;

                    (viii)    The Properties will be owned by one
          or more special purpose bankruptcy remote entities and a non-consolidation opinion acceptable to Lender and the Rating Agencies has been delivered; and

                    (ix) Lender has received no less than forty-five (45) days' prior written notice of such transfer.

          (d)   Lender's consent to the sale or transfer of  all
Properties (and not less than all) to one purchaser will not  be
unreasonably  withheld  after  consideration  of  all   relevant
factors, provided that:

               (i) no Event of Default or event which with the giving of notice or the passage of time would constitute an Event of Default shall have occurred and remain uncured;

               (ii) the  proposed  transferee (the "Transferee")
                    and  each  indemnitor shall be  a  reputable
                    Person of good character, creditworthy, with
                    sufficient  financial worth considering  the
                    obligations   assumed  and  undertaken,   as
                    evidenced by financial statements and other information reasonably requested by Lender;

               (iii)      the  Transferee, each Operating Lessee
                    (if  changed), and any Manager (if  changed)
                    shall  have  sufficient  experience  in  the
                    ownership   and  management  of   properties
                    similar to the Property, and Lender shall be provided with reasonable evidence thereof;

               (iv) if  a Securitization has taken place, Lender
                    shall have confirmations in writing from the
                    Rating  Agencies  to the  effect  that  such
                    transfer   will   not  result   in   a   re-
                    qualification, reduction or withdrawal of any rating then assigned to any Securities issued in connection with such Securitization;

               (v)  Lender    shall   have   received   evidence
                    satisfactory  to it (which shall  include  a
                    legal non-consolidation opinion of Borrower's counsel reasonably acceptable to Lender) that the single purpose nature and bankruptcy remoteness of Borrower (and the Operating
                    Lessee,   if   changed)  its   shareholders,
                    partners, or members, as the case may be, following such transfers are in accordance with the standards of the Rating Agencies;

               (vi) the   Transferee  shall  have  executed  and
                    delivered to Lender an assumption agreement in form and substance acceptable to Lender, evidencing such Transferee's agreement to abide and be bound by the terms of the Note, the Mortgages and the other Loan Documents, together with such indemnifications, legal opinions and title insurance endorsements as may be reasonably requested by Lender, and Lender shall have received subordination agreements in a form acceptable to Lender with respect to any new Operating Lease or Management Agreement; and

               (vii)Lender shall have received an assumption
                    fee equal to one percent (1%) of the then unpaid principal balance of the Note in addition to the payment of all costs and expenses incurred by Lender in connection with such assumption (including reasonable attorney's fees and costs).

          SECTION 10.2  TAXES; UTILITY CHARGES.  Borrower  shall
                        ----------------------
pay before any fine, penalty, interest or cost may be added thereto, and shall not enter into any agreement to defer, any real estate taxes and assessments, franchise taxes and charges, and other governmental charges (the "TAXES") that may become a Lien upon any of the Properties or become payable during the term of the Loan; provided, however; Borrower may contest the validity
             --------  -------
of Taxes so long as (a) Borrower notifies Lender that it intends to contest such Taxes, (b) Borrower provides Lender with an indemnity, bond or other security reasonably satisfactory to Lender assuring the discharge of Borrower's obligations for such
Taxes,  including  interest  and  penalties,  (c)  Borrower   is
diligently contesting the same by appropriate legal proceedings in good faith and at its own expense and concludes such contest prior to the tenth (10th) day preceding the earlier to occur of the Maturity Date or the date on which the Individual Property is scheduled to be sold for non-payment, (d) Borrower promptly upon final determination thereof pay the amount of any such Taxes, together with all costs, interest and penalties which may be payable in connection therewith; and (e) notwithstanding the foregoing, Borrower shall immediately upon request of Lender pay any such Taxes notwithstanding such contest if, in the opinion of Lender, any Individual Property or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, cancelled or lost. Lender may pay over any cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established. Borrower's compliance with Section 5.4 of this Agreement relating to impounds for Taxes shall, with respect to payment of such Taxes, be deemed compliance with this
Section 10.2. Borrower shall not suffer or permit the joint assessment of any of the Properties with any other real property constituting a separate tax lot or with any other real or personal property. Borrower shall promptly pay for all utility services provided to each of the Properties.

          SECTION 10.3  OPERATING LEASE.  Borrower shall hold and
                        ---------------
maintain, or shall cause Operating Lessees to hold and maintain, all necessary licenses, certifications and permits required by
law.   Borrower  shall  fully  perform  all  of  its  covenants,
agreements and obligations under the Operating Leases.

          SECTION   10.4   OPERATION;  MAINTENANCE;  INSPECTION.
                           ------------------------------------
Borrower shall observe and comply, or, pursuant to the Operating Leases, cause Operating Lessees to observe and comply, in all material respects, with the legal requirements applicable to the ownership, use and operation of each of the Properties. Borrower shall maintain or, pursuant to the Operating Leases, cause Operating Lessees to maintain, each of the Properties in good condition and repair any damage or casualty within a reasonable
period  of time after such damage or casualty occurs.   Borrower
shall   permit  Lender  and  its  agents,  representatives   and
employees, during normal business hours, upon reasonable prior notice to Borrower, to inspect any of the Properties and conduct such environmental and engineering studies as Lender may require, provided such inspections and studies do not materially interfere with the use and operation of the Properties.

          SECTION  10.5  TAXES ON SECURITY.  Borrower shall  pay
                         -----------------
all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Note or the liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Lender. If there shall be enacted any law (a) deducting the Loan from the value of any of the Properties for the purpose of taxation, (b) affecting any Lien on the Properties, or (c) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrower shall pay to Lender within three (3) Business Days all taxes, costs and charges for which Lender is or may be liable as a result thereof; however, if such payment would be prohibited by law or would render the Loan usurious, then instead of collecting such payment, Lender may declare all amounts owing under the Loan Documents to be immediately due and payable, including, in addition, a payment by Borrower of an amount equal to the Yield Maintenance Premium that would be required if a Defeasance Event had occurred.

          SECTION  10.6  LEGAL EXISTENCE; NAME, ETC..   Borrower
                         ---------------------------
and each SPC Party shall preserve and keep in full force and effect its entity status, franchises, rights and privileges under the laws of the state of its formation, and all qualifications, licenses and permits applicable to the ownership, use and operation of the Properties. Neither Borrower nor any general partner or managing member of Borrower shall wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, Lease, or otherwise dispose of all or substantially all of its assets, or acquire all or substantially all of the assets of the business of any Person, or permit any subsidiary or Affiliate of Borrower to do so. Borrower shall not change its name, identity, or organizational structure, or the location of its chief executive office or principal place of business unless Borrower (a) shall have obtained the prior written consent of Lender to such change, which consent (except with respect to a proposed change of Borrower's organizational structure) shall not be unreasonably withheld, delayed or conditioned, and (b) shall have taken all actions necessary or requested by Lender to file or amend any
financing   statement  or  continuation  statement   to   assure
perfection and continuation of perfection of security interests under the Loan Documents.

          SECTION  10.7   FURTHER ASSURANCES.   Borrower  shall
                          ------------------
promptly (a) cure any defects in the execution and delivery of the Loan Documents, and (b) execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments as Lender may reasonably request to further evidence and more fully describe the collateral for the Loan, to correct any omissions in the Loan Documents, to perfect, protect or preserve any liens created under any of the Loan Documents, or to make any recordings, file any notices, or obtain any consents, as
may   be  necessary  or  appropriate  in  connection  therewith.
Borrower grants Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting, in a reasonable manner, any and all rights and remedies available to Lender under the Loan Documents, at law and in equity, pursuant to this Section 10.7, if Borrower shall fail to do so within ten
(10) days after written request by Lender.

          SECTION 10.8  ESTOPPEL CERTIFICATES.  Borrower, within
                        ---------------------
ten (10) Business Days after request, shall furnish to Lender a written statement, duly acknowledged, setting forth the amount due on the Loan, the terms of payment of the Loan, the date to which interest has been paid, whether any offsets or defenses exist against the Loan and, if any are alleged to exist, the nature thereof in detail, and such other matters as Lender reasonably may request.

          SECTION 10.9  NOTICE OF CERTAIN EVENTS.  Borrower shall
                        ------------------------
promptly notify Lender of (a) any Potential Default or Event of Default, together with a detailed statement of the steps being taken to cure such Potential Default or Event of Default; (b) any notice of default received by Borrower under other obligations relating to any of the Properties or otherwise material to Borrower's business; and (c) any threatened or pending legal, judicial or regulatory proceedings, including any dispute between Borrower and any governmental authority, affecting Borrower or any of the Properties.

          SECTION   10.10 INDEMNIFICATION.   Borrower   shall
                          ---------------
protect,  defend,  indemnify  and save  harmless  (collectively,
"INDEMNIFY")  Lender  its  shareholders,  directors,   officers,
employees   and   agents  from  and  against  all   liabilities,
obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorneys' fees and expenses) (collectively, the "CLAIMS"), imposed upon or incurred by or asserted against Lender by reason of (a) ownership of the Mortgages, the Properties or any interest therein or receipt  of any rents; (b) any accident, injury to or  death  of persons or loss of or damage to property occurring in, on or about any of the Properties or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about any of the Properties or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) performance of any labor or services or the furnishing of any materials or other property in respect of any of the Properties or any part thereof; and (e) the failure of any Person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Agreement, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Agreement is made; provided that, notwithstanding the foregoing, Borrower shall not be required to Indemnify Lender to the extent that such Claims are caused by Lender's gross negligence or willful
misconduct.   Any  amounts payable to Lender by  reason  of  the
application of this section shall become due and payable within three (3) Business Days after Borrower receives written notice that such amounts are due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.

          SECTION   10.11   PAYMENT FOR LABOR AND MATERIALS.
                            -------------------------------
Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with any Individual Property and never permit to exist beyond the due date thereof in respect of any Individual Property or any part thereof any lien or security interest, even though inferior to the liens and the security interest hereof, and in any event never permit to be created or exist in respect of any Individual Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Encumbrances.

          SECTION  10.12   ALTERATIONS.  Borrower  shall  obtain
                           -----------
Lender's prior written consent, which consent shall not be unreasonably conditioned, withheld or delayed to any alterations to any Improvements on any Individual Property that may alter the purposes or significantly detract from the value or significantly
impair   the  revenue-producing  capability  of  the  Individual
Property or adversely affect the ability of Borrower to comply with the provisions hereof or have a material adverse effect on Borrower's financial condition, the use, operation or value of any Individual Property or the Net Operating Income with respect to the Individual Property, other than (a) tenant improvement work performed pursuant to the terms of any Lease executed on or before the date hereof, (b) tenant improvement work performed pursuant to the terms and provisions of a Lease and not adversely affecting any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements, or (c) alterations performed in connection with the restoration of the Individual Property after the occurrence of a casualty in
accordance with the terms and provisions of this Agreement.   If
the total unpaid amounts due and payable with respect to alterations to the Improvements at one Individual Property (other than such amounts to be paid or reimbursed by tenants under the Leases) shall at any time exceed five percent (5%) of the Release Amount for such Individual Property (the "THRESHOLD AMOUNT"), Borrower shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower's obligations under the Loan Documents any of the following: (1) cash, (2) U.S. Obligations, (3) other securities having a rating acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization, or (4) a completion bond or irrevocable letter of credit (payable on sight draft only) issued by a financial institution having a rating by Standard & Poor's Ratings Group of not less than A-1+ if the term of such bond or letter of credit is no longer than three (3) months or, if such term is in excess of three (3) months, issued by a financial institution having a rating that is acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization. Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to alterations to the Improvements on the applicable Individual Property (other than such amounts to be paid or reimbursed by tenants under the Leases) over the Threshold Amount and may be reduced from time to time by the cost estimated by Lender to terminate any of the alterations and
restore  the  applicable  Individual  Property  to  the   extent
necessary to prevent any material adverse effect on the use, operation or value of the applicable Individual Property or the Net Operating Income with respect to the Individual Property.

          SECTION 10.13  HANDICAPPED ACCESS.
                         ------------------

          (a) Borrower agrees that the Properties shall, in all material respects, comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and
ordinances   related  to  handicapped  access  and  all   rules,
regulations,  and  orders  issued  pursuant  thereto  including,
without   limitation,  the  Americans  with   Disabilities   Act
Accessibility   Guidelines   for   Buildings   and    Facilities
(collectively, "ACCESS LAWS").

          (b) Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

          SECTION   10.14   CERTAIN HOTEL/FRANCHISE COVENANTS.
                            ---------------------------------
Borrower further covenants and agrees with Lender as follows:

          (a)    Subject to the provisions of Sections 11.12 and
11.13 hereof, Borrower shall cause the hotel located on the Individual Property to be operated pursuant to each applicable Operating Lease, Franchise Agreement and Management Agreement.

          (b)  Borrower shall:

                    (i)   to  the extent that Borrower  has  the
          right or ability to do so pursuant to any document or other agreement, not permit the termination, extension or modification or entering into of any Franchise Agreement, Operating Lease or Management Agreement without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed;

                    (ii) notify Lender of any default under  any
          Franchise  Agreement, Operating  Lease  or  Management
          Agreement of which it is aware within three (3) Business Days after receiving notice of such default;

                    (iii)      deliver to Lender a copy of  each
          financial    statement,   business    plan,    capital
          expenditures plan, notice, report and estimate received by it under any Franchise Agreement, Operating Lease or Management Agreement within three (3) Business Days after receiving such items; and

                    (iv)  to  the extent that Borrower  has  the
          right or ability to do so pursuant to any document or other agreement, enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by the Franchisor under each Franchise Agreement, the Operating Lessee under each Operating Lease and the Manager under each Management Agreement within three (3) Business Days after becoming aware of a violation of such covenants or agreements.

          (c) Borrower shall not, without Lender's prior consent, which consent shall not be unreasonably withheld,
conditioned  or  delayed,  enter  into  transactions  with   any
Affiliate, including without limitation any arrangement providing for the leasing or managing of the hotel on any Individual Property, the rendering or receipt of services or the purchase or sale of inventory, except any such transaction in the ordinary course of business of Borrower if the monetary or business
consideration  arising  therefrom  would  be  substantially   as
advantageous   to   Borrower  as  the   monetary   or   business
consideration that would obtain in a comparable transaction with a person not an Affiliate of Borrower.


                           ARTICLE 11

                        EVENTS OF DEFAULT
                        -----------------

          Each of the following shall constitute a default (each, an "EVENT OF DEFAULT") under the Loan:

          SECTION 11.1  PAYMENTS.  Borrower's failure to pay any
                        --------
regularly scheduled installment of principal, interest or other amount due under the Loan Documents within five (5) days of (and including) the day it is due, or Borrower's failure to pay the Loan at the Maturity Date, whether by acceleration or otherwise.

          SECTION   11.2   INSURANCE.   Borrower's  failure   to
                           ---------
maintain insurance as required under Section 5.1 of this Agreement, provided that Borrower's failure to maintain such insurance is not solely the result of Lender's failure to make funds available from the Tax Insurance Escrow Fund to pay insurance premiums as may be required pursuant to Section 5.4.

          SECTION  11.3   SINGLE PURPOSE ENTITY.   If  Borrower
                          ---------------------
breaches any of its covenants contained in Section 8.28 hereof; provided, however, that in the event of a breach of Section 8.28, such breach shall not constitute an Event of Default in the event that (i) such breach is immaterial and (ii) within thirty (30) days of the request of Lender, Borrower delivers to Lender an opinion of counsel, or a modification of the Insolvency Opinion, to the effect that such breach shall not in any way impair, negate or amend the opinions rendered in such Insolvency Opinion, which opinion or modification and any counsel delivering such opinion or modification shall be acceptable to Lender is its reasonable discretion.

          SECTION  11.4   INSOLVENCY OPINION.   If  any  of  the
                          ------------------
assumptions contained in the insolvency opinion, or in any other "non-consolidation" opinion delivered to Lender in connection with the Loan, or in any other "non-consolidation" opinion delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect.

          SECTION 11.5  TAXES  If any of the Taxes are not  paid
                        -----
when the same are due and payable; provided, however, that Borrower's compliance with the provisions of Section 5.4 hereof relating to impounds for Taxes shall, with respect to payment of such Taxes, be deemed compliance with this Section 11.5.

          SECTION  11.6   SALE,  ENCUMBRANCE,  ETC.  The   sale,
                          ------------------------
transfer, conveyance, pledge, mortgage or assignment of any part or all of an Individual Property, or any interest therein, or of any interest in Borrower, in violation of this Agreement or the Mortgage.

          SECTION  11.7   REPRESENTATIONS AND WARRANTIES.   Any
                          ------------------------------
representation or warranty made in any Loan Document proves to be untrue in any material respect when made or deemed made; provided, however, that any such untrue representation or warranty shall not constitute an Event of Default in the event that such untrue representation or warranty (i) is not material,
(ii) is susceptible of cure and (iii) is cured by Borrower within thirty (30) days following written notice from Lender to Borrower setting forth such untrue representation or warranty.

          SECTION  11.8  OTHER ENCUMBRANCES.  Any default  while
                         ------------------
continuing under any document or instrument, other than the Loan Documents, evidencing or creating a Lien on an Individual Property or any part thereof to the extent such default extends beyond any applicable cure period set forth in such document or instrument.

          SECTION   11.9    INVOLUNTARY BANKRUPTCY OR OTHER
                            -------------------------------
PROCEEDING.   Commencement  of  an  involuntary  case  or  other
----------
proceeding against Borrower or any Borrower Party (each, a "Bankruptcy Party") which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Federal Bankruptcy Code.

          SECTION 11.10  VOLUNTARY PETITIONS, ETC.  Commencement
                         ------------------------
by a Bankruptcy Party of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts or other liabilities under any bankruptcy, insolvency or other similar law or seeking the appointment of a
trustee,  receiver,  liquidator,  custodian  or  other   similar
official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing.

          SECTION  11.11   COVENANTS.   Borrower's  failure   to
                           ---------
perform or observe any of its agreements and covenants contained in this Agreement or in any of the other Loan Documents and not specified above in Sections 11.1 to 11.10 or below in Sections
11.12 to 11.13, and the continuance of such failure for (i)  ten
(10) days after notice by Lender to Borrower if such failure involves the failure to make payments on a monetary obligation or
(ii) thirty (30) days after notice by Lender to Borrower if such failure does not involve a failure to make payments on a monetary obligation; however, subject to any shorter period for curing any failure by Borrower as specified in any of the other Loan Documents, Borrower shall have an additional sixty (60) days to cure such failure if (a) such failure does not involve the failure to make payments on a monetary obligation; (b) such failure cannot reasonably be cured within thirty (30) days; and
(c) Borrower is diligently undertaking to cure such default.

          SECTION  11.12  OPERATING LEASES.  (a) If there  is  a
                          ----------------
material default by Borrower under an Operating Lease beyond any applicable notice and cure period which default, alone or together with any other such defaults, has a material adverse affect on the Properties as security for the Loan; provided that a default alleged by an Operating Lessee shall not constitute an Event of Default if Borrower is diligently and in good faith contesting such alleged default based upon a good faith, bona-fide dispute with respect thereto, pursuant to legal action or arbitration permitted under such Operating Lease or agreed to by such Operating Lessee; or (b) if an Operating Lease is amended, modified or terminated in violation of Section 8.30(b) hereof.

          SECTION  11.13   FRANCHISE AGREEMENTS AND MANAGEMENT
                           -----------------------------------
AGREEMENTS.  (a) If there is (A) a material default by Borrower
----------
of any material provision of a Franchise Agreement or a Management Agreement which, pursuant to the terms of the applicable Operating Lease, is an obligation of Borrower or (B) a material default by an Operating Lessee under a Franchise Agreement or a Management Agreement (i) which is not cured by Borrower or (ii) which Borrower is not enforcing its rights under the applicable Operating Lease with respect to, in a prudent
business  manner  pursuant  to  Borrower's  reasonable   prudent
business judgment, and which event under (i) or (ii) alone or together with other such defaults has a material adverse affect on the Properties as security for the Loan; or (b) if a Franchise Agreement or a Management Agreement is amended, modified, terminated or entered into in violation of Sections 8.30(a) or
8.29 hereof, respectively.


                           ARTICLE 12

                            REMEDIES
                            --------

          SECTION 12.1  REMEDIES - INSOLVENCY EVENTS.  Upon  the
                        ----------------------------
occurrence of any Event of Default described in Section 11.9 or 11.10, all amounts due under the Loan Documents immediately shall become due and payable, all without written notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower.

          SECTION 12.2  REMEDIES - OTHER EVENTS.
                        -----------------------

          (a) Except as set forth in Section 12.1 above, while any Event of Default exists and is continuing, Lender may (i) declare the entire Loan to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrower, and (ii) exercise all rights and remedies therefor under the Loan Documents and at law or in equity.

          (b) During the continuation of an Event of Default, with respect to Borrower and the Properties, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to any Individual Property for the satisfaction of any of the Debt in preference or priority to any other Individual Property, and Lender may seek satisfaction out of all of the Properties or any part thereof, in its absolute discretion in respect of the Debt. In addition, during the continuation of an Event of Default, Lender shall have the right from time to time to partially foreclose the Mortgages in any manner and for any amounts secured by the Mortgages then due and payable as determined by Lender in its sole discretion including,
without  limitation, the following circumstances:   (i)  in  the
event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Mortgages to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose one or more of the Mortgages to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by one or more of the Mortgages as Lender may elect. Notwithstanding one or more partial foreclosures, the Properties shall remain subject to the Mortgages to secure payment of sums secured by the Mortgages and not previously recovered.

          (c) During the continuation of an Event of Default or with the prior written consent of Borrower, Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the "SEVERED LOAN DOCUMENTS") in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the
preceding   sentence,  all  in  form  and  substance  reasonably
satisfactory   to  Lender.   Borrower  hereby   absolutely   and
irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under such power until ten (10) days after notice has been given to Borrower by Lender of Lender's intent to exercise its rights under such
power.   Except  as  may  be  required  in  connection  with   a
securitization pursuant to Section 14.1 hereof, (i) Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents, and (ii) the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

          SECTION   12.3    LENDER'S RIGHT TO PERFORM THE
                            -----------------------------
OBLIGATIONS.  If Borrower shall fail, refuse or neglect to  make
-----------
any payment or perform any act required from Borrower by the Loan Documents, then while any Event of Default exists and is continuing, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse Lender may have because of such Event of Default, Lender may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower, and shall have the right to enter upon the applicable Individual Property for such purpose and to take all such action thereon and with respect to the applicable Individual Property as it may deem necessary or
appropriate.   If  Lender shall elect to pay any  sum  due  with
reference to the applicable Individual Property, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof
without   inquiring  into  the  accuracy  or  validity  thereof.
Similarly, in making any payments to protect the security intended to be created by the Loan Documents, during the continuation of an Event of Default, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Borrower shall indemnify Lender for all losses, expenses, damages, claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of any acts
performed  by  Lender  pursuant  to  the  provisions   of   this
Section  12.3.   All  sums  paid  by  Lender  pursuant  to  this
Section 12.3, and all other sums expended by Lender to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions to the Loan, shall be secured by the Loan Documents and shall be paid by Borrower to Lender upon demand.

          SECTION  12.4  CROSS-DEFAULT; CROSS-COLLATERALIZATION;
                         --------------------------------------
WAIVER OF MARSHALLING OF ASSETS.
-------------------------------

          (a) Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Properties and in reliance upon the aggregate of the Properties taken together being of greater value as collateral security than the sum of the Properties taken separately. Borrower agrees that the Mortgages are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Mortgages shall constitute an Event of Default under each of the other Mortgages which secure the Note; (ii) an Event of Default under the Note or this Loan Agreement shall constitute an Event of Default under each Mortgage; and (iii) each Mortgage shall constitute security for the Note as if a single blanket lien were placed on all of the Properties as security for the Note.

          (b) To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Mortgages, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Properties for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Properties in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Mortgages, any equitable right otherwise available to Borrower which would require the separate sale of the Properties or require Lender to exhaust its remedies against any Individual Property or any combination of the Properties before proceeding against any other Individual Property or combination of Properties; and further in the event of such foreclosure Borrower does hereby expressly consents to and authorizes, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Properties.


                           ARTICLE 13

                    LIMITATIONS ON LIABILITY
                    ------------------------

          SECTION  13.1   LIMITATION ON LIABILITY.   Except  as
                          -----------------------
provided  below,  Borrower shall not be  personally  liable  for
amounts  due  under  the  Loan  Documents.   Borrower  shall  be
personally liable to Lender for any deficiency, loss or damage suffered by Lender because of: (a) Borrower's commission of a criminal act, (b) the misapplication by Borrower or any Borrower Party, during the continuation of an Event of Default, of any funds derived from an Individual Property, including security deposits, insurance proceeds and condemnation awards; (c) the fraud or material misrepresentation by Borrower or any Borrower Party now or hereafter made in or in connection with the Loan Documents or the Loan including any statements or certificates delivered under the Loan Documents; (d) Borrower's collection of rents more than one month in advance or entering into or modifying Leases, or receipt of monies by Borrower or any Borrower Party in connection with the modification of any Leases, in violation of this Agreement or any of the other Loan
Documents;   (e)  during  the  continuation  of  an   Event   of
Default, Borrower's failure to apply proceeds of rents or any other payments in respect of the Leases and other income of an Individual Property or any other collateral to the costs of maintenance and operation of an Individual Property and to the payment of taxes, lien claims, insurance premiums, Debt Service and other amounts due under the Loan Documents; (f) Borrower's
interference  with  Lender's  exercise  of  rights   under   the
Assignment  of  Leases  and Rents; (g)   Borrower's  failure  to
maintain insurance as required by this Agreement; (h) physical waste to an Individual Property caused by the negligence or willful  misconduct  of  Borrower,  its  agents,  employees,  or
contractors;   (i)  Borrower's  obligations  with   respect   to
environmental matters under Article 6, within five (5) days following demand by Lender, hereof and the Hazardous Materials Indemnity Agreement; (j) Borrower's failure to pay for any loss, liability or expense (including attorneys' fees) incurred by Lender arising out of any claim or allegation made by Borrower, its successors or assigns, or any creditor of Borrower, that this Agreement or the transactions contemplated by the Loan Documents establishes a joint venture, partnership or other similar arrangement between Borrower and Lender; (k) any brokerage commission or finder's fees claimed in connection with the transactions contemplated by the Loan Documents or (l) Borrower's indemnification of Lender set forth in Section 14.2 hereafter.

          Notwithstanding anything to the contrary in this Agreement, the Note or any of the Loan Documents, (i) Lender shall not be deemed to have waived any right which Lender may
have   under  Section  506(a),  506(b),  1111(b)  or  any  other
provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgages or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (ii) the Debt shall be fully recourse to Borrower in the event that:
(A) there is a default under Section 11.10 hereof; (B) subject to
Section 8.28(d)(iii), Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering any Individual Property; or (C) Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of any Individual Property or any interest therein as required by the Loan Documents.

          SECTION  13.2   LIMITATION ON LIABILITY OF LENDER'S
                          -----------------------------------
OFFICERS, EMPLOYEES, ETC.  Any obligation or liability whatsoever
------------------------
of Lender which may arise at any time under this Agreement or any other Loan Document shall be satisfied, if at all, out of Lender's interest in the Properties only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of Lender's shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.


                           ARTICLE 14

                         SECURITIZATION

          SECTION 14.1  SECURITIZATION.
                        --------------

          At the request of the holder of the Note and, to the extent not already required to be provided by Borrower under this Agreement, Borrower shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of all or a portion of the Note, the participation therein or one or more
successful   securitizations  of  rated  single  or  multi-class
securities (the "SECURITIES") secured by or evidencing ownership
interests  in  the  Note and the Mortgages   (such  sale  and/or
securitization,   the  "SECURITIZATION"),   including,   without
limitation, to:

          (a) (i) provide such financial and other information with respect to the Properties, Borrower, REIT, Operating
Partnership, each Operating Lessee and any Manager,

               (ii) provide budgets relating to the Properties, and

               (iii) to perform or permit or cause to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Properties, as may be reasonably requested by the holder of the Note or the Rating Agencies or as
may   be  necessary  or  appropriate  in  connection  with   the
Securitization (the "Securitization Information"), together, if customary, with appropriate verification and/or consents of the
Securitization  Information  through  letters  of  auditors   or
opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

          (b) cause counsel to render opinions, which may be relied upon by the holder of the Note, the Rating Agencies and their respective counsel, agents and representatives, as to non-consolidation, fraudulent conveyance, and true sale or any other opinion customary in securitization transactions with respect to the Properties and Borrower and its Affiliates, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies;

          (c)  make such representations and warranties as of the
closing  date  of  the  Securitization  with  respect   to   the
Properties, Borrower, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents; and

          (d) execute such amendments to the Loan Documents and organizational documents, enter into a lockbox or similar arrangement with respect to the Rents and establish and fund such reserve funds (including, without limitation, reserve funds for
deferred  maintenance  and  capital  improvements)  as  may   be
requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, or (ii) modify or amend any other material economic term of the Loan.

          All reasonable third party costs and expenses incurred by Lender in connection with Borrower's complying with requests made under this Section 14.1 shall be paid by Borrower.

          SECTION 14.2  SECURITIZATION INDEMNIFICATION.
                        ------------------------------

          (a) Borrower understands that certain of the Securitization Information and the financial reports relating to the Properties may be included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus, prospectus supplement or private placement memorandum (each, an "OFFERING DOCUMENT") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Offering Document is required to be revised prior to the sale of all Securities, Borrower will cooperate with the holder of the Note in updating the Offering Document by providing all current information necessary to keep the Offering Document accurate and complete in all material respects.

          (b) Borrower agrees to provide in connection with each of (i) a preliminary and a private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, an indemnification certificate (A) certifying that Borrower has carefully examined such memorandum or prospectus, as applicable, and the sections and exhibits therein that describe the Properties, the Loan, the Borrower and the Manager and such
sections   and  exhibits  (and  any  other  sections  reasonably
requested), to the best of Borrower's knowledge, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B) indemnifying Lender (and for purposes of this
Section  14.2, Lender hereunder shall include its  officers  and
directors),  any  Person  that  has  filed  or  may   file   the
registration   statement  relating  to  a  Securitization   (the
"REGISTRATION STATEMENT"), each of its directors, each of its officers who have signed the Registration Statement and each person or entity who controls such Person within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and Lender, each of its directors and each person who controls Lender within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "UNDERWRITER GROUP") for any losses, claims, damages or
liabilities  (the  "LIABILITIES")  to  which  Lender,   or   the
Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such sections or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections or necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading and (C) agreeing to reimburse Lender and the Underwriter Group for any legal or other expenses reasonably incurred by Lender in connection with investigating or defending the Liabilities; provided, however, that Borrower will
                           --------  -------
be liable in any such case under clauses (A), (B) or (C) above only to the extent that any such loss claim, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower in connection with the preparation of the memorandum or prospectus or in connection with the underwriting of the debt, including, without limitation, financial statements of Borrower, operating statements, rent rolls, environmental site assessment reports and property condition reports with respect to the Properties. This indemnity agreement will be in addition to any liability which Borrower may otherwise have.

          (c) In connection with filings under the Exchange Act, Borrower agrees to indemnify (i) Lender, and the Underwriter Group for Liabilities to which Lender, or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Securitization Information or financial reports relating to the Properties a material fact required to be stated in the Securitization Information or financial reports relating to the Properties in order to make the statements in the Securitization Information or financial reports relating to the Properties, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender or the Underwriter Group for any legal or other expenses reasonably incurred by Lender or the Underwriter Group in connection with defending or investigating the Liabilities; provided, however, Borrower shall not be required to indemnify Lender of the Underwriting Group in connection with any Liability arising from the gross negligence or willful misconduct of Lender or the Underwriting Group.

          (d) Promptly after receipt by an indemnified party under this Section 14.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section  14.2, notify the indemnifying party in writing  of  the
commencement  thereof,  but  the  omission  to  so  notify   the
indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with
counsel  satisfactory to such indemnified party.   After  notice
from the indemnifying party to such indemnified party under this
Section 14.2 the indemnifying party shall be responsible for any reasonable legal or other reasonable expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided,
                                                       --------
however, that Borrower shall not be required to indemnify Lender
-------
or the Underwriting Group in connection with any Liability arising from the gross negligence or willful misconduct of Lender or the Underwriting Group; provided, further, that if the
                              --------   -------
defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party to parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party.

          (e) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 14.2(b) or (c) is for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect
thereof)   referred   to  therein  which  would   otherwise   be
indemnifiable under Section 14.2(b) or (c), the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however,
                                             --------   -------
that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the
following   factors  shall  be  considered:  (i)  Lender's   and
Borrower's   relative  knowledge  and  access   to   information
concerning the matter with respect to which claim was  asserted;
(ii)  the  opportunity to correct and prevent any  statement  or
omission;   and   (iii)   any  other  equitable   considerations
appropriate  in  the circumstances.  Lender and Borrower  hereby agree  that  it  would not be equitable if the  amount  of  such
contribution  were  determined  by  pro  rata  or   per   capita
allocation.

          (f) The liabilities and obligations of both Borrower and Lender under this Section 14.2 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt.

          SECTION 14.3  SERVICER.  At the option of Lender,  the
                        --------
Loan may be serviced by a Servicer/Trustee ("SERVICER") selected by Lender. Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement
("SERVICING AGREEMENT") between Lender and Servicer.   Borrower
shall have no obligation to pay any servicing fees to Servicer pursuant to the Servicing Agreement.


                           ARTICLE 15

                          MISCELLANEOUS
                          -------------

          SECTION   15.1   NOTICES.   Any  notice  required   or
                           -------
permitted to be given under this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 15.1). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

          If to Borrower:        Winston Hotels, Inc.
                         2209 Century Drive
                         Suite 300
                         Raleigh, North Carolina 27612
                         Attention:                    Joseph V.
                         Green
                         Telecopy:                     (919) 510-
                         6016

          With copies to:        Winston Hotels, Inc.
                         c/o Brown & Bunch
                         4900 Falls of Neuse Road
                         Raleigh, North Carolina 27609
                         Attention:                    William W.
                         Bunch, III, Esq.
                         Telecopy:                     (919) 878-
                         8062

          and

                         Hunton & Williams
                         1900 K Street, N.W.
                         Suite 1200
                         Washington, D.C. 20006-1109
                         Attention:                    Thomas F.
                         Kaufman, Esq.
                         Telecopy:                     (202) 778-
                         2210

          If to Lender:  General Electric Capital Corporation

                         209 West Jackson, 2nd Floor
                         Chicago, Illinois  60606
                         Attention:                    Nancy G.
                         Tramulota, Operating Agent
                         Telecopy:                     (203) 316-
                         7410

          with a copy to:        General Electric Capital
                         Corporation
                         292 Long Ridge Road
                         Stamford, Connecticut 06927
                         Attention:     Paul Mundinger, Esq.
                         Telecopy:                     (203) 357-
                         6364

Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first Business Day after deposit with an overnight air courier service, or (c) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Borrower, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

          SECTION 15.2  AMENDMENTS AND WAIVERS.  No amendment or
                        ----------------------
waiver of any provision of the Loan Documents shall be effective
unless  in  writing  and  signed  by  the  party  against   whom
enforcement is sought.

          SECTION  15.3   LIMITATION ON INTEREST.   It  is  the
                          ----------------------
intention of the parties hereto to conform strictly to applicable
usury  laws.   Accordingly, all agreements between Borrower  and
Lender with respect to the Loan are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Lender or charged by Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loan would be usurious under applicable law (including the laws of the state where each Individual Property is located and the laws of the United States of America), then, notwithstanding anything to the contrary in the Loan Documents: (a) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Note by the holder thereof; and (b) if maturity is accelerated by reason of an election by Lender, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed
by  applicable  law.   In such case, excess  interest,  if  any,
provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the
term  hereof.   If such amortization, proration, allocation  and
spreading is not permitted under applicable law, then such excess interest shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be
credited  on  the  Note.   The  terms  and  provisions  of  this
Section 15.3 shall control and supersede every other provision of the Loan Documents. The Loan Documents are contracts made under and shall be construed in accordance with and governed by the laws of the State of New York, except that if at any time the laws of the United States of America permit Lender to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State of New York (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which Lender may contract for, take, reserve, charge or receive under the Loan Documents.

          SECTION 15.4  INVALID PROVISIONS.  If any provision of
                        ------------------
any   Loan   Document  is  held  to  be  illegal,   invalid   or
unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

          SECTION  15.5   REIMBURSEMENT OF EXPENSES.   Borrower
                          -------------------------
shall pay all expenses incurred by Lender in connection with the
Loan,   including  fees  and  expenses  of  Lender's  attorneys,
environmental, engineering and other consultants, and fees, charges or taxes for the recording or filing of Loan Documents. Borrower shall pay all reasonable, third-party expenses of Lender in connection with the administration of the Loan, including settlement of condemnation and casualty awards, and premiums for title insurance and endorsements thereto. Borrower shall, within three (3) Business Days after Lender's demand therefor, reimburse Lender for all amounts expended, advanced or incurred by Lender to enforce the rights of Lender under this Agreement or any other Loan Document, or to defend or assert the rights and claims of Lender under the Loan Documents or with respect to any Individual Property (by litigation or other proceedings), which amounts will include all court costs, attorneys' fees and expenses, fees of auditors and accountants, and investigation expenses as may be reasonably incurred by Lender in connection with any such matters (whether or not litigation is instituted), together with interest at the Default Rate on each such amount from the date of disbursement until the date of reimbursement to Lender, all of which shall constitute part of the Loan and shall be secured by the Loan Documents. Borrower shall not be responsible for the monthly servicing fee payable to the Servicer.

          SECTION  15.6   APPROVALS; THIRD PARTIES; CONDITIONS.
                          ------------------------------------
All approval rights retained or exercised by Lender with respect to Leases, contracts, plans, studies and other matters are solely to facilitate Lender's credit underwriting, and shall not be deemed or construed as a determination that Lender has passed on the adequacy thereof for any other purpose and may not be relied upon by Borrower or any other Person. This Agreement is for the sole and exclusive use of Lender and Borrower and may not be enforced, nor relied upon, by any Person other than Lender and Borrower. All conditions of the obligations of Lender hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Lender, its successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all of such conditions, and no other
Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time in Lender's sole discretion.

          SECTION  15.7   LENDER NOT IN CONTROL; NO PARTNERSHIP.
                          -------------------------------------
None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs or management of
Borrower,  the  power of Lender being limited to the  rights  to
exercise  the  remedies referred to in the Loan Documents.   The
relationship between Borrower and Lender is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income between Lender and Borrower or to create an equity in the Individual Property in Lender. Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other person with respect to the Individual Property or the Loan, except as expressly provided in the Loan Documents; and notwithstanding any other provision of
the  Loan  Documents:   (a) Lender is  not,  and  shall  not  be
construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its stockholders, members, or partners and Lender does not intend to ever assume such status; (b) Lender shall in no event be liable for any debts, expenses or losses incurred or sustained by Borrower; and (c) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its stockholders, members, or partners. Lender and Borrower disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income between Lender and Borrower, or to create an equity in the Individual Property in Lender, or any sharing of liabilities, losses, costs or expenses.

          SECTION  15.8  TIME OF THE ESSENCE.  Time  is  of  the
                         -------------------
essence with respect to this Agreement and all of the other Loan
Documents.

          SECTION  15.9  SUCCESSORS AND ASSIGNS.  This Agreement
                         ----------------------
shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns of Lender and Borrower, provided that, except as otherwise specifically provided in Section 10.1(b), neither Borrower nor any other Borrower Party shall, without the prior written consent of Lender, assign any rights, duties or obligations hereunder.

          SECTION  15.10   RENEWAL, EXTENSION OR REARRANGEMENT.
                           -----------------------------------
All provisions of the Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loan.

          SECTION 15.11  WAIVERS.  No course of dealing  on  the
                         -------
part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under any of the Loan Documents, shall operate as a waiver thereof.

          SECTION  15.12  CUMULATIVE RIGHTS; JOINT AND SEVERAL
                          ------------------------------------
LIABILITY.   Rights  and  remedies  of  Lender  under  the  Loan
---------
Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy. If more than one person or entity has executed this Agreement as "Borrower," the obligations of all such persons or entities hereunder shall be joint and several.

          SECTION 15.13  SINGULAR AND PLURAL.  Words used in this
                         -------------------
Agreement and the other Loan Documents in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement and the other Loan Documents shall apply to such words when used in the plural where the context so permits and vice versa.

          SECTION  15.14  PHRASES.  When used in this  Agreement
                          -------
and the other Loan Documents, the phrase "including" shall mean "including, but not limited to," the phrase "satisfactory to Lender" shall mean "in form and substance satisfactory to Lender in all respects," the phrase "with Lender's consent" or "with Lender's approval" shall mean such consent or approval at Lender's discretion, and the phrase "acceptable to Lender" shall mean "acceptable to Lender at Lender's sole discretion."

          SECTION  15.15  EXHIBITS AND SCHEDULES.  The  exhibits
                          ----------------------
and schedules attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein.

          SECTION  15.16  TITLES OF ARTICLES, SECTIONS AND
                          --------------------------------
SUBSECTIONS.   All  titles or headings  to  articles,  sections,
-----------
subsections or other divisions of this Agreement and the other Loan Documents or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

          SECTION  15.17   PROMOTIONAL MATERIAL.   Borrower  and
                           --------------------
Lender  may  issue  press  releases,  advertisements  and  other
promotional  materials  in  connection  with  their   respective
promotional and marketing activities, and such materials may describe the Loan in general terms or in detail. All references to Lender or the REIT or the Operating Partnership contained in any press release, advertisement or promotional material issued by Lender or Borrower shall be approved in writing by Lender or Borrower as appropriate in advance of issuance. The provisions of this Section 15.17 shall not, however, apply to references or descriptions in disclosure, presentations or promotional material by Lender or any other Person made in connection with a Securitization or any other sale or marketing of the Loan for which no consent is required by Borrower or any other Person. Lender shall have the right to review and approve all references to Lender or Lender's Securitization in Borrower's Registration Statement under the Securities Act and any of Borrower's documents relating public or private offering by the REIT or Operating Partnership, provided that any of Lender's review or approval of the foregoing shall be for Lender's own purposes and Lender shall have no liability with respect thereto.

          SECTION  15.18   SURVIVAL.   All  of  the  indemnities
                           --------
hereunder (including environmental matters under Article 6), and under the indemnification provisions of the other Loan Documents shall survive the repayment in full of the Loan and the release of the liens evidencing or securing the Loan, and shall survive the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to any Individual Property to any party, whether or not an Affiliate of Borrower.

          SECTION  15.19   WAIVER OF JURY TRIAL.   BORROWER  AND
                           --------------------
LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER AND/OR BORROWER ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

          SECTION  15.20  WAIVER OF PUNITIVE OR CONSEQUENTIAL
                          -----------------------------------
DAMAGES.   Neither Lender nor Borrower shall be  responsible  or
-------
liable to the other or to any other Person for any punitive, exemplary or consequential damages which may be alleged as a result of the Loan or the transaction contemplated hereby, including any breach or other default by any party hereto.

          SECTION 15.21  GOVERNING LAW.
                         -------------

          (A) THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW
YORK,   WHICH   STATE  THE  PARTIES  AGREE  HAS  A   SUBSTANTIAL
RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE
OF   NEW  YORK  SHALL  GOVERN  THE  CONSTRUCTION,  VALIDITY  AND
ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT

               CORPORATION SERVICE COMPANY
               80 STATE STREET
               ALBANY, NEW YORK 12207-2543


AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

          SECTION  15.22  ENTIRE AGREEMENT.  This Agreement  and
                          ----------------
the other Loan Documents embody the entire agreement and understanding between Lender and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan
Documents  may  not  be  contradicted  by  evidence  of   prior,
contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

          SECTION  15.23  COUNTERPARTS.  This Agreement  may  be
                          ------------
executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

          SECTION  15.24  BROKERS AND FINANCIAL ADVISORS.
                          ------------------------------
Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower hereby agrees to indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender's attorneys' fees and expenses) in any way relating to or arising from a claim by any Person (including Broker) that such Person acted on behalf of Borrower or Lender in connection with the transactions contemplated herein. The provisions of this Section 15.24 shall survive the expiration and termination of this Agreement and the payment of the Debt.

          SECTION 15.25  CONFLICTS.  In the event of any conflict
                         ---------
between  the provisions of this Agreement and any of  the  other
Loan Documents, the provisions of this Agreement shall control.

          SECTION 15.26  LENDER ESTOPPELS.  Upon written request
                         ----------------
of Borrower, not more frequently than twice in any calendar year, Lender shall provide Borrower with a written statement certifying
(i) whether any monetary defaults currently exist under the Loan,
(ii) the date of the last monthly payment of principal and interest under the Loan and (iii) the outstanding principal amount of the Loan as of the date of such certification.





          EXECUTED under seal as of the date first written above.


LENDER:                       CMF CAPITAL COMPANY, LLC,
                              a Delaware limited liability company


                              By:
                                 ---------------------------
                                 Name:
                                 Title:


BORROWER:                WINSTON SPE LLC, a Virginia limited
                              liability company

                              By:  Winston Manager Corporation,
                                     a Virginia corporation,
                                      its managing member

                              By: /s/ Joseph V. Green
                                 ----------------------------
                                       Joseph V. Green
                                       Vice President


                             JOINDER
                             -------


          By executing this Joinder (the "JOINDER"), the undersigned ("JOINDER PARTIES") jointly and severally guaranty the performance by Borrower of all obligations and liabilities for which Borrower is personally liable under Section 13.1 of this Agreement. Subject to the preceding sentence, this Joinder is a guaranty of full and complete payment and performance and not of collectability.

          1.    WAIVERS.   To  the fullest extent  permitted  by
                -------
applicable law, each Joinder Party waives all rights and defenses of sureties, guarantors, accommodation parties and/or co-makers and agrees that its obligations under this Joinder shall be primary, absolute and unconditional, and that its obligations under this Joinder shall be unaffected by any of such rights or defenses, including:

          (a) the unenforceability of any Loan Document against Borrower and/or any guarantor or other Joinder Party;

          (b) any release or other action or inaction taken by Lender with respect to the collateral, the Loan, Borrower, any guarantor and/or other Joinder Party, whether or not the same may impair or destroy any subrogation rights of any Joinder Party, or constitute a legal or equitable discharge of any surety or indemnitor;

          (c) the existence of any collateral or other security for the Loan, and any requirement that Lender pursue any of such collateral or other security, or pursue any remedies it may have against Borrower, any guarantor and/or any other Joinder Party;

          (d)  any requirement that Lender provide notice to  or
obtain  a Joinder Party's consent to any modification, increase,
extension  or  other  amendment  of  the  Loan,  including   the
guaranteed obligations;

          (e)  any right of subrogation (until payment in full of
the   Loan,  including  the  guaranteed  obligations,  and   the
expiration of any applicable preference period and statute of limitations for fraudulent conveyance claims);

          (f)  Intentionally Omitted;

          (g) any payment by Borrower to Lender if such payment is held to be a preference or fraudulent conveyance under bankruptcy laws or Lender is otherwise required to refund such payment to Borrower or any other party; and

          (h)    any   voluntary   or  involuntary   bankruptcy,
receivership, insolvency, reorganization or similar proceeding affecting Borrower or any of its assets.

          2.     AGREEMENTS.    Each   Joinder   Party   further
                 ----------
represents, warrants and agrees that:

          (a) The obligations under this Joinder are enforceable against each such party and are not subject to any defenses, offsets or counterclaims;

          (b) The provisions of this Joinder are for the benefit of Lender and its successors and assigns;

          (c) Lender shall have the right to (i) renew, modify, extend or accelerate the Loan, (ii) pursue some or all of its remedies against Borrower, any guarantor or any Joinder Party,
(iii) add, release or substitute any collateral for the Loan or party obligated thereunder, and (iv) release Borrower, any guarantor or any Joinder Party from liability, all without notice to or consent of any Joinder Party (or other Joinder Party) and without affecting the obligations of any Joinder Party (or other Joinder Party) hereunder;

          (d) Each Joinder Party covenants and agrees to furnish to Lender, within ninety (90) days after the end of each calendar year of such Joinder Party, the financial statements and reports required to be furnished for such party pursuant to Section 9.1(d) of this Agreement; and

          (e) To the maximum extent permitted by law, each Joinder Party hereby knowingly, voluntarily and intentionally waives the right to a trial by jury in respect of any litigation based hereon. This waiver is a material inducement to Lender to enter into this Agreement.

          This Joinder shall be governed by the laws of the State of New York.

          Executed under seal as of  November__, 1998.

                                   WINSTON HOTELS, INC.,
                                   a North Carolina corporation



                                   By:
                                      --------------------------
                                      Name:
                                      Title:



                                   WINN LIMITED PARTNERSHIP,
                                   a North Carolina limited
                                   partnership

                                   By:Winston Hotels, Inc.,
                                      a North Carolina
                                      corporation,
                                      its sole general partner


                                   By:
                                      --------------------------
                                      Name:
                                      Title:


                           SCHEDULE I
                           ----------

                         RELEASE AMOUNTS


PROPERTY            LOCATION                     RELEASE AMOUNT
--------            --------                     --------------

COMFORT SUITES      ORLANDO, FLORIDA              $  5,175,000

COMFORT INN         CHARLESTON, SOUTH CAROLINA       1,575,000

COURTYARD BY
  MARRIOTT          ANN ARBOR, MICHIGAN              6,300,000

COURTYARD BY
  MARRIOTT          WILMINGTON, NORTH CAROLINA       4,275,000

HAMPTON INN         ELMSFORD, NEW YORK               7,625,000

HAMPTON INN         RALEIGH, NORTH CAROLINA          5,300,000

HAMPTON INN         PERMITER, GEORGIA                5,000,000

HAMPTON INN         WEST SPRINGFIELD,                3,700,000
                    MASSACHUSETTS

HAMPTON INN         CHARLOTTE, NORTH CAROLINA        4,575,000

HAMPTON INN &
SUITES              DULUTH, GEORGIA (GWINETTE)       5,400,000

HOMEWOOD SUITES     CARY, NORTH CAROLOINA            6,025,000

HOMEWOOD SUITES     CLEARLAKE, TEXAS                 3,450,000

QUALITY SUITES      NORTH CHARLESTON, SOUTH          6,300,000
                    CAROLINA

RESIDENCE INN       PHOENIX, ARIZONA                 6,300,000

TOTALS/AVERAGES                                   $ 71,000,000



                           SCHEDULE II
                           -----------

                        REQUIRED REPAIRS


Hampton Inn                Building Area:      61,950 Square Feet
Charlotte, North Carolina  Property Type:      Limited Service Hotel
August 13, 1998            Total Guestrooms:   125
                           Property Age:       7 Years




Physical Condition Summary         Action          Immed. Cost
=================================================================
Substructure & Superstructure
-----------------------------------------------------------------
Exterior Walls                Moisture Analysis           $ 2,800
-----------------------------------------------------------------
Mechanical, Electrical & Plumbing Systems

-----------------------------------------------------------------
Fire Protection and Life Safety Systems

-----------------------------------------------------------------
Other Conditions
-----------------------------------------------------------------
ADA Compliance                Upgrades                    $ 4,700
-----------------------------------------------------------------
                                          TOTAL           $ 7,500
=================================================================


Holdback Summary Today's  $/Room  $/Room/  w/Escalat   Escalated
                 Dollars            Year      ion      $/Room/Year
=================================================================
Immediate
Repairs Cost
Estimate        $ 7,500   $ 60     N/A       N/A         N/A




Comfort Inn                Building Area:      59,645 Square Feet
Charleston, South          Property Type:      Hi-Rise Hotel
 Carolina                  Total Guestrooms:   128
July 31, 1998              Property Age:       11 Years



Physical Condition Summary         Action          Immed. Cost
=================================================================
Substructure & Superstructure
-----------------------------------------------------------------
Roofing                       Replace and                 $ 2,500
                              Repair
-----------------------------------------------------------------
Garage/Maintenance Building   Replace door &             $    750
                              frame
-----------------------------------------------------------------
Mechanical, Electrical & Plumbing Systems

-----------------------------------------------------------------
Fire Protection and Life Safety Systems

-----------------------------------------------------------------
Other Conditions
ADA Compliance                Parking & showers           $ 7,300
Year 2000 Building Readiness  Additional Studies          $ 4,500
-----------------------------------------------------------------
                                          TOTAL           $15,050
=================================================================


Holdback Summary Today's  $/Room  $/Room/  w/Escalat   Escalated
                 Dollars            Year      ion      $/Room/Year
=================================================================
Immediate
Repairs Cost
Estimate         $15,050   $118     N/A       N/A         N/A





Quality Suites             Building Area:      108,000 Square Feet
North Charleston, South    Property Type:      Hi-Rise Hotel
 Carolina                  Total Guestrooms:   168
August 18, 1998            Property Age:       10 Years




Physical Condition Summary         Action          Immed. Cost
=================================================================
Substructure & Superstructure

-----------------------------------------------------------------
Mechanical, Electrical & Plumbing Systems
Tenant HVAC                                               $10,000
-----------------------------------------------------------------
Fire Protection and Life Safety Systems

-----------------------------------------------------------------
Other Conditions
ADA Compliance                See Report III, G.2         $ 3,540
-----------------------------------------------------------------
                                          TOTAL           $13,540
=================================================================


Holdback Summary Today's  $/Room  $/Room/  w/Escalat   Escalated
                 Dollars            Year      ion      $/Room/Year
=================================================================
Immediate
Repairs Cost
Estimate         $13,540   $ 81     N/A       N/A         N/A





Hampton Inn                Building Area:      72,717 Square Feet
Raleigh, North Carolina    Property Type:      Limited Service Hotel
August 7, 1998             Total Guestrooms:   141
                           Property Age:       12 Years




Physical Condition Summary         Action          Immed. Cost
=================================================================
Substructure & Superstructure
Exterior Walls                Patch, repair               $ 2,800
-----------------------------------------------------------------
Mechanical, Electrical & Plumbing Systems

-----------------------------------------------------------------
Fire Protection and Life Safety Systems

-----------------------------------------------------------------
Other Conditions
ADA Compliance                Compliance                  $10,600
-----------------------------------------------------------------
                                          TOTAL           $13,400
=================================================================


Holdback Summary Today's  $/Room  $/Room/  w/Escalat   Escalated
                 Dollars            Year      ion      $/Room/Year
=================================================================
Immediate
Repairs Cost
Estimate         $13,400   $ 95     N/A       N/A         N/A





Hampton Inn                Building Area:      48,000 Square Feet
West Springfield,          Property Type:      Convention Hotel
 Massachusetts             Total Guestrooms:   124
August 3, 1998             Property Age:       9 Years



Physical Condition Summary         Action          Immed. Cost
=================================================================
Substructure & Superstructure
Roofing                                                   $ 2,500
Exterior Walls                                            $ 1,000
-----------------------------------------------------------------
Mechanical, Electrical & Plumbing Systems
Building Plumbing and         Water filtration            $ 5,000
Domestic Hot                  system
Water
-----------------------------------------------------------------
Fire Protection and Life Safety Systems

-----------------------------------------------------------------
Other Conditions
ADA Compliance                                            $ 5,150
-----------------------------------------------------------------
                                          TOTAL           $13,650
=================================================================


Holdback Summary Today's  $/Room  $/Room/  w/Escalat   Escalated
                 Dollars            Year      ion      $/Room/Year
=================================================================
Immediate
Repairs Cost
Estimate         $13,650   $110     N/A       N/A         N/A





Courtyard by Marriott      Building Area:      71,518 Square Feet
Wilmington, North          Property Type:      Limited Service Hotel
  Carolina                 Total Guestrooms:        128
August 5, 1998             Property Age:       2 Years




Physical Condition Summary         Action          Immed. Cost
=================================================================
Substructure & Superstructure

-----------------------------------------------------------------
Mechanical, Electrical & Plumbing Systems

-----------------------------------------------------------------
Fire Protection and Life Safety Systems

-----------------------------------------------------------------
Other Conditions
ADA Compliance                Van parking sign          $      25
-----------------------------------------------------------------
                                          TOTAL         $      25
=================================================================


Holdback Summary Today's  $/Room  $/Room/  w/Escalat   Escalated
                 Dollars            Year      ion      $/Room/Year
=================================================================
Immediate
Repairs Cost
Estimate          $ 25      $ 0     N/A       N/A         N/A





Comfort Suites             Building Area:      85,450 Square Feet
Orlando, Florida           Property Type:      Limited Service Hotel
August 4, 1998             Total Guestrooms:   214
                           Property Age:       8 Years




Physical Condition Summary         Action          Immed. Cost
=================================================================
Substructure & Superstructure
Exterior Walls                Repair                      $ 2,800
Exterior and Interior Stairs  Repair                      $ 8,800
-----------------------------------------------------------------
Mechanical, Electrical & Plumbing Systems

-----------------------------------------------------------------
Fire Protection and Life Safety Systems

-----------------------------------------------------------------
Other Conditions
ADA Compliance                Compliance                  $ 5,270
-----------------------------------------------------------------
                                          TOTAL           $16,870
=================================================================


Holdback Summary Today's  $/Room  $/Room/  w/Escalat   Escalated
                 Dollars            Year      ion      $/Room/Year
=================================================================
Immediate
Repairs Cost
Estimate         $16,870   $ 79     N/A       N/A         N/A





Homewood Suites            Building Area:      117,899 Square Feet
Cary, North Carolina       Property Type:      Convention Hotel
August 5, 1998             Total Guestrooms:   120
                           Property Age:       4 Years



Physical Condition Summary         Action          Immed. Cost
=================================================================
Substructure & Superstructure

-----------------------------------------------------------------
Mechanical, Electrical & Plumbing Systems

-----------------------------------------------------------------
Fire Protection and Life Safety Systems

-----------------------------------------------------------------
Other Conditions
ADA Compliance                                              $ 700
-----------------------------------------------------------------
                                          TOTAL             $ 700
=================================================================


Holdback Summary Today's  $/Room  $/Room/  w/Escalat   Escalated
                 Dollars            Year      ion      $/Room/Year
=================================================================
Immediate
Repairs Cost
Estimate          $ 700     $ 6     N/A       N/A         N/A




Residence Inn              Building Area:      100,800 Square Feet
Phoenix, Arizona           Property Type:      Limited Service Hotel
August 12, 1998            Total Guestrooms:        168
                           Property Age:       10 Years



Physical Condition Summary         Action          Immed. Cost
=================================================================
Substructure & Superstructure

-----------------------------------------------------------------
Mechanical, Electrical & Plumbing Systems

-----------------------------------------------------------------
Fire Protection and Life Safety Systems
Building & Tenant Systems     Repair sprinkler            $32,000
                              heads
-----------------------------------------------------------------
Other Conditions
ADA Compliance                See text                    $ 8,920
-----------------------------------------------------------------
                                          TOTAL           $40,920
=================================================================


Holdback Summary Today's  $/Room  $/Room/  w/Escalat   Escalated
                 Dollars            Year      ion      $/Room/Year
=================================================================
Immediate
Repairs Cost
Estimate         $40,920   $244     N/A       N/A         N/A



Courtyard by Marriott
Ann Arbor, Michigan




Physical Condition Summary         Action          Immed. Cost
=================================================================
Substructure & Superstructure

-----------------------------------------------------------------
Mechanical, Electrical & Plumbing Systems

-----------------------------------------------------------------
Fire Protection and Life Safety Systems

-----------------------------------------------------------------
Other Conditions
ADA Compliance                See text                      $ 600
-----------------------------------------------------------------
                                          TOTAL             $ 600
=================================================================


                          SCHEDULE III
                          ------------

                      INTENTIONALLY OMITTED



                           SCHEDULE IV
                           -----------

                      FRANCHISE AGREEMENTS


1.   Franchise Agreement between Marriott International, Inc. and
  Hotel II Inc., dated November 9, 1996 for Courtyard Marriott -
  Wilmington, North Carolina as subsequently assinged to Capstar
  Winston Company, L.L.C. on November 17, 1997.

2.   License Agreement between Promus Hotels, L.L.C. and Capstar
  Winston Company, L.L.C., dated November 17, 1997 for Hampton Inn
  - Raleigh, North Carolina.

3.   License Agreement between Promus Hotels, L.L.C. and Capstar
  Winston Company, L.L.C., dated November 24, 1997 for Hampton Inn
  - Charlotte, North Carolina.

4.   License Agreement between Promus Hotels, L.L.C. and Capstar
  Winston Company, L.L.C., dated November 17, 1997 for Homewood
  Suites - Cary, North Carolina.

5.   License Agreement between Promus Hotels, L.L.C. and Capstar
  Winston Company, L.L.C., dated November 17, 1997 for Homewood
  Suites - Clearlake, Texas.

6.   Franchise Agreement between Marriott International, Inc. and
  Capstar Winston Company, L.L.C., dated March 6, 1998 for
  Residence Inn - Phoenix, Arizona.

7.   Franchise Agreement between Choice Hotels International,
  Inc. and Captstar Winston Company, L.L.C., dated November 26,
  1997 for Comfort Suites - Orlando, Florida.

8.   Franchise Agreement between Choice Hotels International,
  Inc. and Captstar Winston Company, L.L.C., dated November 17,
  1997 for Comfort Inn - Charleston, South Carolina.

9.   Franchise Agreement between Choice Hotels International,
  Inc. and Captstar Winston Company, L.L.C., dated November 17,
  1997 for Quality Suites - Charleston, South Carolina.

10.  Franchise Agreement between Marriott International, Inc. and
  White Lodging Services Corporation, dated January 10, 1992 for
  Courtyard Marriott - Ann Arbor, Michigan as subsequently assinged to Capstar Winston Company, L.L.C. on November 17, 1997.

11.  License Agreement between Promus Hotels, L.L.C. and Capstar
  Winston Company, L.L.C., dated November 17, 1997 for Hampton Inn
  - White Plains, New York.

12.  License Agreement between Promus Hotels, L.L.C. and Capstar
  Winston Company, L.L.C., dated November 17, 1997 for Hampton Inn
  - Springfield, Massachussetts.

13.  License Agreement between Promus Hotels, L.L.C. and Capstar
  Winston Company, L.L.C., dated November 17, 1997 for Hampton Inn
  - Perimiter, Georgia.

14.  License Agreement between Promus Hotels, L.L.C. and Capstar
  Winston Company, L.L.C., dated November 17, 1997 for Hampton Inn
  - Gwinnett, Georgia.


                           SCHEDULE V
                           ----------

                        OPERATING LEASES


1. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Comfort Suites, Orlando, Florida, dated May 1, 1997, as amended by First Amendment dated November 17, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.

2. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Homewood Suites, Cary, North Carolina, dated July 9, 1996, as amended by First Amendment dated November 17, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.

3. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Homewood Suites, ClearLake, Texas, dated September 13, 1996, as amended by First Amendment dated November 17, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.

4. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Courtyard by Marriott, Wilmington, North Carolina, dated December 19, 1996, as
  amended  by  First  Amendment  dated  November  17,  1997,   as
  subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.

5. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Courtyard by Marriott, Ann Arbor, Michigan, dated September 30, 1997, as
  amended  by  First  Amendment  dated  November  17,  1997,   as
  subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.

6. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Quality Suites in Charleston, South Carolina, dated May 15, 1995, as amended by First Amendment dated November 17, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.

7. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Hampton Inn, White Plains, New York, dated October 29, 1997, as amended by First Amendment dated November 17, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.
8. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Hampton Inn, Raleigh, North Carolina, dated May 15, 1994, as amended by First Amendment dated November 17, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.
9. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Hampton Inn, Perimeter, Georgia, dated July 19, 1996, as amended by First Amendment dated November 17, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.
10. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Hampton Inn, West Springfield, Massachusetts, dated July 14, 1997, as amended by First Amendment dated November 17, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.
11. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Hampton Inn and Suites, Gwinnett, Georgia, dated July 18, 1996, as amended by First Amendment dated November 17, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.
12. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Comfort Inn, Charleston, South Carolina, dated May 15, 1995, as amended by First Amendment dated November 17, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.
13. Lease Agreement between WINN Limited Partnership, as Lessor, and Winston Hospitality, Inc., as Lessee, for the Hampton Inn, Charlotte, North Carolina, dated June 2, 1994, as amended by First Amendment dated November 24, 1997, as subsequently assigned to Winston SPE LLC, as Lessor, and CapStar Winston Company, L.L.C. as Lessee.
14. Lease Agreement between WINN Limited Partnership, as Lessor, and Capstar Winston Company, L.L.C. for the Residence Inn, Phoenix, Arizona, dated March 3, 1998.


                           SCHEDULE VI
                           -----------

                FORM OF NONDISTURBANCE AGREEMENT
                          SCHEDULE VII

            TENANT ESTOPPEL CERTIFICATE AND AGREEMENT


PREMISES (include street address, suite number, and square footage):

------------------------------------------------("PREMISES")

LANDLORD:
         ---------------------------------------("LANDLORD")

LEASE DATED:
            --------------------------------------- ("LEASE")

TENANT (include actual name and any assumed name):

----------------------------------------------------("TENANT")

TENANT'S NOTICE ADDRESS:

--------------------------------------------------------------

DATE:
     ---------------------------------------------------------

          For and in consideration of the sum of Ten Dollars and other good and valuable consideration, the undersigned, Tenant, hereby certifies to and agrees with CMF CAPITAL COMPANY, LLC, a Delaware limited liability company that:

          1.   Tenant has accepted possession of the Premises pursuant to the Lease.  The Lease term commenced on
                                                       ------------------.
               The Lease terminates on                    and the Tenant has
                                       -----------------
               the following renewal/extension option(s)
                                                         -----------------.
               The base year for operating expenses and real estate taxes, as defined in the Lease, is
                                           -------------------------------.
               Monthly rent under the Lease is as follows (state basic rent and indicate how additional rent, if any, is calculated):

               -----------------------------------------------------------
          2. All work to be performed for Tenant under the Lease has been performed as required and has been accepted by the Tenant; and any payments, free rent, or other payments, credits, allowances or abatements required to be given by Landlord to the Tenant have already been received by Tenant, except

               ----------------------------------------------------------------.

          3. The Lease has not been assigned, modified, supplemented or amended in any way except as set forth on Schedule A attached hereto. The Lease constitutes the entire agreement between the parties and there are no other agreements between Landlord and Tenant concerning the Premises.

          4. The Lease is valid and in full force and effect, and, to the best of Tenant's knowledge, neither Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

          5. No rent or other sum payable under the Lease has been paid more than one month in advance.

          6.   The minimum monthly rent presently payable under the Lease is
                  ----------------.

          7. Tenant acknowledges that Tenant has received notice that the Lease will be assigned to CMF Capital Company, LLC, and Tenant has received no notice of a prior assignment, hypothecation or pledge of the Lease or the rents, income, deposits or profits arising thereunder. Tenant understands that under the provisions of the assignment, the Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereon, without the prior written consent of CMF Capital Company, LLC, that without such consent, no rent may be collected or accepted more than one month in advance and that the interest of the Landlord in the Lease has been assigned to CMF Capital Company, LLC solely as security for the purposes specified in the assignment and CMF Capital Company, LLC assumes no duty, liability or obligations whatever under the Lease or any extension or renewal thereof.

          8. Tenant hereby acknowledges and agrees that if CMF Capital Company, LLC shall succeed to the interest of Landlord under the Lease, CMF Capital Company, LLC shall assume (only while owner of and in possession or control of the building or which the Premises are a part) and perform all of Landlord's obligations under the Lease, but shall not be liable for any act or omission of any prior landlord (including the present landlord), liable for the return of any advance rental deposit, subject to any offset or defense which Tenant may have against any such prior landlord or bound by any rent or additional rent Tenant may have paid for more than the current month to any such prior landlord or bound by any assignment, surrender, termination, cancellation, waiver, release, amendment or modification of the Lease made without its express written consent.

          9. Tenant shall give CMF Capital Company, LLC prompt written notice of any default of Landlord under the Lease, if such default entitles Tenant, under law or otherwise, to terminate the Lease, reduce rent or credit or offset any amount against future rents and shall give CMF Capital Company, LLC reasonable time (but in no event less than 60 days after receipt of such notice) to cure or commence curing such default prior to exercising (and as a condition precedent to its right to exercise) any right Tenant may have to terminate the Lease or to reduce rent or credit or offset any amounts against the rent; provided, however, that if such default cannot by its nature be cured within thirty
               (30) days, then Lessee shall not terminate the Lease or exercise any such right or remedy, provided the curing of such default is commenced within such thirty (30) days and is diligently prosecuted thereafter. Tenant shall give written notice to any successor in interest of CMF Capital Company, LLC, any purchaser at a foreclosure sale under the mortgage, any transferee who acquired the property by deed in lieu of foreclosure or any successor or assign thereof.

          10.  The Tenant's security deposit is $
                                                 -----------------------------.
               Tenant shall not look to CMF Capital Company, LLC, as mortgagee, mortgagee in possession, or successor in title to the Mortgaged Property, in connection with the return of or accountability with respect to any security deposit required by Landlord, unless said sums have actually been received by CMF Capital Company, LLC as security for Tenant's performance under the Lease.

          11. If the interests of Landlord in and to the Premises are owned by CMF Capital Company, LLC by reason of any deed-in-lieu of foreclosure, judicial foreclosure, sale pursuant to any power of sale or other proceedings brought by it or by any other manner, including, but not limited to, CMF Capital Company, LLC's exercise of its rights under any assignment of leases and rents, and CMF Capital Company, LLC succeeds to the interest of Landlord under the Lease, Tenant shall be bound to CMF Capital Company, LLC under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extension thereof duly exercised by Tenant with the same force and effect as if CMF Capital Company, LLC were the Landlord under the Lease; and Tenant does hereby attorn to CMF Capital Company, LLC, as its Landlord, said attornment to be effective and self-operative, without the execution of any further instruments on the part of any of the parties hereto, immediately upon CMF Capital Company, LLC's succeeding to the interest of Landlord under the Lease; provided, however, that Tenant shall be under no obligation to pay rent to CMF Capital Company, LLC until Tenant receives written notice from CMF Capital Company, LLC that CMF Capital Company, LLC has succeeded to the interest of the Landlord under the Lease or otherwise has the right to receive such rents. The respective rights and obligations of Tenant and CMF Capital Company, LLC upon such attornment, to the extent of the then remaining balance of the term of the Lease, shall be and are the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this agreement by reference, with the same force and effect as if set forth in full herein.

          12. Tenant shall neither suffer nor itself manufacture, store, handle, transport, dispose of, spill, leak, dump any toxic or hazardous waste, waste product or substance (as they may be defined in any federal or state statute, rule or regulation pertaining to or governing such wastes, waste products or substances) on the Premises at any time during the term, or extended term, of the Lease.

          13. The Tenant has no right or option to purchase all or any part of the Premises or the building of which the Premises is a part or to occupy any additional space at the related property.

          14. The Tenant has not assigned the Lease or sublet all or any portion of the Premises, the Tenant does not hold the Premises under assignment or sublease, nor does anyone except Tenant and its employees occupy the Premises except
                                                       -----------------------.

          15. To the best of Tenant's knowledge, no actions, whether voluntary or otherwise, are pending against the Tenant under the bankruptcy laws of the United States or any state and there are no claims or actions pending against the Tenant which if decided against the Tenant would materially and adversely affect the Tenant's financial condition or the Tenant's ability to perform the tenant's obligations under the Lease;

          16. Tenant acknowledges that Landlord has assigned to Lender its right, title and interest in the Lease and to the rents due thereunder, and that Landlord will collect such rents provided no event of default has occurred under the Loan. Tenant agrees to pay all rents and other amounts due under the Lease directly to Lender upon receipt of written demand by Lender, and Landlord hereby consents thereto. The assignment of the Lease to Lender, or collection of rents by Lender pursuant to such assignment, shall not obligate Lender to perform Landlord's obligations under the Lease.

          17.  All notices and other communications from Tenant to CMF
               Capital Company, LLC shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, addressed to CMF Capital Company, LLC at:

                         General Electric Capital Corporation
                         209 West Jackson, 2nd Floor
                         Chicago, Illinois  60606
                         Attention: Nancy G. Tramulota, Operating Agent
                         Telecopy:  (203) 316-7410

          or at such other address as , any successor, purchaser or transferee shall furnish to Tenant in writing.

          1. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

          2. This Estoppel Certificate and Agreement is being executed and delivered by Tenant (a) for the benefit of CMF Capital Company, LLC in connection with its loan to Landlord which is secured or to be secured in part by an assignment to CMF Capital Company, LLC of Landlord's interest in the Lease, and (b) with the intent and understanding that the above statements will be relied upon by GECC and constitute a binding agreement between the parties.


TENANT:
                          ------------------------------------------------
                          a
                           -----------------------------------------------

                             By:
                                ------------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

CMF Capital Company,      CMF CAPITAL COMPANY, LLC
LLC:                      a Delaware limited liability company


                             By:
                                ------------------------------------------
                              Name:
                                    --------------------------------------
                              Title:
                                    --------------------------------------

                           SCHEDULE A
                           ----------

                   LIST OF AMENDMENTS TO LEASE

                          SCHEDULE VIII
                          -------------

                 SUBORDINATION, NON-DISTURBANCE,
                    AND ATTORNMENT AGREEMENT

          THIS AGREEMENT is made and entered into as of the
                                                            -----
day of                , 19  , by and between CMF Capital Company,
       ---------------    --
LLC,  a  Delaware  limited liability company  ("MORTGAGEE"),  and
                                      ,  a
--------------------------------------       --------------------
("LESSEE").

                        R E C I T A L S:

          A. Mortgagee has made a loan in the amount of $71,000,000 (the "LOAN") to Winston SPE LLC, a Virginia limited liability company ("BORROWER"), secured by the Borrower's interest in the real property described in EXHIBIT A attached
                                             ---------
hereto and incorporated herein by reference (said real property and improvements being herein called the "Project"), such Loan being secured by a [Mortgage/Deed of Trust/Deed to Secure Debt]
and   Security   Agreement   dated                  1998   (the
                                     --------------
"MORTGAGE"),  constituting a lien or encumbrance on the  Project;
and

          B.    Lessee is the holder of a leasehold estate in and
to                of              of the Project,  consisting  of
    ------------      -----------
approximately         usable square feet of space  (the  "DEMISED
               -----
PREMISES"),  under  that  Lease  Agreement  (the  "LEASE")  dated
               ,  executed  by Borrower,  as  Landlord  (Borrower
---------------
being sometimes hereinafter called "LESSOR"), and Lessee, as Tenant; and

          C. Lessee and Mortgagee desire to confirm their understandings with respect to the Lease and the Mortgage.

                        A G R E M E N T:

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, Lessee and Mortgagee agree and covenant as follows:

          1.    Non-Disturbance.  Mortgagee agrees that  it  will
                ---------------
not disturb the possession of Lessee under the Lease upon any judicial or non-judicial foreclosure of the Mortgage or upon acquiring title to the Project by deed-in-lieu of foreclosure, or otherwise, if the Lease is in full force and effect and Lessee is not then in default under the Lease, and that Mortgagee will accept the attornment of Lessee thereafter so long as Lessee is not in default under the Lease.

          2.    Attornment.  If the interests of Lessor in and to
                ----------
the Demised Premises are owned by Mortgagee by reason of any deed-in-lieu of foreclosure, judicial foreclosure, sale pursuant to any power of sale or other proceedings brought by it or by any other manner, including, but not limited to, Mortgagee's exercise of its rights under any assignment of leases and rents, and Mortgagee succeeds to the interest of Lessor under the Lease,
Lessee shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extension thereof duly exercised by Lessee with the same force and effect as if Mortgagee were the Lessor under the Lease; and Lessee does hereby attorn to Mortgagee, as its lessor, said attornment to be effective and self-operative, without the execution of any further instruments on the part of any of the parties hereto, immediately upon Mortgagee's succeeding to the interest of Lessor under the Lease; provided, however, that Lessee shall be under no obligation to pay rent to Mortgagee until Lessee receives written notice from Mortgagee that Mortgagee has succeeded to the interest of the Lessor under the Lease or otherwise has the right to receive such
rents.   The  respective  rights and obligations  of  Lessee  and
Mortgagee upon such attornment, to the extent of the then remaining balance of the term of the Lease, shall be and are the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference, with the same force and effect as if set forth in full herein.

          3.     Mortgagee's  Obligations.   If  Mortgagee  shall
                 ------------------------
succeed to the interest of Lessor under the Lease, Mortgagee, subject to the last sentence of this Paragraph 3, shall be bound to Lessee under all of the terms, covenants and conditions of the Lease; provided, however, that Mortgagee shall not be:

               (a) Liable for any act or omission of any prior lessor (including Lessor); or

               (b) Subject to the offsets or defenses which Lessee might have against any prior lessor (including
          Lessor); or

               (c) Bound by any rent or additional rent or advance rent which Lessee might have paid for more than the current month to any prior lessor (including Lessor), and all such rent shall remain due and owing, notwithstanding such advance payment; or

               (d) Bound by any security or advance rental deposit made by Lessee which is not delivered or paid over to Mortgagee and with respect to which Lessee shall look solely to Lessor for refund or reimbursement;

               (e)   Bound  by  any  termination,  amendment   or
          modification of the Lease made without its consent and written approval;

               (f) Liable under any warranty of construction contained in the Lease or any implied warranty of construction; or

               (g) Liable for the performance or completion of any construction obligations under the Lease or for any loan or contribution or rent concession towards construction of the Demised Premises pursuant to the Lease.

Neither CMF Capital Company, LLC nor any other party who from time to time shall be included in the definition of Mortgagee hereunder, shall have any liability or responsibility under or pursuant to the terms of this Agreement after it ceases to own an interest in the Project. Nothing in this Agreement shall be construed to require Mortgagee to see to the application of the proceeds of the Loan, and Lessee's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing the Loan. Lessee acknowledges that Mortgagee is obligated only to Borrower to make the Loan only upon the terms and subject to the conditions set forth in the Loan Agreement between Mortgagee and Borrower pertaining to the Loan. In no event shall Mortgagee or any purchaser of the Project at foreclosure sale or any grantee of the Project named in a deed-in-lieu of foreclosure, nor any heir, legal representative, successor, or assignee of Mortgagee or any such purchaser or grantee (collectively the Mortgagee, such purchaser, grantee, heir, legal representative, successor or assignee, the "Subsequent Landlord") have any personal liability for the obligations of Lessor under the Lease and should the Subsequent Landlord succeed to the interests of the Lessor under the Lease, Tenant shall look only to the estate and property of any such Subsequent Landlord in the Project for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by any Subsequent Landlord as landlord under the Lease, and no other property or assets of any Subsequent Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease; provided, however, that the Lessee may exercise any other right or remedy provided thereby or by law in the event of any failure by Lessor to perform any such material obligation.

          4.   Subordination.  The Lease and all rights of Lessee
               -------------
thereunder are subject and subordinate to the lien and the terms of the Mortgage and to any deeds of trust, mortgages, ground leases or other instruments of security which do now or may hereafter cover the Project or any interest of Lessor therein (collectively, the "Prior Encumbrances") and to any and all advances made on the security thereof and to any and all increases, renewals, modifications, consolidations, replacements and extensions of the Mortgage or of any of the Prior Encumbrances. This provision is acknowledged by Lessee to be self-operative and no further instrument shall be required to effect such subordination of the Lease. Lessee shall, however, upon demand at any time or times execute, acknowledge and deliver to Mortgagee any and all instruments and certificates that in Mortgagee's judgment may be necessary or proper to confirm or evidence such subordination. If Lessee shall fail or neglect to execute, acknowledge and deliver any such instrument or certificate, Mortgagee may, in addition to any other remedies Mortgagee may have, as agent and attorney-in-fact of Lessee, execute, acknowledge and deliver the same and Lessee hereby irrevocably appoints Mortgagee as Lessee's agent and attorney-in-fact for such purpose. However, notwithstanding the generality of the foregoing provisions of this paragraph, Lessee agrees that Mortgagee shall have the right at any time to subordinate the Mortgage, and any such other mortgagee or ground lessor shall have the right at any time to subordinate any such Prior Encumbrances, to the Lease on such terms and subject to such conditions as Mortgagee, or any such other mortgagee or ground lessor, may deem appropriate in its discretion.

          5.    New  Lease.  Upon the written request  of  either
                ----------
Mortgagee or Lessee to the other given at the time of any foreclosure, trustee's sale or conveyance in lieu thereof, the parties agree to execute a lease of the Demised Premises upon the same terms and conditions as the Lease between Lessor and Lessee, which lease shall cover any unexpired term of the Lease existing prior to such foreclosure, trustee's sale or conveyance in lieu of foreclosure.

          6.    Notice.  Lessee agrees to give written notice  to
                ------
Mortgagee of any default by Lessor or Borrower under the Lease not less than thirty (30) days prior to terminating the Lease or exercising any other right or remedy thereunder or provided by law. Lessee further agrees that it shall not terminate the Lease or exercise any such right or remedy provided such default is cured within such thirty (30) days; provided, however, that if such default cannot by its nature be cured within thirty (30) days, then Lessee shall not terminate the Lease or exercise any such right or remedy, provided the curing of such default is commenced within such thirty (30) days and is diligently prosecuted thereafter. Such notices shall be delivered by certified mail, return receipt requested to:

                     General Electric Capital Corporation
                     209 West Jackson, 2nd Floor
                     Chicago, Illinois  60606
                     Attention: Nancy G. Tramulota, Operating Agent
                     Telecopy: (203) 316-7410

          7.    Mortgagee.  The term "Mortgagee" shall be  deemed
                ---------
to include CMF Capital Company, LLC and any of its successors and assigns, including anyone who shall have succeeded to Lessor's interest in and to the Lease and the Project by, through or under judicial foreclosure or sale under any power or other proceedings brought pursuant to the Mortgage, or deed in lieu of such foreclosure or proceedings, or otherwise.

          8.   Estoppel.  Lessee hereby certifies, represents and
               --------
warrants to Mortgagee that:

               (a) That the Lease is a valid lease and in full force and effect. That there is no existing default in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default;

               (b)   That the Lease has not be amended, modified,
          supplemented,   extended,  renewed  or  assigned,   and
          represents the entire agreement of the parties;

               (c) That, except as provided in the Lease, Lessee is entitled to no rent concessions or abatements;

               (d) That Lessee shall not pay rental under the Lease for more than one (1) month in advance. Lessee agrees that Lessee shall, upon written notice by Mortgagee, pay to Mortgagee, when due, all rental under the Lease;

               (e) That all obligations and conditions under the Lease to be performed to date have been satisfied, free of defenses and set-offs; and

               (f) That Lessee has not received written notice of any claim, litigation or proceedings, pending or threatened, against or relating to Lessee, or with respect to the Demised Premises which would affect its performance under the Lease. Lessee has not received written notice of any violations of any federal, state, county or municipal statutes, laws, codes, ordinances, rules, regulations, orders, decrees or directives relating to the use or condition of the Demised Premises or Lessee's operations thereon.

          9.    Modification and Successors.  This Agreement  may
                ---------------------------
not be modified orally or in any manner other than by an agreement, in writing, signed by the parties hereto and their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

          10.   Counterparts.  This Agreement may be executed  in
                ------------
several counterparts, and all so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MORTGAGEE:               CMF CAPITAL COMPANY, LLC,
                          a Delaware limited liability company



                         By:
                             -------------------------------------
                              Name:
                              Title:




LESSEE:
                        ---------------------------------------,
                             a
                               --------------------



                         By:
                             -------------------------------------
                              Name:
                              Title:



STATE  OF
          ----------
COUNTY OF
          ----------
          This  instrument  was acknowledged before  me  on  this
       day of                  , 19  , by                       ,
-----         -----------------    --     ----------------------
                      of                                   ,    a
------------------          -------------------------------
                           , on behalf of said corporation.
---------------------------

(SEAL)
                              Notary Public in and for
                              the State of
                                           ----------


                              ---------------------------
                              Print name of notary

                              My Commission Expires:
                                                     -------------






STATE OF
         ----------
COUNTY OF
         ----------

          This  instrument  was acknowledged before  me  on  this
       day of                  , 19  , by                       ,
-----         -----------------    --     ----------------------
                   of                                     ,    a
--------------            --------------------------------
           , on behalf of said            .
-----------                    -----------
(SEAL)
                              Notary Public in and for
                              the State of
                                           -----------

                              -----------------------------------
                              Print name of notary

                              My Commission Expires:
                                                    -------------


                           SCHEDULE IX
                           -----------

                           LITIGATION

                              None



                           SCHEDULE X
                           ----------

               MANAGER'S CONSENT AND SUBORDINATION
                     OF MANAGEMENT AGREEMENT
                     -----------------------


          THIS  MANAGER'S CONSENT AND SUBORDINATION OF MANAGEMENT
AGREEMENT  (this  "AGREEMENT"), dated as  of                    ,
                                              -------------  ---
199  ,  made  by                         , a                 (the
   --             -----------------------     -------------
"MANAGER").


                      W I T N E S S E T H :

          WHEREAS,  _________________________________, a ________
[corporation/partnership] ("BORROWER"), has borrowed from CMF Capital Company, a Delaware limited liability company ("LENDER")
the  sum of $          ,  pursuant to that certain loan agreement
             ----------
dated as of the date hereof between Borrower and Lender (as the same may hereafter be modified, amended, restated, renewed or replaced, the "LOAN AGREEMENT").

          WHEREAS, the loan is evidenced by that certain Note, dated the date hereof given by Borrower to Lender (as the same may hereafter be modified, amended, restated, renewed or replaced, the "NOTE"), which Note is secured, in part, by a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof (as the same may hereafter be modified, amended, restated, renewed or replaced, the "MORTGAGE"), made by Borrower to Lender. The Mortgage covers Borrower's interest in the real property situated in
               ,  as  more particularly  described  therein  (the
---------------
"PROPERTY").

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to accept the Mortgage and the other Loan Documents, Manager hereby represents, warrants, covenants and agrees for the benefit of Lender as follows:

          1.    DEFINITIONS.  All capitalized terms not otherwise
                -----------
defined herein shall have the meanings ascribed thereto in the Loan Agreement.

          2.    MANAGER'S REPRESENTATIONS.  Manager warrants  and
                -------------------------
represents to Lender, as of the date hereof, that the following are true and correct:

               (a)   Manager has agreed to act as manager of  the
Property  pursuant to the Management Agreement, dated           ,
                                                      ----------
199  , between Borrower and Manager (the "MANAGEMENT AGREEMENT").
   --
Attached hereto as Exhibit A is a true, correct and complete copy
                   ---------
of the Management Agreement.

               (b) The entire agreement between Manager and Borrower for the management of the Property is evidenced by the Management Agreement.

               (c) The Management Agreement constitutes the valid and binding agreement of Manager, enforceable in accordance with its terms, and Manager has full authority under all state and local laws and regulations, to perform all of its obligations under the Management Agreement.

               (d) Borrower is not in default in the performance of any of its obligations under the Management Agreement and all payments and fees required to be paid by Borrower to Manager thereunder have been paid to the date hereof.

          3.    MANAGER'S AGREEMENTS.  Notwithstanding the  terms
                --------------------
of the Management Agreement, Manager hereby consents to and covenants and agrees as follows:

               (a)    No  Termination  of  Management  Agreement.
                      ------------------------------------------
Manager shall not terminate the Management Agreement without first obtaining Lender's written consent. Notwithstanding the foregoing, Manager shall have the right to terminate the Management Agreement for default by Borrower with respect to non-payment of the management fee due thereunder or any costs of operating the Property in accordance with the Management Agreement by giving Lender sixty (60) days' prior written notice of such termination. In the event Lender (or Borrower) shall cure such non-payment default in the aforesaid sixty (60) day period, then any termination notice related to such cause shall be of no further force or effect.

               (b)  Subordination of Management Agreement to Lien
                    ---------------------------------------------
of  Mortgage.   The Management Agreement and any and  all  liens,
------------
rights and interests (whether choate or inchoate and including, without limitation, all mechanic's and materialmen's liens under applicable law) owed, claimed or held, by Manager in and to the Property, are and shall be in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of Lender, and securing the repayment of the Note and the obligations under the Loan Agreement including, without limitation, those created under the Mortgage covering, among other things, the Property, and filed or to be filed of record in the public records maintained for the recording of mortgages in the jurisdiction where the Property is located, and all renewals, extensions, increases, supplements, amendments, modifications or replacements thereof.

               (c)    Lender's  Right  to  Terminate.   Upon  the
                      ------------------------------
occurrence and continuance of an Event of Default, Manager shall, at the request of Lender, continue performance on behalf of Lender of all of Manager's obligations under the terms of the Management Agreement with respect to the Property, provided Lender sends to Manager the notice set forth in paragraph 3(g) hereof and performs or causes to be performed the obligations of Borrower to Manager under the Management Agreement accruing or arising from and after, and with respect to the period commencing upon, the effective date of such notice. Upon, or at any time after an Event of Default and continuance thereof, Lender shall have the right to terminate the Management Agreement by giving Manager thirty (30) days' prior written notice of such termination, in which event Manager shall resign as manager of the Property effective upon the end of such thirty (30) day period and Lender shall neither be bound nor obligated to perform the covenants and obligations of Borrower under the Management Agreement. Without limiting Manager's rights against Borrower, Manager agrees not to look to Lender for payment of any accrued but unpaid management fees relating to the Property accruing prior to the effective date of the notice set forth in paragraph 3(g) hereof or those which may occur prior to any notice of termination if such notice is prior to the notice set forth in paragraph 3(g) hereof.

               (d)   No  Modification.  Without  the  consent  of
                     ----------------
Lender,   Manager  shall  not  amend  or  modify  the  Management
Agreement  in  any material respect or terminate  the  Management
Agreement.

               (e)   Further Assurances.  Manager further  agrees
                     ------------------
to (i) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements herein contained, (ii) on request from Lender, furnish Lender with copies of such information as Borrower is entitled to receive under the Management Agreement, and (iii) cooperate with Lender's representative in any inspection of all or any portion of the Property. [Manager hereby acknowledges that some, or all, permits, licenses and authorizations necessary for the use, operation and maintenance of the Property (the "Permits") are held by the Manager. By executing this Agreement, the Manager
(A) agrees that it is holding all such Permits by and for the benefit of the Borrower and (B) hereby agrees that as security for the repayment of the Debt by the Borrower in accordance with the Loan Agreement, to the extent permitted by applicable law, the Manager hereby grants to Lender a security interest in and to the Permits. Moreover, the Manager hereby agrees that, upon an Event of Default, it will assign the Permits to Lender if such Permits are assignable or otherwise continue to hold such Permits for the benefit of Lender until such time as Lender can obtain such Permits in its own name or the name of a nominee.]

               (f)   Assignment  of  Leases and  Rents.   Manager
                     ---------------------------------
acknowledges that, as further security for the Note, Borrower has executed and delivered to Lender an Assignment of Leases and Rents, dated as of the date hereof (the "ASSIGNMENT"), assigning to Lender, among other things, all of Borrower's right, title and interest in and to all of the leases now or hereafter affecting the Property. Manager hereby agrees that upon receipt of written notice from Lender that an Event of Default has occurred and is continuing, Manager shall thereafter deliver to the Lender, for application in accordance with the terms and conditions of the Assignment, all income and proceeds relating to the Property then being held by Manager, and all rents, security deposits (upon compliance with any requirements of applicable law with respect thereto) and other income and proceeds received from and after the date thereof from any and all tenants or other parties occupying or using any portion of the Property.

               (g)   No  Joint Venture.  Lender has no obligation
                     -----------------
to Manager with respect to the Loan Documents and Manager shall not be a third party beneficiary with respect to any of Lender's obligations to Borrower set forth in the Loan Documents. The relationship of Lender to Borrower, is one of a creditor to a debtor, and Lender is not a joint venturer or partner of Borrower.

               (h)    Lender   Not  Obligated  Under   Management
                      -------------------------------------------
Agreement.   Manager  further agrees that  nothing  herein  shall
---------
impose upon Lender any obligation for payment or performance in favor of Manager, unless Lender notifies Manager in writing after an Event of Default under the Mortgage, that (i) Lender has elected to assert Borrower's rights under the Management Agreement with respect to the Property and assumes its obligations thereunder and (ii) Lender agrees to pay Manager the sums due Manager with respect to the Property under the terms of the Management Agreement from and after the effective date of Lender's notice to Manager.

               (i)    Lender's   Reliance   on   Representations.
                      ------------------------------------------
Manager has executed this Agreement in order to induce Lender to accept the Mortgage and the Loan Documents and with full knowledge that Lender shall rely upon the representations, warranties and agreements herein contained, and that but for this instrument and the representations, warranties and agreements therein contained, Lender would not take such actions.

               (j)   Governed by Loan Documents.  Manager  agrees
                     --------------------------
that until such time as the Debt shall be paid in full in accordance with its terms and those of the Loan Documents, Manager shall comply with its obligations under the Cash Management Agreement and otherwise observe all of Borrower's obligations under the Loan Documents with respect to the operation, management and leasing of the Property, notwithstanding anything contained in the Management Agreement to the contrary. Manager confirms that it has received copies of the Mortgage, the Cash Management Agreement and other Loan Documents and is fully familiar with the terms thereof.

               (k)    Successors  and  Assigns;   No   Transfers.
                      ------------------------------------------
Manager understands that Lender intends to assign this Agreement and the Note, the Mortgage, the Assignment and the other Loan Documents. Manager agrees that this Agreement and Manager's obligations hereunder shall be binding upon Manager and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns including, without limitation, any parties to whom Lender's interest in the Note, the Loan Agreement and the Mortgage are assigned. No sale, transfer or assignment of any interest in the Manager shall be permitted without Lender's consent.

               (l)   Additional  Termination  Rights  of  Lender.
                     -------------------------------------------
[Insert any other rights under the Loan Documents in which the Lender may cause the termination of the Manager, i.e. manager kick out clauses including Section 14.4 of the Loan Agreement.]

               (m)   Manager  Not  Entitled  to  Rents.   Manager
                     ---------------------------------
acknowledges and agrees that it is collecting and processing the Rents solely as the agent for the Borrower and Manager has no right to, or title in, the Rents. Notwithstanding anything to the contrary in the Management Agreement, the Manager acknowledges and agrees that the Rents are the sole property of the Borrower, encumbered by the lien of the Mortgage and other Loan Documents in favor of Lender. In any bankruptcy, insolvency or similar proceeding the Manager, or any trustee acting on behalf of the Manager, waives any claim to the Rents other than as such Rents may be used to pay the fees and compensation of the Manager pursuant to the terms and conditions of the Management Agreement.

          4.    BORROWER CONSENT.  Borrower has joined herein  to
                ----------------
evidence its consent to the terms, covenants and conditions contained in this Agreement.

          5.    COUNTERPARTS.  This Agreement may be executed  in
                ------------
one or more counterparts, each of which shall be deemed to constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

          6.    NOTICES.  Any notice required or permitted to  be
                -------
given under this Agreement shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 6). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.


          If to Borrower:
                         ----------------------------------------

                         ----------------------------------------

                         Telecopy: (   )    -
                                    ---  --- ----------

          If to Lender:  CMF Capital Company, LLC

                         ----------------------------------------

                         ----------------------------------------

                         Attention:
                                   ------------------------------
                                   CMBS Large Loan Program
                         Telecopy: (   )    -
                                    ---  --- ----------

Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first Business Day after deposit with an overnight air courier service, or (c) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Borrower, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, as of the day and year first above written.

                                   MANAGER:

                                   [                              ]
                                     -----------------------------

                                   By
                                     -----------------------------
                                    Name:
                                    Title:



                                   BORROWER:

                                   [                              ]
                                     -----------------------------


                                   By
                                     -----------------------------
                                    Name:
                                    Title:



                            EXHIBIT A
                            ---------

                      MANAGEMENT AGREEMENT



                           SCHEDULE XI
                           -----------

                      MANAGEMENT AGREEMENTS

1.   Amended and Restated Management Agreement between Winston
  Hospitality, Inc. and Interstate Management & Investment Corp, as Operator, dated November 11, 1996 for Comfort Inn - Charleston,
  North Carolina.

2.   Amended and Restated Management Agreement between Winston
  Hospitality, Inc. and Interstate Management & Investment Corp, as Operator, dated November 11, 1996 for Hampton Inn - Raleigh,
  North Carolina.

3.   Amended and Restated Management Agreement between Winston
  Hospitality, Inc. and Interstate Management & Investment Corp, as Operator, dated November 11, 1996 for Comfort Inn - Durham, North Carolina.

4.   Amended and Restated Management Agreement between Winston
  Hospitality, Inc. and Interstate Management & Investment Corp, as Operator, dated November 11, 1996 for Quality Inn - Charleston,
  North Carolina.

                          SCHEDULE XII
                          ------------

                  MARRIOTT FRANCHISE AGREEMENTS

1.   Franchise Agreement between Marriott International, Inc. and
  Hotel II Inc., dated November 9, 1996 for Courtyard Marriott -
  Wilmington, North Carolina as subsequently assigned to Capstar
  Winston Company, L.L.C. on November 17, 1997.

2.   Franchise Agreement between Marriott International, Inc. and
  Capstar Winston Company, L.L.C., dated March 6, 1998 for
  Residence Inn - Phoenix, Arizona.

3.   Franchise Agreement between Marriott International, Inc. and
  White Lodging Services Corporation, dated January 10, 1992 for
  Courtyard Marriott - Ann Arbor, Michigan as subsequently assigned to Capstar Winston Company, L.L.C. on November 17, 1997.


                          SCHEDULE XIII
                          -------------

                    MARRIOTT OWNER AGREEMENTS

1.   Courtyard by Marriott Owner Agreement among Marriott
  International, Inc., Winston Hospitality, Inc. and WINN Limited
  Partnership dated September 16, 1997 for Courtyard Marriott -
  Wilmington, North Carolina, as subsequently assigned to CapStar
  Winston Company, L.L.C. on November 17, 1997.

2.   Residence Inn by Marriott Owner Agreement among Marriott
  International, Inc., CapStar Winston Company, L.L.C. and WINN
  Limited Partnership dated March    , 1998 for Residence Inn -
                                  ---
  Phoenix, Arizona.

3.   Courtyard by Marriott Owner Agreement among Marriott
  International, Inc., Winston Hospitality, Inc. and WINN Limited
  Partnership dated September 30, 1997 for Courtyard Marriott - Ann Arbor, Michigan, as subsequently assigned to CapStar Winston
  Company, L.L.C. on November 17, 1997.